UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
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Soliciting Material under §240.14a-12

The Kraft Heinz Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KraftHeinz

PHILADELPHIA
SINCE 1872

2024 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

100% NATURAL INGREDIENTS

MAY 2, 2024

ABC
BUMBU KACANG
Serbaguna
SIAP PAKAI

RESEALABLE
Kraft
NotCo
Provolone
STYLE

OUR Purpose

OUR Dream	To be the leader in elevating and creating food that makes you feel good.

OUR Values

2023
At a Glance

+0.6%	Net sales vs. fiscal year 2022
+3.4%	Organic Net Sales* vs. fiscal year 2022
33.5%	Gross profit margin
33.7%	Adjusted Gross Profit Margin*
~36K	Employees globally

* Non-GAAP financial measure. For more information, including reconciliations of our non-GAAP measures to the comparable GAAP measures, see Appendix A to this Proxy Statement.

 2023 was yet another year of continued transformation for Kraft Heinz. Not only did we drive profitable growth, but we’re improving productivity across our value chain and increasing our investments in marketing, research and development, and technology. These investments are a key part of our strategy as we build our business – all with consumers at the center of everything we do. I couldn’t be prouder of what our people and teams have delivered – or more excited about what’s ahead for us in 2024 and beyond. ”

CARLOS ABRAMS-RIVERA, Chief Executive Officer and Member of the Board of Directors

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Websites

Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including on our website, is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Proxy Statement contains information that may constitute forward-looking statements, as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “seek,” “will, “would,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding performance, events, developments, or achievements that we expect or anticipate will occur in the future, including statements expressing general views about future operating results or our targeted achievement of sustainability and other goals, are forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements as such statements speak only as of the date made. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 30, 2023 and those set forth in our future filings with the SEC. We disclaim and do not undertake any obligation to update, revise, or withdraw any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law or regulation.

Forward-looking and other statements in this document may also address our environmental, social, and governance (ESG) and diversity, equity, inclusion, and belonging progress, plans, and goals. The inclusion of such statements is not an indication that these are material to investors or required to be disclosed in the Company’s filings with the SEC. In addition, historical, current, and forward-looking environmental, diversity, and social-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

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NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

AGENDA AND RECOMMENDATIONS
To elect the 11 director nominees named in this Proxy Statement to one-year terms expiring in 2025	FOR all nominees SEE PAGE 23

To approve, on an advisory basis, the Company’s executive compensation	FOR SEE PAGE 58

To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for 2024	FOR SEE PAGE 100

To vote on three stockholder proposals, if properly presented	AGAINST SEE PAGE 104

To transact any other business properly presented at the Annual Meeting

YOUR VOTE IS IMPORTANT. Make sure to have your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card, or voting instruction form with control number available and follow the instructions. For additional information, see Question 4 on page 116.

By Order of the Board of Directors,

HEIDI MILLER Corporate Secretary & Deputy General Counsel, Corporate Governance & Securities Chicago, Illinois March 22, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2024

The Kraft Heinz Company’s Proxy Statement and Annual Report to Stockholders for the   year ended December 30, 2023 are available at ir.kraftheinzcompany.com/proxy

DETAILS

DATE Thursday, May 2, 2024

TIME 11:00 a.m. Eastern Time

LOCATION— VIRTUAL MEETING Live via webcast at www.virtualshareholdermeeting.com/ KHC2024 Access will open 15 minutes prior to start.

RECORD DATE

March 4, 2024

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

We mailed the Notice, our Proxy Statement, our Annual Report to Stockholders for the year ended December 30, 2023, and the proxy card on or about March 22, 2024.

HOW TO VOTE

BY PHONE Call the phone number listed on your proxy card, Notice, or voting instruction form

ONLINE Visit the website listed on your proxy card, Notice, or voting instruction form

BY MAIL Complete, sign, date, and return your proxy card in the envelope enclosed with the physical copy of your proxy materials

2024 Proxy Statement	3

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Dear Fellow Stockholders,

On behalf of the Board of Directors, we thank you for your continued confidence and  investment in Kraft Heinz. 2023 was another in a series of important years for the Company as it continued its transformation. While the year brought challenges to the consumer goods industry, to our planet, and to Kraft Heinz, it also brought exciting new opportunities that the Board believes will position our iconic Company well for the future. The Board is confident in the Company’s progress on its journey to leverage its scale, agility, and dynamic new leadership. The Board and Executive Leadership Team remain committed to strengthening the Company’s business and continuing to deliver a strong return on your investment.

SEAMLESS CEO TRANSITION

Succession planning is a key element of the Board’s ongoing agenda, as demonstrated by the Board’s thoughtful and robust CEO succession process that has enabled a seamless leadership transition between Miguel Patricio and Carlos Abrams-Rivera. As the Company progresses in its long-term strategy, the Board believes that Carlos is the ideal person to lead Kraft Heinz in its next phase. Since joining Kraft Heinz in 2020, Carlos has helped rebuild the Company’s culture and demonstrated a strategic and innovative mindset that has been instrumental to Kraft Heinz’s transformation. The Board believes his experience in both developed and emerging markets is a strong complement to the Company’s ambition for growth.

The Board is grateful for Miguel’s impressive leadership through an unprecedented pandemic and the important initial stages of the Company’s transformation. The Board is pleased to continue to leverage his passion, long-developed knowledge of the industry, and deep insight as the Company’s former CEO as he continues on the Board, serving as non-executive Chair.

COMMITTED ENGAGEMENT AND RESPONSIVENESS

As a Board, we value the relationships built with our stockholders. We continue to enhance the engagement program we launched in 2019. In 2023, we solicited input on topics including our CEO succession; governance policies and practices; executive compensation program; ESG efforts; and diversity, equity, inclusion, and belonging practices, including Board diversity.

The Board and management regularly consider the feedback received, which directly informs decision-making on a variety of important topics. As a result of our ongoing engagement, we have enhanced and refined our programs, practices, and policies — all with the goal of continually strengthening the long-term value of your investment.

EFFECTIVE AND REFRESHED BOARD

In 2023, as part of our continuous assessment of the Board’s structure and in connection with the CEO transition, the Board decided to separate the CEO and Chair roles. The Board believes this structure serves the best interests of Kraft Heinz and our

The Board and Executive Leadership Team remain committed to strengthening the Company’s business and continuing to deliver a strong return on your investment.

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stockholders at this time. This structure promotes a seamless executive transition and enables the Board to continue to maximize Miguel’s skills and talents, balanced by the robust oversight provided by our independent directors — including fully independent Committees, an independent Vice Chair, and an independent Lead Director role with substantive duties and responsibilities.

In December 2023, the Board added Carlos Abrams-Rivera to the Board and named John Cahill as Chair of the Nominating and Corporate Governance Committee. The Board believes Carlos brings deep consumer goods, brand building, and global markets experience and valuable insight as the Company’s CEO. The Board believes John’s deep governance experience gained from years as a public company executive and board member make him a valuable asset as Chair of the Governance Committee. John has been on the Kraft Heinz Board and served as Vice Chair since 2015.

In February of this year, the Company announced that, due to their other business commitments, Greg Abel and Susie Mulder have each decided to retire from the Board effective at the Annual Meeting. On behalf of the Board and the Company, we are grateful to both for their years of service to Kraft Heinz.

ROBUST OVERSIGHT AND SKILLS

The Board continues to play an integral role in Kraft Heinz’s risk management, strategy, and growth, providing key strategic governance and oversight to advise and challenge the Executive Leadership Team. The Board spends significant time engaging with leadership, considering potential risks facing the Company, and guiding Kraft Heinz to be well-positioned to succeed in the future.

As the Board considered the Company’s long-term strategy in the latter half of 2023, we took a particularly close look at our Board skills, including refining the Board’s definition of certain skills to meet the Company’s current and future needs and assessing the key skills each director brings to the Board. New this year, we have added disclosure in this Proxy Statement about the Board’s view of the value each skill brings to the Board and Kraft Heinz.

The Board also believes that having diverse backgrounds and views at the Board table contributes greatly to the success of the Board and Kraft Heinz. In support of its commitment to diversity, in October 2023, the Board updated our Corporate Governance Guidelines to include a policy to actively seek out Board candidates that reflect the diversity of communities in which the Company operates.

As a Board, we never take for granted the confidence and trust you place in the Company. Along with the Executive Leadership Team and the approximately 36,000 Kraft Heinz employees worldwide, we work each day to make Kraft Heinz worthy of your investment by continuing to drive long-term, sustainable growth. We thank you for your continued support.

Sincerely,

JOHN C. POPE

Lead Director

March 22, 2024

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COMPANY OVERVIEW

The Kraft Heinz Company (“Kraft Heinz,” “we,” “our,” “us,” or the “Company”) is a global food company with a delicious heritage. Consumers are at the center of everything we do. With iconic and emerging food and beverage brands around the world, we strive to deliver the best taste, fun, and quality to every meal table we touch. Around the world, our people are connected by a spirit of ownership, agility, and endless curiosity. We also believe in being good humans who are working to improve our Company, communities, and planet. We’re proud of where we’ve been — and even more thrilled about where we’re headed — as we work to nourish the world and lead the future of food.

OUR CULTURE

We define our shared culture by six core Values that make up our common language and reflect the Company we’re working to become each day. Each of our six Values starts with We — a commitment our people make to each other and to consumers around the world.

●	We are consumer obsessed reflects that we are a company of food lovers who are passionate about bringing the best taste, fun, and quality to every meal, every snack, and everyone.

●	We dare to do better every day reflects the curiosity and creativity we bring to work each day to make our products better and our business more efficient.

●	We champion great people reflects our desire to be a place where great people can soar as high — and as far — as their ambition takes them, because our people make the difference.

●	We demand diversity reflects our belief that diversity energizes us, making us stronger, more interesting, and more creative —and that drives better results.

●	We do the right thing reflects how we lead with honesty and integrity and strive to always do right by our customers, partners, suppliers, consumers, and communities.

●	We own it reflects how we are empowered and accountable, treating the business as if it were our own — the mindset that most defines us and sets us apart.

Our People

~36K	40	75
employees globally	countries in which we have employees	manufacturing and processing facilities operated globally

As of December 30, 2023.

We champion great people each day by investing in attracting, developing, and retaining diverse, world-class talent. We are working to drive growth by providing development opportunities, expecting career ownership, and encouraging autonomy. We recognize and reward outstanding performance at every level to create a true spirit of meritocracy.

We conduct a global engagement survey annually to provide employees with an opportunity to share anonymous feedback across a variety of topic areas. The results are reviewed by human resources, managers, senior leadership, and the Board of Directors (the “Board”). For 2023, we established key performance indicators (KPIs) related to improvement in our employee retention and engagement scores for more than 1,850 executives and employees throughout the business, including our Chief Executive Officer (“CEO”) and the other members of our Executive Leadership Team.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

We demand diversity by pursuing our diversity, equity, inclusion, and belonging (“DEI&B”) vision to harness our collective power across all dimensions of diversity, to disrupt the status quo, and provide innovations that better serve our people, business, and communities. We focus on three strategic pillars:

PEOPLE

We are consumer obsessed. Our gender, race/ethnicity, and inclusion aspirations are designed to mirror the demographics of consumers of our products.

Our leaders and managers are expected to learn, practice, and model inclusive leadership and own our DEI&B strategy and its execution.

We welcome everyone to our table where they can be their authentic selves and fully contribute their unique perspectives to drive business results.

BUSINESS

Our iconic and emerging food and beverage brands are designed to reflect the rich diversity of our customers and consumers of our products.

We aim to choose suppliers, partners, and vendors to help drive toward our supplier diversity aspirations and make our business stronger.

We strive for consumers of our products to see their needs represented in our brands, marketing campaigns, and media we choose.

COMMUNITY

We are recognized as a DEI&B leader in and outside the food and beverage industry.

We collaborate with customers, consumers, partners, and suppliers to enrich the communities in which we operate.

We provide learning opportunities to drive understanding between people from different backgrounds, harnessing the power of food.

We believe that diverse backgrounds and perspectives reflect our diverse consumer base and make us stronger, more thoughtful, and more innovative. We also believe that our DEI&B efforts will make a lasting impact for our employees and the marketplace. Our commitments to DEI&B have been continuously expanding as part of our multi-year strategy. Each day, we are working to create a healthier, more equitable global workplace and world. As of December 30, 2023, our employee and leader population included:

Women People of Color Global Management Roles Executive Leadership Team U.S. Salaried Employees Executive Leadership Team 43% 33% Women 78% People of Color 29%

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

We have established 2025 engagement and DEI&B aspirations, which include:

top quartile	30%	50%
global employee engagement survey results related to DEI&B	of our salaried U.S. employee population identifying as people of color	of our global management positions filled by women

17%	40%
of our salaried U.K. employee population identifying as ethnic minorities	of our salaried Brazil employee population identifying as Pretos e Pardos

We provide additional information on our DEI&B strategy and progress and our consolidated Equal Employment Opportunity (“EEO-1”) reports on our website at www.kraftheinzcompany.com/diversity-inclusion.

2023 Notable Awards and Recognition

100 score on Human Rights Campaign Corporate Equality Index	Bloomberg Gender Equality Index 2023	Forbes 2023 List of America’s Best Employers for Diversity	One of Eight Companies Shortlisted for the I&D Impact Award at the 2023 World 50 I&D Impact Awards	Pamay Bassey, Chief Learning and Diversity Officer, Named to Diversity Woman Magazine Elite 100 Class of 2023	2023 LATINO Equity 100, recognizing the “Best Places to work for Latinos”

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Our Environmental and Sustainability Efforts

We believe in making an ethical impact and helping create a sustainable environment while helping feed the world in healthy, responsible ways. Our Environmental Social Governance (“ESG”) strategy prioritizes the key ESG issues for our business. We conduct a comprehensive ESG materiality assessment every three to five years to identify and prioritize the issues that are of greatest concern to our stakeholders and relevant to our business, and we re-evaluate these on an ongoing basis to reflect changes in priority or new and emerging issues.

ESG principles are important to how we do business and are integrated into our long-term strategy. Our efforts and integrated initiatives are organized under three key pillars:

HEALTHY LIVING &
COMMUNITY
SUPPORT

Ongoing improvements to our product nutrition, transparent and responsible marketing and communications, alignment with credible science and public health goals, and our commitment to fight global hunger.

ENVIRONMENTAL
STEWARDSHIP

Reductions in our operational environmental footprint through active efforts to conserve water and energy, reduce emissions, minimize waste, and make our packaging sustainable.

RESPONSIBLE SOURCING Work throughout our value chain dedicated to responsible sourcing and related impacts, including human rights, deforestation, sustainable agriculture, and animal welfare.

In addition, we have established key ESG governance aspirations to guide our efforts:

● ACCOUNTABILITY. We maintain ESG oversight by the Board. Our CEO, key leaders, and their respective team members lead and support our ESG initiatives and have key performance metrics linked to our ESG goals.	● MARKET OUR PRODUCTS RESPONSIBLY. We aim to market and advertise our products in a responsible and suitable manner to all audiences.
● COMMUNICATE TRANSPARENTLY AND AUTHENTICALLY. We publish annual, third-party verified ESG Reports, aligned to industry-best reporting frameworks. We plan to report climate, forests, and water information on an annual basis to CDP and engage with stakeholders on key ESG matters.	● OPERATE ETHICALLY. We strive to conduct business in an ethical manner with an unwavering commitment to integrity and transparency.
● PROMOTE WORKPLACE HEALTH AND SAFETY. We aim to provide a healthy, safe, and secure workplace.	● PROMOTE DEI&B. We demand and promote DEI&B in all aspects of our Company.

Our ESG work is intentionally cross-functional, and we have imbedded ESG principles and practices across our business and value chain. For 2023, we established ESG-related key performance indicators (KPIs) for nearly 800 executives and employees throughout the business, including our CEO, Chief Legal and Corporate Affairs Officer, and Global Chief Procurement and Sustainability Officer.

In October 2023, we released our 2023 ESG Report, which shares our latest goals and our progress through the end of 2022. Our 2023 ESG Report was prepared with reference to the Global Reporting Initiative (GRI) Sustainability Standard and aligned to the general principles of the Sustainability Accounting Standards Board (SASB) for food and beverage companies, as well as the recommendations of the Task Force on Climate-related Financial Disclosure (TCFD).

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

We aim to set ambitious environmental goals, source sustainably, improve the products we sell, and make impactful advancements in communities where we live and work — all with a commitment to transparency. As detailed in our 2023 ESG Report, we made progress and remain on track to achieve our ESG goals. In addition, we are proud to have shared the following highlights for 2022 in our 2023 ESG Report:

HEALTHY LIVING
 & COMMUNITY
 SUPPORT

Provided ~334 million meals to
people in need.
2025 GOAL: Provide 1.5 billion meals to people in need.

72% of our portfolio was in
compliance with Kraft Heinz Global
Nutrition Guidelines.
2025 GOAL: Achieve 85% compliance with our Global Nutrition Guidelines.

Removed ~47 million pounds of sugar across our global portfolio.

2025 GOAL: Reduce total sugar by more than 60 million pounds across our global portfolio.

ENVIRONMENTAL
STEWARDSHIP

Procured 14.21% of electricity from renewable sources.

2025 GOAL: Procure the majority of electricity from renewable sources.

87% of our packaging was recyclable, reusable or compostable.

2025 GOAL: Make 100% recyclable, reusable, or compostable packaging.

Developed roadmaps for net zero GHG emissions by 2050.

RESPONSIBLE
SOURCING

Purchased 75% sustainably- sourced Heinz ketchup tomatoes.

2025 GOAL: Purchase 100% sustainably-sourced Heinz  ketchup tomatoes.

Sourced 67% of eggs globally from cage-free or better* hens.

2025 GOAL: Source 100% of eggs globally from cage-free or better* hens.

Purchased 100%
sustainable palm oil.

*	Sourced from laying hens that come from cage-free, free-range, pasture-raised, or similar natural or open housing settings.

In addition to our annual ESG Reports, we provide information on our ESG strategy and progress and related policies and principles on our website at www.kraftheinzcompany.com/esg.

HELP SUPPORT OUR SUSTAINABILITY EFFORTS — CHOOSE ELECTRONIC DELIVERY

We encourage our stockholders to elect to receive future proxy statements, annual reports, and other materials online to help support our sustainability efforts. Electronic delivery limits paper waste and reduces our overall impact on the environment.

Registered Holders	Beneficial Holders

By Internet — www.proxyvote.com	Contact your bank, broker, or other nominee
By Phone — 1-800-579-1639
By Email — sendmaterial@proxyvote.com
Send a blank email with your control number in the subject line

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

OUR BUSINESS

At Kraft Heinz, consumers are at the heart of everything we do. With iconic and emerging food and beverage brands around the world, we live into our Company Purpose, Let’s Make Life Delicious, each day. Some of our best-known brands include:

We’re on a mission to disrupt not only our own business, but the global food industry. A consumer obsession and unexpected partnerships fuel this disruption as we drive innovation across our Company. We continue to leverage our global scale, agility, and the power of our brands across a portfolio of six consumer-driven product platforms:

TASTE ELEVATION Enhancing the taste, flavor, and texture of food HYDRATION Hydration across kids' beverages and beverage mixes EASY READY MEALS Convenient foods that minimize trade-offs at mealtime DESSERTS Sweet and indulgent treats that bring simple joy to every day SUBSTANTIAL SNACKING Nutrition-rich, tasty, convenient clean food experiences MEATS, CHEESE, AND COFFEE

We have prioritized, and plan to continue prioritizing, investment in our Accelerate platforms, previously called our Grow platforms, in particular Taste Elevation and Easy Ready Meals, to drive accelerated profitable growth.

CEO Transition

On December 31, 2023, the first day of our 2024 fiscal year, Carlos Abrams-Rivera began serving as our CEO and as a member of the Board, following a robust succession planning process by the Board. Since joining Kraft Heinz in 2020, Mr. Abrams-Rivera has helped to rebuild Company culture with a steadfast focus on empowering and developing people and leaders. He has consistently delivered strong results in North America. Bringing strong experience in developed and emerging markets while leaning into agility, disruptive innovation, and growth-driving partnerships, Mr. Abrams-Rivera has a consumer-first mindset that has been instrumental to our transformation and evolution of our strategic plan. The Board is confident in Mr. Abrams-Rivera’s ability to continue to propel Kraft Heinz forward and continue to drive value for our stockholders and other stakeholders. As planned, upon Mr. Abrams-Rivera’s succession as CEO, Miguel Patricio stepped down as CEO and became the non-executive Chair of the Board.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

2023 PERFORMANCE HIGHLIGHTS

In 2023, we delivered strong results, driven by our ambition to better serve our customers and consumers and lead the future of food. We achieved these results driven by our three pillars of growth — Foodservice, Emerging Markets, and U.S. Retail Grow platforms — and accelerated profitability, leveraging our agility and navigating an ever-changing environment and headwinds, including ongoing inflation and a reduction in SNAP food assistance benefits in the United States. For fiscal year 2023, we had:

## SALES

### NET SALES

**+0.6%**

year-over-year increase

### ORGANIC NET SALES*

**+3.4%**

year-over-year increase

## INCOME

### NET INCOME

**$2.8B**

▲ 20.2% year-over-year increase

### ADJUSTED EBITDA*

**$6.3B**

▲ 5.1% year-over-year increase

## CASH FLOW

### NET CASH PROVIDED BY OPERATING ACTIVITIES

**$4.0B**

▲ 61.0% year-over-year increase

### FREE CASH FLOW*

**$3.0B**

▲ 90.7% year-over-year increase

## ZONE PERFORMANCE

**Net Sales**
($ in millions)

$0
$10,000
$20,000
$30,000
North America
International

**Segment Adjusted EBITDA**
($ in millions)

$0
$2,000
$4,000
$6,000
$8,000
North America
International

SALES INCOME CASH FLOW NET SALES NET INCOME NET CASH PROVIDED BY OPERATING ACTIVITIES +0.6% $2.8B $4.0B year-over-year increase 20.2% year-over-year increase 61.0% year-over-year increase ORGANIC NET SALES* ADJUSTED EBITDA* FREE CASH FLOW* +3.4% $6.3B $3.0B year-over-year increase 5.1% year-over-year increase 90.7% year-over-year increase ZONE PERFORMANCE Net Sales ($ in millions) Segment Adjusted EBITDA ($ in millions) $0 $10,000 $20,000 $30,000 North America International $0 $2,000 $4,000 $6,000 $8,000 North America International

*	Non-GAAP financial measure. For more information, including reconciliations of our non-GAAP measures to the comparable GAAP measures, see Appendix A to this Proxy Statement.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

We are continuing to execute our long-term strategy, delivering strong results in 2023 and building momentum for the future. To bring our strategy to life, in the second half of 2023, we announced changes to our Executive Leadership Team — including the appointment of our new CEO, Carlos Abrams-Rivera — and an evolved organizational structure to support accelerated profitable growth. We’re also continuing to unlock efficiencies that we expect to allow us to reinvest in our business, positioning us to lead the future of food. In 2023, we:

Fueled Growth Through our Three Pillars

Grew net sales and Organic Net Sales* year-over-year, fueled by growth in each of our three strategic pillars
Prioritized high grow spaces in Foodservice by expanding across attractive channels such as non-commercial, with higher growth and higher margins
Expanded our data-driven, repeatable go-to-market Emerging Markets model to more than 90% of markets, driving distribution and capturing opportunities by targeting the right product in the right market

Reinvested Back Into the Business

Increased each of our marketing spend, technology spend, and research and development spend by double-digit percentages versus fiscal year 2022
Launched first ever global Heinz campaign, designed to embrace a holistic and sustainable approach to marketing
Won 21 awards — 3 gold, 5 silver, and 13 bronze — at the 2023 Cannes Lions International Festival of Creativity, following investments in marketing to drive brand love and future growth
Built digital-first solutions to power us to obtain better insights faster
Leveraged proprietary artificial intelligence (“AI”) to-powered platform to drive efficiencies across our supply chain

Launched Innovation Enabled by our Agile Innovation Engine

Created patented technology for a disruptive new platform, 360CRISP™ – and debut product, Lunchables Grilled Cheesies
Received recognition on TIME’s list of The Best Inventions of 2023 for Heinz Remix and 360CRISP™ — the only large food company honored and the only company with multiple inventions in the Food & Drink category
Named to Fast Company’s prestigious annual list of the World’s Most Innovative Companies for 2023 — the #2 most innovative company in the Consumer Goods category — particularly for the work done through our joint venture with NotCo, where we are leveraging AI to elevate plant-based food by developing great-tasting products quicker than ever before

Improved Financial Flexibility

Continued to strengthen our balance sheet, reaching our targeted Net Leverage* ratio
Generated strong Free Cash Flow Conversion*, while increasing investments in capital expenditures by approximately $97 million
Generated gross efficiencies of approximately $700 million, remaining on track to reach our target of $2.5 billion in gross efficiencies by 2027

*	Non-GAAP financial measure. For more information, including reconciliations of our non-GAAP measures to the comparable GAAP measures, see Appendix A to this Proxy Statement.

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VOTING ROADMAP

This is intended to provide an overview of voting matters and recommendations. It may not contain all information important to you. Please review this entire Proxy Statement and our 2023 Annual Report prior to voting.

PROPOSAL 1

ELECTION OF DIRECTORS

Elect the following 11 directors to hold office until the Company’s 2025 Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.	More on Page 23

The Board believes that the nominees possess the appropriate mix of skills, qualifications, and expertise to effectively guide, oversee, and challenge management in the execution of our strategy and collectively represent diverse views, experiences, and backgrounds.

45%	27%*	82%	9
People of Color	Women	Independent	Directors added since 2020

*	Reflects Ms. Mulder’s retirement from the Board, effective as of the 2024 Annual Meeting. Since November 2022, our Board has included 4 women, or 31% to 33% of the Board. The Board is committed to maintaining gender diversity at or above 30% by the 2025 Annual Meeting.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Director Nominees at a Glance

ALICIA KNAPP, Independent President and Chief Executive Officer, BHE Renewables, LLC Director Since: 2022 Other Current Public Company Boards: None JOHN T. CAHILL, VICE CHAIR Independent Former Chief Executive Officer and Executive Chairman, Kraft Foods Group, Inc. Director Since: 2015 Other Current Public Company Boards: 2 LORI DICKERSON FOUCHÉ, Independent Former Senior Executive Vice President and Chief Executive Officer, TIAA Financial Solutions, TIAA Director Since: 2021 Other Current Public Company Boards: 1 2023 , CARLOS ABRAMSRIVERA Chief Executive Officer, Kraft Heinz Director Since: Other Current Public Company Boards: None INDEPENDENCE 9 of 11 Directors MIGUEL PATRICIO, CHAIR Non-Executive Former Chief Executive Officer, Kraft Heinz Director Since: 2021 Other Current Public Company Boards: None Audit Committee Compensation Committee Governance Committee Chair TIMOTHY KENESEY, Independent President and Chief Executive Officer, MedPro Group Inc. Director Since: 2020 ELIO LEONI SCETI, Independent Co-Founder, Chief Crafter, and Chairman, The Craftory Director Since: 2020 Other Current Public Company Boards: None HUMBERTO P. ALFONSO, Independent Former Executive Vice President and Chief Financial Officer, Information Services Group, Inc. Director Since: 2023 Other Current Public Company Boards: 1 JOHN C. POPE, LEAD DIRECTOR Independent Chairman and Chief Executive Officer, PFI Group LLC Director Since: 2015 Other Current Public Company Boards: 2 JAMES PARK, Independent Vice President, Alphabet, Google LLC DIANE GHERSON, Independent Former Senior Vice President and Chief Human Resources Officer, International Business Machines Corporation (IBM) Director Since: 2022 Other Current Public Company Boards: None Director Since: 2022 Other Current Public Company Boards: None Other Current Public Company Boards: None

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

PROPOSAL 2

ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (“NEOs”), as described in the Compensation Discussion and Analysis and Executive Compensation Tables in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.	More on Page 58

The cornerstone of our compensation program is our pay-for-performance philosophy that is designed to link a significant portion of each NEO’s compensation to their individual performance and Kraft Heinz’s performance, including ambitious performance targets set in alignment with our strategic plan and above market expectations. Our compensation elements are designed to work together to recognize above median performance, continue to drive value creation, and align our employee’s interests with those of our stockholders.

The Human Capital and Compensation Committee (“Compensation Committee”) designs our compensation program to be aligned with our long-term growth strategy and stockholders’ interests, with executive compensation significantly weighted to be at-risk and performance-driven.

	CASH	Base salary provides a stable source of income designed to be market competitive Performance Bonus Plan awards motivate and reward performance in line with our strategic plan

EQUITY	Performance Share Units (“PSUs”) incentivize total shareholder return (“TSR”) and reward achievement against long-term Company financial performance targets and long-term performance of our common stock
Restricted Stock Units (“RSUs”) incentivize retention and ownership and reward achievement with long-term performance of our common stock

Performance-Driven to Align with Stockholder Interests

CEO 2023* Other NEOs 2023** 9% 30% 28% 13% CEO Base Salary PSUs Performance Bonus Plan at Target 20% Matching RSUs RSUs 78% Performance-Based and/or at Risk 10% 20% Performance Bonus Plan at Target 14% Matching RSUs 37% 71% 19% Base Salary PSUs RSUs Performance-Based and/or at Risk Other NEOs

Charts illustrate the mix of performance-driven, at-risk compensation as a percent of target total direct compensation. We consider the Matching RSUs awarded under the Bonus Investment Plan to be performance-driven because the match amount is determined based on achievement under the Performance Bonus Plan and at-risk because they remain subject to vesting and their value is subject to the long-term performance of our common stock.

*    Reflects 2023 compensation for Mr. Patricio. For 2024, Mr. Abrams-Rivera’s compensation as CEO reflects a change in compensation philosophy by the Compensation Committee moving away from front-loaded multi-year equity grants. For additional information on Mr. Abrams-Rivera’s 2024 compensation as our CEO, see Executive Compensation—Compensation Discussion and Analysis—2024 Compensation Changes—CEO Compensation Changes.

**   Equity award values for Mr. Abrams-Rivera reflect the pro-rata 2023 value of his sign-on new hire awards granted in March 2020 and annualized over four years.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Equity Mix Weighted to Performance Share Units

Beginning with the equity awards granted in 2023, our annual equity award mix includes 70% PSUs and 30% RSUs.

Our 2023 PSUs feature a 3-year performance period and are based 40% on three-year average annual Company TSR performance relative to the peer group, with TSR achievement capped at target in the event the Company has a negative TSR; 30% on three-year Organic Net Sales compound annual growth rate (CAGR); and 30% on three-year  cumulative Free Cash Flow.

30% 3-Year TSR 3-Year Organic Net Sales CAGR 70% PSUs RSUs 21% 3-Year Cumulative Free Cash Flow 28% 21%
Ambitious Targets	We value meritocracy and our performance-based compensation opportunity is designed to be highly market competitive and includes individual and business targets designed to be ambitious but attainable.
Responsive to Stockholders	At our 2023 Annual Meeting, stockholders supported the compensation of our NEOs with approval by approximately 97% of the votes cast. In the fall of 2023, we solicited feedback regarding the design and effectiveness of our executive compensation program from a number of our largest stockholders as part of our 2023 stockholder engagement program. Taking into consideration the strong support in 2023 and the feedback received during our fall stockholder engagement meetings, the Compensation Committee has maintained the general design of our compensation program for 2024. The Compensation Committee is committed to continual review and refinement of our compensation program, taking into consideration stockholder feedback and the evolution of our business. For additional information regarding the substantive actions we have taken, informed by our stockholder engagement, see Executive Compensation—Compensation Discussion and Analysis—Compensation Structure and Goals—Year-Round Executive Compensation-Setting Process—Consideration of Say-On-Pay Vote.
Peer Benchmarked	We use objective criteria to establish our peer company group and evaluate executive compensation versus our peer group median and in light of individual contribution and performance.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent auditors for the fiscal year ending on December 28, 2024.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 3.	More on Page 100

Taking into consideration the quality of services provided by PwC and the factors described in the Audit Matters section of this Proxy Statement, the Audit Committee and the Board have determined that the retention of PwC as our independent auditors continues to be in the best interests of the Company and our stockholders. The Audit Committee believes that PwC’s tenure as the Company’s auditor lends PwC valuable experience with the Company and knowledge of our business that are a benefit to the quality and effectiveness of PwC’s audit. This experience enables PwC to develop and implement efficient and innovative audit processes with respect to Kraft Heinz, focus on the risks that are significant to the Company and its industry, and provide services for fees the Audit Committee considers competitive.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

PROPOSAL 4

STOCKHOLDER PROPOSAL — REPORT ON RECYCLABILITY CLAIMS

A stockholder proposal, if properly presented at the Annual Meeting, requesting the Company issue a report by December 2024 providing the factual basis for legitimacy of all recyclable claims made on plastic packaging.

THE BOARD RECOMMENDS A VOTE AGAINST PROPOSAL 4.	More on Page 104

The Board believes our current efforts meet the aims of the proposal and have a significant impact on improving and reducing our packaging while reducing risk for the Company. We are committed to recycling and to providing consumers with clear information to help increase recycling rates as much as possible, while also continuing to evolve with a dynamic and rapidly-evolving recycling and regulatory landscape. We have stringent internal measures designed to provide that on-pack claims are not misleading to consumers, and our on-pack recycling labeling is reviewed utilizing industry guidance. The Board believes the report requested by the proponent would divert time and expenses from our current efforts and reporting without adding value for stockholders or other stakeholders.

PROPOSAL 5

STOCKHOLDER PROPOSAL — REPORT ON GROUP-HOUSED PORK

A stockholder proposal, if properly presented at the Annual Meeting, requesting the Company disclose the percentage of group-housed pork in each of its main geographic regions and establish measurable targets for “phasing out the purchase of pork from suppliers who use gestation stalls.”

THE BOARD RECOMMENDS A VOTE AGAINST PROPOSAL 5.	More on Page 107

The Board believes that, in light of our current policies and practices with respect to animal welfare and the progress the Company is making on the ESG topics the Company has determined are most significant for Kraft Heinz, as disclosed in our annual ESG Reports, the adoption of the stockholder’s proposal would divert management’s time and Kraft Heinz resources without providing meaningful benefit to the Company or our stockholders. Although we neither own nor manage farms, we require our suppliers to comply with our Global Animal Welfare Policy and Supplier Implementation Guide, which set forth our policies and expectations for our suppliers with respect to the treatment of animals, and the laws and ordinances where they do business, and we continuously monitor and evaluate suppliers’ compliance with our policies and local laws through our due diligence processes and audits.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

PROPOSAL 6

STOCKHOLDER PROPOSAL — REPORT ON GREENHOUSE GAS GOALS

A stockholder proposal, if properly presented at the Annual Meeting, claiming carbon-reduction commitments create risk of SEC enforcement without providing clear benefit to the climate or other values and requesting the Company produce a report analyzing the risks arising from voluntary carbon-reduction commitments.

THE BOARD RECOMMENDS A VOTE AGAINST PROPOSAL 6.	More on Page 111

We fundamentally disagree with the proponent’s position that voluntary carbon-reduction commitments and reporting on the Company’s efforts with respect to greenhouse gas (“GHG”) emissions will create unreasonable risk for the Company. Rather, the proponent’s request appears to create additional cost and risk for the Company by contradicting pending climate regulations, which will require us to disclose the impacts, risks, and opportunities of climate change on our business. We believe that our aspirations with respect to GHG emissions, and the disclosure we provide on our progress toward those aspirations, help us make climate-smart business decisions that help us manage climate risk. Furthermore, we believe these efforts are consistent with the expectations of the majority of our stockholders and other stakeholders and provide value to the Company and our stockholders. For these reasons, the Board believes that the adoption of the stockholder’s proposal would unnecessarily divert management’s time and Kraft Heinz resources without providing meaningful benefit to the Company or our stockholders.

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STOCKHOLDER ENGAGEMENT

We view fostering relationships and trust with stockholders and stakeholders as a critical component of good governance and our long-term success. We are committed to year-round engagement with stockholders, including portfolio managers and investment stewardship teams, and our Corporate Governance Guidelines codify the Board’s commitment to oversight of our engagement efforts. Engagement informs and improves our decision-making with respect to our strategies, programs, policies, and practices, and helps create long-term value for Kraft Heinz and our stockholders.

2023 BY THE NUMBERS
BROAD OUTREACH, DEEP ENGAGEMENT

~57%	~49%	12	40+
Common Stock Outstanding Contacted	Common Stock Outstanding Engaged	Investor Conferences and Non-Deal Roadshows	ESG Stakeholder Engagements

YEAR-ROUND ENGAGEMENT

Our Investor Relations and Corporate Secretary teams meet with institutional stockholders throughout the year to share and respond to questions regarding our performance, significant corporate governance matters, executive compensation, environmental and sustainability efforts, and changes in our Board and Executive Leadership Team. Our comprehensive engagement efforts also include year-round outreach by: our Investor Relations team through investor conferences, non-deal roadshows, and regular meetings with stockholders and sell-side analysts; our Corporate Secretary and Compensation teams with proxy advisory firms; our ESG team with ESG rating firms and stakeholders; and our Treasury team with rating agencies and firms. Generally, webcasts of management’s presentations at industry or investor conferences are publicly accessible on our Investor Relations website at ir.kraftheinzcompany.com/events-and-webcasts.

SPRING	SUMMER	FALL	WINTER
● We publish our proxy statement and our annual report ● We hold engagement calls with our largest stockholders in advance of their votes at our Annual Meeting ● We hold our Annual Meeting	● We assess how our stockholders voted on the proposals at our Annual Meeting ● Our Board and Committees approve the self-evaluation process	● We hold engagement calls with our largest stockholders ● Our Board and Committees conduct annual self-evaluations

●  We assess outcomes from our fall stockholder engagement calls and governance best practices

●  We review policy updates by our stockholders and stakeholders

●  We update our annual governance framework and policies, taking into account our stockholder engagements and Board self-evaluations

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

2023 Engagement Highlights

THIRD-PARTY CONSULTANT ● We engage the services of Morrow Sodali to assist with and expand our stockholder outreach efforts	KEY TOPICS FOR 2023	OTHER KEY RESOURCES

●  Business strategy and current business conditions

●  Financial performance

●  ESG strategy and initiatives

●  Corporate governance practices, including Board skills and diversity

●  Executive compensation changes

●  CEO transition

●  Human capital management and company culture

●  Our investor relations website at ir.kraftheinzcompany.com

●  Our annual ESG Report and information at www.kraftheinzcompany.com/esg

●  Our DEI&B information at www.kraftheinzcompany.com/diversity-inclusion

●  Our ESG reporting framework disclosures, including TCFD, at www.kraftheinz company.com/esg/verifications

Throughout 2023, we actively engaged with current and prospective stockholders at investor conferences and Kraft Heinz events, including:

FEBRUARY JUNE Fourth Quarter and Full Year 2022 Earnings Consumer Analyst Group of New York (CAGNY) Conference NOVEMBER Third Quarter 2023 Earnings UBS Pre-Thanksgiving Virtual Consumer Call Series JP Morgan Chicago Food Field MARCH Trip Bank of America New York Non-Deal Roadshow MAY First Quarter 2023 Earnings 2023 Annual Meeting of Stockholders Barclays Chicago Food Field Trip AUGUST Second Quarter 2023 Earnings SEPTEMBER 2023 Barclays Global Consumer Staples Conference Stifel London ESG Non-Deal Roadshow Bernstein's 39th Annual Strategic Decisions Conference Deutsche Bank Annual dbAccess Global Consumer Conference 2023 Sell-Side Analyst Day Third Annual Evercore ISI Consumer and Retail Conference Bank of America Toronto Non-Deal Roadshow DECEMBER

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

INFORMED GOVERNANCE PRACTICES

We regularly share stockholder feedback with management, the Board, and Committees of the Board. In addition, the Nominating and Corporate Governance Committee (“Governance Committee”) considers corporate governance trends and best practices, as well as our peer and other large company practices, including with respect to our stockholder engagement program and annual meetings, and reviews the voting results of our annual meetings. The Compensation Committee considers compensation trends and best practices, as well as our peer and other large company practices and reviews the say-on-pay voting results of annual meetings.

MEANINGFUL, RESPONSIVE ACTION

Informed by our ongoing engagement with the corporate governance, investment stewardship, and portfolio management teams of our stockholders and other stakeholders throughout the year, we have made a number of enhancements and refinements to our corporate governance, compensation, environmental sustainability, and DEI&B programs and practices. Key actions in recent years include:

CORPORATE GOVERNANCE

Enhanced disclosure regarding the skills of members of the Board, including new, more detailed disclosure of how the Board defines such skills in this Proxy Statement.
Continued focus from the Board on diversity, including enhanced Corporate Governance Guidelines to codify the Board’s commitment to diverse membership.
Continued focus from the Board on refreshment, with a balance of tenures and strong independent representation.

COMPENSATION

Made several enhancements to 2023 compensation as further disclosed in this Proxy Statement, including increasing the percentage of PSUs in our annual equity award mix, lengthening vesting periods for PSUs and RSUs, adding Company-specific metrics to PSUs, and aligning CEO compensation structure to that of our other NEOs.
Enhanced the depth of expertise for the Compensation Committee by appointing Diane Gherson, who brings significant experience in compensation and people management as former Chief Human Resources Officer at IBM, to the Board and Compensation Committee.
Engaged an independent third-party compensation consultant to advise the Compensation Committee regarding executive compensation matters.

ENVIRONMENTAL SUSTAINABILITY

Began providing a user-friendly appendix in our annual ESG Reports that shows annual achievement across various metrics and tracks to Global Reporting Initiative (GRI) Sustainability Standard and aligned to the general principles of the Sustainability Accounting Standards Board (SASB) for food and beverage companies, as well as the recommendations of the Task Force on Climate-related Financial Disclosure (TCFD).
Announced goal to reduce use of virgin plastic globally by 20% by 2030.
Released Global Deforestation- and Conversion-Free Policy.
Announced goal to achieve net zero GHG emissions across our operational footprint (Scope 1 and Scope 2) and entire global supply chain (Scope 3) by 2050.

DIVERSITY

Enhanced disclosures in our Proxy Statement regarding diversity of our Board and Executive Leadership Team.
Continued to strengthen our DEI&B initiatives, resources, and leadership, including establishment of our Global Inclusion Council consisting of senior leaders across our business and members of the Board to drive and oversee our efforts.
Published our consolidated EEO-1 reports on our website.

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OUR BOARD

PROPOSAL 1. ELECTION OF DIRECTORS

At the recommendation of the Governance Committee, the Board has nominated the 11 directors named in this Proxy Statement for election at the Annual Meeting. If elected, the directors will serve for a one-year term expiring at the 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification, or removal. Gregory E. Abel and Susan Mulder are not standing for re-election at the Annual Meeting and, as a result, will step down from the Board effective upon the election of directors at the Annual Meeting.

The Board believes the director nominees are highly qualified and collectively have the appropriate mix of attributes, perspectives, experience, and expertise to provide strong leadership, counsel, and oversight to the Company and management to advance our long-term strategy and deliver value to stockholders. Each nominee has consented to being named as a nominee and has accepted the nomination and agreed to serve as a director if elected. All of the director nominees are current directors. Ten of the directors were elected by stockholders at our 2023 Annual Meeting. The Board appointed Mr. Abrams-Rivera, effective December 31, 2023, in connection with his selection by the Board to succeed Mr. Patricio as the Company’s CEO, as previously disclosed.

The Board believes that each nominee will be able and willing to serve if elected. However, if any nominee becomes unable or unwilling to serve between the date of this Proxy Statement and the Annual Meeting, the Board may designate a new nominee, and the persons named as proxy holders may vote for the substitute nominee. Alternatively, the Board may reduce the size of the Board.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES NAMED FOR ELECTION IN THIS PROXY STATEMENT.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

OUR 2024 DIRECTOR NOMINEES

The nominees represent diverse backgrounds, experiences, and skills, coupled with strong independence, judgement, and integrity, and embody the qualifications relevant to Kraft Heinz’s global operations and long-term strategic vision. We believe advancing diversity creates a competitive advantage that differentiates and elevates everything we do — and that commitment starts at the top.

Director Nominee Qualifications

Director Nominee Qualification Highlights

45% 50s TENURE AGE ENGAGEMENT 82% INDEPENDENT AVERAGE YEARS 3.32 82% 0-4 YEARS 18% 5-9 YEARS 18% UNDER 50 27% 60s 9% 70s AVERAGE YEARS 59 45% PEOPLE OF COLOR 96% AVERAGE ATTENDANCE OF DIRECTORS AT BOARD AND COMMITTEE MEETINGS IN 2023 WOMEN

*	Reflects Ms. Mulder’s retirement from the Board, effective as of the 2024 Annual Meeting. Since November 2022, our Board has included 4 women, or 31% to 33% of the Board. The Board is committed to maintaining gender diversity at or above 30% by the 2025 Annual Meeting.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Director Nominee Skills and Expertise

The following highlights the key skills and expertise that, together with other factors, led the Governance Committee and the Board to recommend the director nominees for election. The matrix is intended to depict notable areas of experience and expertise for each director nominee. The lack of a mark does not mean that the nominee does not possess that qualification or skill.

FINANCIAL AND ACCOUNTING
Experience in and an understanding of accounting and financial reporting processes, capital structure, and complex financial transactions is critical to oversight of our performance and compliance with our reporting obligations as a U.S. publicly traded company.
GLOBAL BUSINESS AND EMERGING MARKETS
Experience in global business, markets, and supply chains or emerging markets, or familiarity with culture, trends, and issues outside of the United States supports our key strategic initiatives for growth as a global company.
CPG OR RELATED INDUSTRY
Experience in the consumer packaged goods or similar consumer-focused industry provides important insight into trends and best practices in manufacturing, marketing, and selling food and beverage products.
ENTERPRISE LEADERSHIP
Experience in oversight and operations as a chief executive officer, chief operating officer, or other senior-level officer, particularly in a public company or other complex global organization, provides a range of practical insights into the operation of large organizations like ours.
SUSTAINABILITY AND HUMAN CAPITAL
Experience in environmental stewardship, sustainability, nutrition and wellness, and social responsibility or human capital management strengthens the Board’s oversight of long-term value creation through a responsible and sustainable business model.
REGULATORY AND PUBLIC POLICY
Experience in a highly regulated industry or public policy in the United States or globally provides valuable insight as our business operates in a continuously evolving global regulatory landscape.
RISK MANAGEMENT
Experience with oversight and management of various strategic, financial, operational, and commercial risks facing the Company enables robust oversight of our efforts to mitigate risk and promote compliance.
STRATEGIC TRANSACTIONS Experience in complex strategic acquisitions, divestitures, or other transactions provides perspective with respect to our transformation and long-term strategy.
BRAND BUILDING
Experience in strategic portfolio management and brand strategy, marketing, and sales supports our ambitious innovation strategy in identifying new product areas, platforms, and technologies.
DIGITAL AND TECHNOLOGY
Experience in technological innovation, trends, and implementation and oversight of cybersecurity risk provides insight for oversight of our navigation of emerging technologies to reach modern consumers.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Director Diversity

We believe that diversity creates a competitive advantage that makes us more thoughtful and stronger. Our commitment to diversity starts at the top. The Board seeks to reflect a wide range of attributes across directors. We provide the following information for purposes of our compliance with the requirements of The Nasdaq Stock Market LLC (“Nasdaq”).

Nasdaq Board Diversity Matrix (as of March 4, 2024)
TOTAL NUMBER OF DIRECTORS*	11
	Female	Male	Non-Binary	Gender Undisclosed
GENDER
Directors	3†	8	–	–
SELF-IDENTIFIED DEMOGRAPHIC BACKGROUND
African American or Black	2	–	–	–
Alaskan Native or American Indian	–	–	–	–
Asian	–	1	–	–
Hispanic or Latinx	–	2	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	1	5	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–	–	–	–
Undisclosed	–	–	–	–

*	Reflects director nominees standing for election at the Annual Meeting. Does not include current directors that are not standing for re-election at the Annual Meeting, if any.
†	Reflects Ms. Mulder’s retirement from the Board, effective as of the 2024 Annual Meeting. Since November 2022, our Board has included 4 women, or 31% to 33% of the Board. The Board is committed to maintaining gender diversity at or above 30% by the 2025 Annual Meeting.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Director Nominee Biographies

The director nominee biographies that follow summarize the key experience and expertise the director nominees bring to the Board.

Miguel Patricio CHAIR Non-Executive

Age: 57

Director Since: May 2021

Chair Since: May 2022

Committees: None

Other Current Public Company Boards: None

Key Skills

●  Global Business and Emerging Markets

●  CPG or Related Industry

●  Enterprise Leadership

●  Risk Management

●  Strategic Transactions

●  Brand Building

Key Qualifications Mr. Patricio brings to the Board deep consumer goods industry and leadership experience as well as valuable perspective as our former CEO.

Career Highlights

●  Kraft Heinz

–  Chair of the Board (since May 2022)

–  Chief Executive Officer (June 2019 to December 2023)

●  Anheuser-Busch InBev SA/NV (“AB InBev”), a multinational drink and brewing holdings company

–  Chief of Special Global Projects – Marketing (January to June 2019)

–  Various zone president and marketing leadership positions (2008 to 2018)

●  InBev SA, a multinational brewing company and predecessor of AB InBev

–  Various zone president and marketing leadership positions (2004 to 2008)

●  Companhia de Bebidas das Americas S.A. (“Ambev”), a Brazilian brewing company and predecessor of AB InBev

–  Chief Marketing Officer (1999 to 2004)

●  Philip Morris Companies Inc., an international tobacco company

–  Vice President, Marketing (1997 to 1999)

●  The Coca-Cola Company, a global beverage company

–  Global Marketing Director (1996 to 1997)

●  Johnson & Johnson, a pharmaceutical and medical device company

–  Global Marketing Director (1989 to 1995)

John T. Cahill VICE CHAIR Independent

Age: 66

Director and Vice Chair Since: July 2015

Committees:

Other Current Public Company Boards:

●  Colgate-Palmolive Company (since 2005)

●  American Airlines Group (since 2013)

Key Skills

●  Financial and Accounting

●  Global Business and Emerging Markets

●  CPG or Related Industry

●  Enterprise Leadership

●  Risk Management

●  Strategic Transactions

Key Qualifications

Mr. Cahill brings to the Board extensive experience in the food and beverage industry, business finance and financial statements, global markets, and executive leadership of public companies.

Career Highlights

●  Kraft Foods Group, Inc. (“Kraft”), one of our predecessor companies

–  Chief Executive Officer (2014 to 2015)

–  Executive Chairman (2012 to 2014)

●  Mondelēz International, Inc. (“Mondelēz”), a food and beverage company and former parent of Kraft

–  Executive Chairman Designate, North American Grocery (2012)

●  Ripplewood Holdings LLC, a private equity firm

–  Industrial Partner (2008 to 2011)

●  PepsiCo, Inc., a global food and beverage company, and affiliates

–  Various executive and senior financial positions (1989 to 2007)

Other Boards and Experiences ● Kraft Foods Group, Inc. (2012 to 2015) ● Legg Mason, Inc., a financial services holding company (2010 to 2014)

Audit Committee	Compensation Committee	Governance Committee	Chair

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

John C. Pope LEAD DIRECTOR Independent

Age: 74

Director Since: July 2015

Lead Director Since: January 2021

Committees:

Other Current Public Company Boards:

●  Waste Management, Inc. (since 1997)

●  Talgo S.A. (since 2015)

Key Skills

●  Financial and Accounting

●  Global Business and Emerging Markets

●  CPG or Related Industry

●  Enterprise Leadership

●  Regulatory and Public Policy

●  Risk Management

●  Strategic Transactions

Key Qualifications Mr. Pope brings to the Board extensive accounting and financial expertise, as well as valuable leadership, operating, marketing, and international experience.

Career Highlights

●   PFI Group LLC, a financial management firm

–  Chairman and Chief Executive Officer (since 1994)

●  United Airlines, a U.S.-based airline, and its parent, UAL Corporation

–  Various executive positions in operations, finance, and marketing (1988 to 1994)

Other Boards and Experiences

●  R. R. Donnelley & Sons Company (1996 to February 2022)

●  Kraft Foods Group, Inc. (2012 to 2015)

●  Kraft Foods Inc. (now Mondelēz) (2001 to 2012)

●  Con-way, Inc. (2003 to 2015)

●  Dollar Thrifty Automotive Group, Inc. (1997 to 2012)

Carlos Abrams-Rivera Kraft Heinz CEO

Age: 56

Director Since: December 2023

Committees: None

Other Current Public Company Boards: None

Key Skills

●  Global Business and Emerging Markets

●  CPG or Related Industry

●  Enterprise Leadership

●  Strategic Transactions

●  Brand Building

●  Digital and Technology

Key Qualifications Mr. Abrams-Rivera brings to the Board deep consumer packaged goods and brand building expertise, strong experience in global and emerging markets, and unique insight as our CEO.

Career Highlights

●  Kraft Heinz

–  Chief Executive Officer (since December 2023)

–  President, Kraft Heinz (August to December 2023)

–  Executive Vice President and President, North America (December 2021 to August 2023)

–  U.S. Zone President (February 2020 to December 2021)

●  Campbell Soup Company, a global food and beverage company

–  Executive Vice President and President, Campbell Snacks (May 2019 to February 2020)

–  President, Campbell Snacks (2018 to May 2019)

–  President, Pepperidge Farm (2015 to 2018)

●  Mondelēz

–  Various marketing and leadership positions (2011 to 2015)

●  Kraft Foods Group, Inc., one of our predecessor companies

–  Various positions (1998 to 2010)

Other Boards and Experiences

●  Energizer Holdings, Inc. (January 2020 to January 2024)

Audit Committee	Compensation Committee	Governance Committee	Chair

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Humberto P. Alfonso Independent

Age: 66

Director Since: May 2023

Committees:

Other Current Public Company Boards:

●  Eastman Chemical Company (since 2011)

Key Skills

●  Financial and Accounting

●  Global Business and Emerging Markets

●  CPG or Related Industry

●  Enterprise Leadership

●  Risk Management

Key Qualifications

Mr. Alfonso brings to the Board deep financial management and public company accounting experience, as well as valuable experience in the CPG industry, public company leadership, and strategy.

Career Highlights

●  Information Services Group, Inc., a global technology research and advisory firm

–  Executive Vice President and Chief Financial Officer (June 2021 to August 2023)

●  Yowie Group Ltd. (“Yowie Group”), a global brand licensing company specializing in children’s consumer products

–  Chief Executive Officer, Global (2016 to 2018)

●  The Hershey Company, a global confectionary and snack products company

–  President, International (2013 to 2015)

–  Various senior and executive financial positions (2006 to 2013)

●  Cadbury Schweppes PLC, a multinational confectionary company

–  Various senior and executive financial positions (2003 to 2006)

●  Pfizer, Inc., a global pharmaceutical company

–  Vice President and Chief Financial Officer (2000 to 2003)

●  Warner-Lambert Company, a pharmaceutical company (acquired by Pfizer, Inc. in 2000)

–  Various financial positions (1983 to 2000)

Other Boards and Experiences

●  Yowie Group (2017 to 2018)

Lori Dickerson Fouché Independent

Age: 54

Director Since: May 2021

Committees:

Other Current Public Company Boards:

●  Hippo Holdings Inc. (since May 2021)

Key Skills

●  Financial and Accounting

●  Enterprise Leadership

●  Regulatory and Public Policy

●  Risk Management

●  Brand Building

Key Qualifications Ms. Fouché brings to the Board seasoned financial expertise, deep experience in the financial services industry, and valuable leadership, operating, and marketing experience.

Career Highlights

●  TIAA, a financial services firm

–  Senior Executive Vice President and Advisor to the Chief Executive Officer (June to December 2020)

–  Senior Executive Vice President and Chief Executive Officer, TIAA Financial Solutions (2018 to June 2020)

●  Prudential Financial, Inc. (“Prudential”), a financial services firm

–  Group Head of Individual Solutions (2017 to 2018)

–  President of Prudential Annuities (2015 to 2017)

–  Chief Executive Officer, Prudential Group Insurance (2014 to 2015)

Other Boards and Experiences

●  Gusto Inc., a private payroll, benefits, and human resource management software provider (since October 2021)

●  Princeton University Board of Trustees (since September 2021 and 2015 to June 2019)

Audit Committee	Compensation Committee	Governance Committee	Chair

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Diane Gherson Independent

Age: 67

Director Since: November 2022

Committees:

Other Current Public Company Boards: None

Key Skills

●  Global Business and Emerging Markets

●  Enterprise Leadership

●  Sustainability and Human Capital

●  Risk Management

●  Strategic Transactions

●  Digital and Technology

Key Qualifications

Ms. Gherson brings to the Board extensive expertise in human resources, compensation, and oversight of diversity and inclusion, as well as valuable experience in corporate transformations and operations.

Career Highlights

●  Boston Consulting Group, Inc., a management consulting firm

–  Senior Advisor (since July 2023)

●  Harvard Business School

–  Senior Lecturer (July 2021 to June 2023)

●  International Business Machines Corporation (IBM), a global technology company

–  Senior Vice President and Special Advisor to the Chief Executive Officer (September to December 2020)

–  Senior Vice President and Chief Human Resources Officer (2017 to August 2020)

–  Senior Vice President, Human Resources (2013 to 2017)

–  Various senior leadership positions in human resources, talent, and compensation and benefits (2002 to 2013)

●  Willis Towers Watson, a global professional services and human resources consulting company

–  Principal and Global Practice Leader (1997 to 2002)

–  Principal (1994 to 1997)

Other Boards and Experiences

●  National Academy of Human Resources (since January 2019)

●  Ping Identity Holding Corp. (February 2021 to October 2022)

Timothy Kenesey Independent

Age: 56

Director Since: January 2020

Committees:

Other Current Public Company Boards: None

Key Skills

●  Financial and Accounting

●  Global Business and Emerging Markets

●  Enterprise Leadership

●  Sustainability and Human Capital

●  Regulatory and Public Policy

●  Risk Management

●  Strategic Transactions

Key Qualifications Mr. Kenesey brings to the Board important insights into creating long-term profitable growth, operations, mergers and acquisitions, risk management, and financial reporting.

Career Highlights

●  MedPro Group Inc., a healthcare liability insurance company and subsidiary of Berkshire Hathaway Inc.

–  President and Chief Executive Officer (since 2001)

●  General Electric Company, an industrial technology company

–  Senior Vice President of GE Insurance (2000)

–  Global Business Development Manager of GE Healthcare (1998 to 1999)

●  Sidley Austin LLP, a global law firm

–  Attorney focused on mergers and acquisitions and corporate finance (1993 to 1997)

●  KPMG LLP, an accounting firm

–  Audit and Tax Accountant (1989 to 1990)

Other Boards and Experiences

●  Fechheimer Brothers, a public safety uniform and apparel company and subsidiary of Berkshire Hathaway Inc. (since 2007)

●  Various other smaller insurance subsidiaries of Berkshire Hathaway Inc. (since 2001)

Audit Committee	Compensation Committee	Governance Committee	Chair

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Alicia Knapp Independent

Age: 45

Director Since: May 2022

Committees:

Other Current Public Company Boards: None

Key Skills

●  Enterprise Leadership

●  Sustainability and Human Capital

●  Regulatory and Public Policy

●  Risk Management

Key Qualifications

Ms. Knapp brings to the Board deep experience as a strategic leader, particularly in renewable energy and sustainability, and significant operational, risk management, and financial acumen.

Career Highlights

●  BHE Renewables, LLC (“BHE Renewables”), a renewable energy company and subsidiary of Berkshire Hathaway Inc.

–  President and Chief Executive Officer (since December 2020)

●  MidAmerican Energy Company (“MidAmerican Energy”), an energy company providing electric and natural gas service and subsidiary of Berkshire Hathaway Inc.

–  Vice President, Renewable Generation (May to December 2020)

–  Vice President, Gas Delivery (2018 to May 2020)

–  General Manager, Gas Operations (2018)

●  BHE Renewables

–  General Manager (2017 to 2018)

–  Project Manager (2012 to 2017)

●  MidAmerican Energy

–  Project Manager, Nuclear (2010 to 2012)

–  Various positions in risk management and energy trading (2001 to 2010)

Elio Leoni Sceti Independent

Age: 58

Director Since: May 2020

Committees:

Other Current Public Company Boards: None

Key Skills

●  Financial and Accounting

●  Global Business and Emerging Markets

●  CPG or Related Industry

●  Enterprise Leadership

●  Sustainability and Human Capital

●  Strategic Transactions

●  Brand Building

Key Qualifications Mr. Leoni Sceti brings to the Board deep experience in the consumer goods sector, operations, marketing, product development, and disruptive innovation.

Career Highlights

●  The Craftory, a global investment house for purpose-driven CPG challenger brands

–  Co-Founder, Chief Crafter, and Chairman (since 2018)

●  Active investor in and advisor to early-stage tech companies (since 2010)

●  Iglo Group, a frozen food company whose brands include Birds Eye, Findus, and Iglo

–  Chief Executive Officer (2013 to 2015)

●  EMI Group, a global music company

–  Chief Executive Officer (2008 to 2010)

●  Reckitt Benckiser Group plc, a home, health, and personal care products company

–  Various marketing and management positions (1992 to 2008)

●  Procter & Gamble Company, a CPG company

–  Various marketing positions (1988 to 1992)

Other Boards and Experiences

●  AB InBev (2014 to April 2023)

●  Barry Callebaut AG (2017 to December 2023)

●  LSG Holdings Limited (since 2011)

●  Various portfolio companies of The Craftory (since 2018)

●  Room to Read, UK Board (since April 2019)

●  One Young World, Board of Trustees (since 2011)

Audit Committee	Compensation Committee	Governance Committee	Chair

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James Park Independent

Age: 47

Director Since: May 2022

Committees:

Other Current Public Company Boards: None

Key Skills

●  Enterprise Leadership

●  Risk Management

●  Strategic Transactions

●  Brand Building

●  Digital and Technology

Key Qualifications Mr. Park brings to the Board deep expertise in technology and digital capabilities, as well as valuable experience in mergers and acquisitions and public company leadership.

Career Highlights

●  Google LLC (“Google”), a subsidiary of Alphabet Inc., a global technology company

–  Vice President, Alphabet (since January 2024)

–  Vice President and General Manager, Wearables and Health (August 2023 to January 2024)

–  Vice President and General Manager, Fitbit (February 2021 to August 2023)

●  Fitbit, Inc., a connected health and fitness company (acquired by Google in January 2021)

–  Chairman (2015 to January 2021)

–  Co-Founder, President, Chief Executive Officer, and Director (2007 to January 2021)

●  CNET Networks, Inc. (“CNET”), an online media company

–  Director of Product Development (2005 to 2007)

●  Wind-Up Labs, Inc., an online photo sharing company (acquired by CNET in 2005)

–  President and Co-Founder (2002 to 2005)

Other Boards and Experiences

●  Fitbit, Inc. (2007 to January 2021)

Audit Committee	Compensation Committee	Governance Committee	Chair

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Board Qualifications and Refreshment

Board Membership Criteria

The selection of qualified directors is key to ensuring that the Board provides robust and effective oversight of the Company in the execution of our long-term strategy. The Governance Committee strives to maintain an independent Board with broad and diverse experience and judgment to represent the interests of our stockholders. The Governance Committee and Board consider a range of factors they view as essential for Board excellence and effectiveness when recruiting and recommending directors for election.

SKILLS, EXPERTISE, AND EXPERIENCE	The Governance Committee seeks director nominees with integrity, sound judgment, and the mix of professional expertise and educational backgrounds to establish and maintain a Board strong in its collective knowledge. As part of this, the Governance Committee seeks to identify individuals whose particular backgrounds, skills, and expertise, when taken together, provide the Board with the key qualifications and skills that can best perpetuate Kraft Heinz’s success.
DIVERSITY	The Board and the Governance Committee are committed to actively seeking out diverse candidates reflective of the diversity of the communities in which the Company operates, including with respect to gender, gender identity, race, ethnic and national background, sexual orientation, cultural background, and age. The Governance Committee reviews its effectiveness in balancing these considerations when assessing the composition of the Board.
COMMITMENT	The Governance Committee considers a director nominee’s ability to devote sufficient time and effort to fulfill their Kraft Heinz responsibilities, taking into account the individual’s other commitments. In addition, in determining whether to recommend a director for re-election, the Governance Committee considers the director’s attendance at Board and Committee meetings and participation in, and contributions to, Board and Committee activities.
INDEPENDENCE	The Board considers whether a nominee meets various independence requirements, including whether a nominee’s service on boards and committees of other organizations is consistent with our conflicts of interest policy.
TENURE AND REFRESHMENT	The Board considers the mix of experience on the Board to balance leadership continuity and a sound understanding of our business and strategy with new perspectives that challenge us and push our continual growth.

Director Independence

Our Corporate Governance Guidelines require that a majority of our directors meet the independence requirements of Nasdaq. For a director to be considered independent, the Board must affirmatively determine, after reviewing all relevant information, that a director has no direct or indirect material relationship with Kraft Heinz that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. The Board determined that, under Nasdaq rules, the following director nominees are independent:

● Mr. Alfonso	● Ms. Gherson	● Mr. Leoni Sceti
● Mr. Cahill	● Mr. Kenesey	● Mr. Park
● Ms. Fouché	● Ms. Knapp	● Mr. Pope

Gregory E. Abel and Susan Mulder, who decided not to stand for re-election at our 2024 Annual Meeting of Stockholders, were also determined to be independent during the periods in which they served. In conducting its evaluations of Mr. Abel, Mr. Kenesey, and Ms. Knapp, the Board considered each individual’s affiliation with Berkshire Hathaway Inc. (together with its affiliates, “Berkshire Hathaway”), which held approximately 26.8% of our outstanding common stock as of March 4, 2024, and its subsidiaries. The Board found that such affiliations and directorships were in compliance with our conflict of interest policies.

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Director Selection Process

Our Governance Committee, with the full Board, is responsible for establishing Board membership criteria and evaluating the qualifications of Board nominees.

SUCCESSION PLANNING
The Governance Committee analyzes Board composition and structure on an ongoing basis to support our long-term strategy, taking into consideration skills, experiences, and diversity, past contributions by current directors, and the results of stockholder votes.
IDENTIFICATION OF CANDIDATES
The Governance Committee identifies qualified director candidates. The Governance Committee accepts nominee suggestions from directors, stockholders, management, and others, and may retain third-party search firms to assist in identifying, evaluating, and conducting due diligence on potential director candidates.
EVALUATION OF CANDIDATES
The Governance Committee evaluates potential candidates on the criteria described above and set forth in our Corporate Governance Guidelines. Qualified candidates are generally interviewed by the Governance Committee Chair, Lead Director, and other members of the Governance Committee, the Board, and management, as appropriate.
DECISION AND NOMINATION
Upon recommendation by the Governance Committee that a director nominee will serve in the best interests of Kraft Heinz and our stockholders, the full Board evaluates and approves director candidates for appointment and election.
ELECTION BY STOCKHOLDERS
Our stockholders consider and annually elect by majority vote all director nominees to serve one-year terms.

The Governance Committee will consider any candidate a stockholder properly presents for election to the Board in accordance with the procedures set forth in our By-Laws. The Governance Committee uses the same criteria to evaluate a candidate suggested by a stockholder as it uses to evaluate a candidate that the Governance Committee identifies. After the Board’s consideration, our Corporate Secretary will notify that stockholder whether or not the Board decided to appoint or nominate the candidate. For a description of how stockholders may nominate a candidate for the Governance Committee’s consideration for election to the Board at an annual meeting, see Other Information—Stockholder Proposals.

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GOVERNANCE

CORPORATE GOVERNANCE HIGHLIGHTS

We are committed to strong corporate governance, which is critical to promote the long-term interests of our stockholders. The Board believes our governance practices provide a framework that strengthens our Board and management accountability, allows the Board to set objectives and monitor performance, helps ensure efficient use of corporate resources, and fosters trust in Kraft Heinz.

BOARD COMPOSITION AND LEADERSHIP

Continuous Refreshment emphasizing a diversity of views and experiences and sound judgment to best perpetuate our success and stockholder interests

Robust Independence, with 9 of 11 director nominees independent

Strong Independent Lead Director, elected by independent directors, separate Chair and Chief Executive Officer roles, and independent Vice Chair

100% Independent Committees of the Board

Executive Sessions (without management present) at each Board meeting

Director Time Commitments Policy limits service on the boards of other public companies to three or, for chief executive officers of public companies, one (each in addition to Kraft Heinz)

Annual Performance Evaluations for the Board and all Committees of the Board

Robust Director Selection Process with Diversity Policy

Active Oversight of Risks related to the Company’s business, including ESG risks

Special Meetings of the Board may be called by our CEO, Chair, a majority of directors, or our Vice Chair or any Committee Chair with the support of at least two other directors

STOCKHOLDER RIGHTS

Proactive Year-Round Engagement with stockholders and incorporation of stockholder input in our strategies and programs

Annual Election of Directors with Majority Voting Standard in uncontested elections

Annual Say-on-Pay Votes

Stockholder Right to Call Special Meetings for stockholders of record of at least 20% of the voting power of our outstanding stock

No “Poison Pill”

Stockholder Action by Written Consent

OTHER BEST PRACTICES Rigorous Stock Ownership Requirements to align directors’ and executive officers’ interests with those of stockholders Robust Clawback Policy Anti-Hedging and Pledging Policies

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BOARD STRUCTURE AND OPERATIONS

11 BOARD MEETINGS IN 2023

KEY RESPONSIBILITIES IN 2023

●  Development of and progress on our long-term strategic plan

●  Our ESG strategy and progress, including climate strategy

●  Succession planning

●  Capital structure and capital allocation strategy

MANAGEMENT ATTENDANCE AT BOARD MEETINGS

Key members of management regularly attend and participate in Board and Committee meetings. Regular attendees include our CEO, CFO, Chief Legal and Corporate Affairs Officer, and other members of the Executive Leadership Team. Other senior leaders attend as meeting topics warrant.

Board Leadership Structure

Our governance framework provides the Board with the flexibility to select the appropriate leadership structure to allow the Board to effectively carry out its responsibilities, serve the long-term interests of Kraft Heinz, and best represent our stockholders’ interests. The Board evaluates its leadership structure based upon our best interests and particular circumstances at the time, taking into consideration the composition of the Board, including the tenure and skill sets of the individual directors and the Board as a whole, our specific business and long-term strategic needs, our operating and financial performance, industry conditions, the economic and regulatory environment, annual Board evaluations, the advantages and disadvantages of alternative leadership structures, and our corporate governance practices generally.

JANUARY MAY DECEMBER Appointed independent Lead Director to help ensure continued robust independent leadership of the Board Combined the roles of Chair and Chief Executive Officer , following the retirement of our then Chair Separated the roles of Chair and Chief Executive Officer , in connection with our CEO succession 2021 2022 2023 Development of and progress on our long-term strategic plan Our ESG strategy and progress, including climate strategy Succession planning Capital structure and capital allocation strategy

●	In 2021, as part of its periodic evaluation of its leadership structure, the Board appointed Mr. Pope as independent Lead Director, taking into consideration his deep understanding of our business and industry, and determined that Mr. Pope is well positioned to provide constructive, independent, and informed guidance and oversight to management.
●	In 2022, following the retirement of our then Chair, the Board combined the roles of Chair and CEO and appointed Mr. Patricio to the role, effective in May 2022. The Board thoroughly considered a range of factors, including our strategic priorities, the complexity and global nature of our business, the various capabilities of our directors, the highly independent composition of the Board, the meaningful responsibilities of the independent Lead Director, and the current environment of our industry. The Board concluded that a combined role, together with the strong independent leadership provided by our Lead Director, Vice Chair, and each of the three standing Board Committees, which consist solely of, and are chaired by, independent directors, provides an appropriate balance between effective independent oversight and strong, consistent leadership to drive execution of our enterprise strategy.
●	In 2023, in connection with the transition of our CEO from Mr. Patricio to Mr. Abrams-Rivera, the Board separated the roles of Chair and CEO. The Board believes that this structure supports a smooth transition and enables the Board and Company to best leverage Mr. Patricio’s and Mr. Abrams-Rivera’s strongest talents to promote the continued growth of our business. As CEO, Mr. Abrams-Rivera is responsible for developing and overseeing the execution of our business strategy and leading and managing the day-to-day operations of the Company. As non-executive Chair, Mr. Patricio focuses on Board leadership and governance and serves as a liaison between the Board and management, working closely with our independent Lead Director and CEO. The Board believes this structure serves the best

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interests of Kraft Heinz and our stockholders at this time and has not established a specific transition period or term for Mr. Patricio’s role as non-executive Chair.

From time to time, the Board may also determine that it is appropriate to nominate members of management to the Board, including the CEO. Our current CEO was initially appointed to serve as a director in December 2023 and is nominated for election at the Annual Meeting. Our previous CEO and current Chair of the Board was initially elected at our 2021 Annual Meeting of Stockholders and is nominated for re-election at the Annual Meeting.

Current Leadership and Responsibilities

MIGUEL PATRICIO Since: May 2022

CHAIR

Non-Executive

●  Presides at all meetings of the Board

●  With the Lead Director, reviews and establishes Board meeting agendas and schedules to ensure sufficient time for discussion of all agenda items

●  With the Lead Director, reviews information sent to the Board

●  Serves as a Board representative for consultation and direct communication with major stockholders, as appropriate

●  Actively participates in CEO succession planning

●  Provides feedback to the Compensation Committee on the performance of the CEO

●  Performs such other duties as the Board may from time-to-time request

Mr. Patricio served as our CEO from June 2019 to December 2023 and has served as a director since May 2021 and as Chair since May 2022. In appointing him as Chair, the Board considered Mr. Patricio’s deep knowledge of our industry, his awareness of key issues facing Kraft Heinz, and his ability to serve as a highly effective bridge between the Board and management and work closely and transparently with our independent directors.

JOHN T. CAHILL Since: July 2015	VICE CHAIR Independent ● Assists the Chair ● Serves as meeting chair when the Chair and Lead Director are unable to attend ● Performs other duties as the Board may from time-to-time request

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JOHN C. POPE Since: January 2021

LEAD DIRECTOR

  Independent

●  Presides at meetings of the Board at which the Chair is not present, including sessions of the independent directors

●  Has the authority to call meetings (including executive sessions) of the independent directors and directors unaffiliated with Berkshire Hathaway

●  Reviews and approves Board meeting agendas and schedules to ensure sufficient time for discussion of all agenda items

●  Reviews and approves information sent to the Board

●  Serves as a Board representative for consultation and direct communication with major stockholders, as appropriate

●  Provides oversight of CEO and Chair succession planning

●  Monitors and evaluates, along with the Compensation Committee and the other independent directors, the performance of the CEO

●  Performs other duties as the Board or independent directors may from time-to-time request

Mr. Pope has served as a director since July 2015 and was a director of our predecessor companies from 2001 to 2015. He has served on the Kraft Heinz Audit, Compensation, and Governance Committees. During his tenure, he has developed an expansive knowledge of Kraft Heinz through significant strategic advances, transformational, operational and organizational changes, and an evolving external environment. Mr. Pope also has deep operational and leadership experience as a public company executive and director.

In appointing Mr. Pope as Lead Director, the independent directors took into consideration Mr. Pope’s experience and knowledge, integrity, and commitment to the Board. The Board and the independent directors considered Mr. Pope’s other commitments and noted his high engagement with the Board and Kraft Heinz management, his history of attendance at Board and Committee meetings, and the additional responsibilities he was undertaking prior to his appointment as Lead Director. The Board determined that Mr. Pope could serve effectively. The Governance Committee, the Board, and the independent directors believe that Mr. Pope continues to dedicate significant time, effort, and attention to his Kraft Heinz Board responsibilities. In 2023, Mr. Pope attended 100% of Board and Committee Meetings.

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COMMITTEES OF THE BOARD

The Board has three standing Committees: Audit, Human Capital and Compensation, and Nominating and Corporate Governance. Each Committee consists exclusively of independent directors, including, with respect to members of the Audit Committee and Human Capital and Compensation Committee, the heightened independence standards under Nasdaq and SEC rules applicable to such committee service. The Chair of each Committee reports to the Board on the topics discussed and actions taken at each Board meeting. Each Committee has a charter that sets forth the Committee’s roles and responsibilities and is reviewed annually by the Committee, with any proposed changes approved by the Board. Each Committee has the authority to retain and terminate independent counsel or other advisors without approval from, or consultation with, management and approve fees and other terms of the engagement.

The Board designates Committee members and Chairs based on the Governance Committee’s recommendations. The Governance Committee and the Board believe that the size of the Board allows for effective Committee organization and facilitates efficient meetings and decision making.

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Audit Committee

JOHN C. POPE Chair HUMBERTO P. ALFONSO JOHN T. CAHILL LORI DICKERSON FOUCHÉ

KEY RESPONSIBILITIES

●  Oversees our financial matters and strategy, the integrity of our financial statements, our accounting and financial reporting processes, our systems of internal control over financial reporting, and the safeguarding of our assets

●  Oversees our compliance with applicable legal and regulatory requirements, including our ethics and compliance programs, codes of conduct, and actual or alleged violations of the codes of conduct

●  Oversees our enterprise risk management program, including risk assessment and risk management guidelines, policies, and processes by which we manage risk, such as those related to major financial risk exposures, information technology, and cybersecurity

●  Oversees our independent auditors’ qualifications, independence, and performance, the performance of our internal audit function, our audit procedures, and our audit plan

RECENT COMMITTEE FOCUS AREAS

In 2023, the Committee’s oversight focused on, among other things:

●  key financial reporting and disclosure matters

●  internal audits

●  tax and litigation matters

●  ethical and legal compliance

●  enterprise risk management

●  cybersecurity

QUALIFICATIONS

●  All members meet the “financial sophistication” standards of the Nasdaq rules.

●  The Board has determined that Mr. Pope, Mr. Alfonso, and Mr. Cahill each qualify as an “audit committee financial expert” within the meaning of SEC rules.

●  No Audit Committee member received any payments from us in 2023 other than compensation for service as a director.

ETHICS AND COMPLIANCE HELPLINE

The Audit Committee has established procedures for the receipt, retention, and treatment, on a confidential basis, of any complaints we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing, ethics, or compliance matters, or anything else that appears to involve financial or other wrongdoing. To report online or find a local phone number to report by phone, including anonymously, visit www.KraftHeinzEthics.com.

100%

INDEPENDENT

9

MEETINGS IN 2023

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Human Capital and Compensation Committee

TIMOTHY KENESEY Chair DIANE GHERSON ELIO LEONI SCETI JAMES PARK JOHN C. POPE

KEY RESPONSIBILITIES

●  Oversees our strategies and policies related to key human resources policies and practices, including diversity and inclusion, workplace environment and culture, pay equity, and talent development and retention

●  Establishes, reviews, and administers our compensation and benefits policies, including incentive-compensation and equity-based plans

●  Oversees our executive compensation programs and succession planning, and reviews our compensation policies and practices for employees as they relate to risk management

●  Evaluates and approves our CEO’s goals and objectives, performance, and elements and amounts of compensation, and reviews and approves the compensation of our other executive officers and Section 16 reporting officers

●  Approves equity and other long-term incentive awards granted under our plans

●  Assesses the compensation of non-employee directors

●  Reviews and considers stockholder viewpoints on compensation, including our say-on-pay voting results

RECENT COMMITTEE FOCUS AREAS

In 2023, the Committee’s oversight focused on, among other things:

●  compensation program strategy and design, including:

–  pay-for-performance components to reinforce a pay-for-performance culture

–  enhancements in response to stockholder feedback

–  updating peer groups

●  CEO succession

●  non-employee director compensation

●  human capital plans to deliver talent required for our long-term plan, including:

–  organization human capital plans

–  recruitment, retention, and engagement strategies

DELEGATION

Under its charter, the Committee may delegate any of its responsibilities to the Chair, another Compensation Committee member, or a subcommittee of Compensation Committee members, unless prohibited by law, regulation, or Nasdaq rule.

INTERLOCKS

The Board has determined that all of the directors who served on the Compensation Committee during our 2023 fiscal year were independent within the meaning of Nasdaq rules. During our 2023 fiscal year, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. During our 2023 fiscal year, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee.

100%

INDEPENDENT

6

MEETINGS IN 2023

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Nominating and Corporate Governance Committee

JOHN T. CAHILL Chair LORI DICKERSON FOUCHÉ ALICIA KNAPP SUSAN MULDER JOHN C. POPE

KEY RESPONSIBILITIES

●  Considers and makes recommendations to the Board regarding candidates for director, incumbent directors’ performance, director independence, and the structure and composition of the Board and its Committees, as well as director succession planning

●  Oversees policies and procedures related to related person transactions, including reviewing transactions and making recommendations to the Board

●  Develops and oversees an annual self-evaluation process for the Board and its Committees

●  Advises the Board on corporate governance matters, including developing and reviewing the Corporate Governance Guidelines

●  Oversees our stockholder engagement program and considers stockholder viewpoints on corporate governance

RECENT COMMITTEE FOCUS AREAS

In 2023, the Committee’s oversight focused on, among other things:

●  director succession planning and recommendations to the Board regarding candidates for director

●  Board composition and disclosure, including:

–  refreshment of the Board skill areas and public disclosure of skill values

–  adoption of a Board diversity policy

●  Board, committee, and individual director performance, including engaging a third party consultant to conduct individual director interviews

●  Investor outreach and feedback

100%

INDEPENDENT

5

MEETINGS IN 2023

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

DIRECTOR ENGAGEMENT

Meeting Attendance

31 BOARD AND COMMITTEE MEETINGS IN 2023 96% AVERAGE ATTENDANCE OF DIRECTORS AT BOARD AND COMMITTEE MEETINGS IN 2023

BOARD AND COMMITTEE MEETING ATTENDANCE

We expect directors to attend all Board meetings and meetings of the Committees on which they serve. During 2023, each incumbent director attended 91% or more of all meetings of the Board and the Committees on which, and during the period that, they served.

EXECUTIVE SESSIONS

The Board believes that a key element of effective independent oversight is regular meetings of the independent directors in executive session without management present. In 2023, independent directors met in executive session at all Board meetings. These sessions are chaired by the Lead Director, who reports key actions to be taken to the Chair, CEO, and Corporate Secretary.

ANNUAL MEETING ATTENDANCE

Directors are encouraged, but are not required, to attend our Annual Meeting of Stockholders. Ten of our current directors attended our 2023 Annual Meeting of Stockholders.

Director Time Commitments Policy

The Board believes that service on the boards of other public companies provides directors with knowledge and experience in governance and leadership that is valuable to Kraft Heinz. The Board also recognizes that public board service requires significant time and effort and that it is critical to the success of the Company that directors have the ability to dedicate sufficient time and attention to their Kraft Heinz Board responsibilities. The Board’s policy, which is included in our Corporate Governance Guidelines:

●	Limits directors’ service on the boards of other public companies to three or, for directors who are chief executive officers of public companies, one (each in addition to Kraft Heinz)
●	Requires that the Board determine whether simultaneous service on more than two other public company audit committees (in addition to Kraft Heinz) impairs a director’s ability to serve effectively on our Audit Committee
●	Establishes an expectation that directors consult with the Chair, the Lead Director, and the Chair of the Governance Committee before accepting an offer to serve on another public company board or as a member of the audit committee of another public company
●	Requires the Governance Committee to take into account the nature and extent of a director’s other commitments when determining whether it is appropriate to nominate that director for re-election
●	Requires directors’ service on the boards and committees of other organizations to be consistent with our conflict of interest policies
DIRECTOR maximum of 3 other public company boards

PUBLIC COMPANY CEO Maximum of 1 other public company board

AUDIT COMMITTEE Maximum of 2 other public company audit committees

As of March 4, 2024, all directors and director nominees are in compliance with the policy. The Governance Committee reviews our director time commitments policy as part of its annual review of our Corporate Governance Guidelines. We also review the policies of our institutional investors on an ongoing basis and discuss such policies during our investor engagement calls.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Director Orientation and Education

We engage each new director in an orientation program to familiarize them with our business, strategy, and policies and provide an opportunity to directly engage with senior leaders throughout the business. Orientation is conducted as soon as reasonably practicable after the meeting at which the director is first elected. It includes presentations on our business and strategic plans, financial position and practices, significant issues and risks, governance and corporate responsibility practices, executive compensation, Company culture, and key environmental and sustainability efforts, as well as a site visit to one of our manufacturing and processing facilities.

Throughout the year, management and outside experts regularly provide presentations to the Board and Committees on Kraft Heinz’s strategic and business plans, financial performance, legal and regulatory matters, compliance programs, recent developments and current events that relate to our strategy and business, and other topics of interest to directors. Directors are welcome to attend meetings of Committees of which they are not a member. Directors also have unrestricted access to management and are encouraged to meet with management to enhance their understanding of our strategy and business. Periodically, the Board also visits Kraft Heinz’s facilities.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Annual Board and Committee Evaluations

The Board believes director evaluations are a critical component of its effectiveness and continuous improvement and an essential practice of good corporate governance. The Board conducts an evaluation of its performance and effectiveness, as well as that of its three standing Committees, on an annual basis. The purpose of the evaluations is to identify ways to enhance the overall effectiveness of the Board and its Committees and to track progress. The Governance Committee is responsible for developing, recommending to the Board, and overseeing the annual self-evaluation process of the Board and each of its Committees.

1 2 Process Review Evaluation TOPICS COVERED IN 2023 The process, including the method of evaluation, is reviewed by the Governance Committee, with recommendations from the Corporate Secretary's team, annually. Updates are made as appropriate and consistent with the current Board structure and responsibilities, Company strategy and processes, and best practices. Directors complete an individual evaluation for the Board and each Committee on which they serve. The evaluations are designed to address significant responsibilities and processes key to Board effectiveness and include open-ended questions and space for candid commentary. Periodically, the Board also engages a consultant to conduct one-on-one discussions to solicit additional feedback. Board efficiency and overall effectiveness Board and Committee structure and composition Satisfaction with the performance of the Board and Committee Chairs Board member access to members of senior management Quality of discussion Quality and clarity of materials presented to directors Satisfaction with the frequency and format of meetings and time allocations Board dynamics and culture Skills and qualifications of individual directors Individual director performance and engagement Oversight of key strategy and risks 5 4 3 FEEDBACK INCORPORATED REVIEW AND DISCUSSION SUMMARY OF EVALUATIONS The Chair of the Governance Committee shares results of the Committee's review and recommendations with the full Board for action. The results of the evaluations are shared with the full Board and each Committee for review and discussion. The Governance Committee reviews the results of the evaluations for all Committees and the full Board and considers recommendations for changes and areas of improvement. Evaluation responses and feedback are aggregated, with feedback anonymized and comments included verbatim. Reports summarizing feedback, including responses and highlights of key themes, are produced for the Board and each Committee. ACTIONS TAKEN The Board took the following recent actions in response to the self-evaluations: Appointed new directors with compensation and audit expertise Enhanced the Board evaluation process to include one-on-one discussions with an independent consultant Assessed and updated director skills

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

BOARD’S OVERSIGHT ROLE

Strategy Oversight

The Board takes an active role in oversight of management’s creation and execution of our long-term strategy and our capital allocation plan for long-term value creation. The full Board oversees our short- and long-term strategic plans, the status of key strategic initiatives, and the principal strategic opportunities and risks that face our business through robust engagement with management, taking into consideration our key priorities, global trends impacting our business, regulatory developments, and emerging innovation. The Board periodically, and at least annually, devotes significant time to in-depth, long-term strategic reviews with our executive and senior business leaders. During these reviews, management provides the Board with its view of key commercial and strategic risks and opportunities faced by our business. The Board brings its collective, independent judgment to provide robust feedback on management’s identification of key strategic risks and opportunities and appropriate actions to mitigate risk. At subsequent meetings, the Board continues to review the Company’s progress against our long-term strategy and capital allocation plan. In addition, specific areas of strategic risk and opportunity are identified for Board or Committee discussion as specific risks arise or as requested by management or individual directors. The Board’s oversight of strategy is also prominent in our merger, acquisition, divestiture, and corporate development activities. Additionally, the Board annually considers and approves our budget and capital allocation plans, which are linked to our long-term strategic plans and priorities. In 2023, the Board received updates on our operating plan and considered our long-term strategic plan, assessed the realignment of our corporate structure, discussed our strategic ambitions, and evaluated near-term strategic focus areas at multiple meetings.

Risk Oversight

Enterprise Risk Management

Our Strategic Enterprise Risk Management (“SERM”) approach is an ongoing process effected at all levels of our operations and across business units and functions to identify, assess, monitor, manage, and mitigate risk over the short, intermediate, and long term. As part of this process, the Company:

●	identifies material risks, including operational, strategic, and financial risks
●	assesses and prioritizes risks taking into account various factors such as the potential impact, likelihood of occurrence, and effectiveness of current mitigation strategies
●	develops plans to monitor, manage, and mitigate material risks

Our SERM process is designed to facilitate open communication between management and the Board to advance the Board’s and Committees’ understanding of our risk management process, how it is functioning, the participants in the process, key risks to our business and performance, and the information gathered through the approach. The Board and Committees may also receive reports from external advisors such as outside counsel and industry experts to further understand critical risk areas. These risks inform Board and Committee discussion topics throughout the year.

The Audit Committee oversees the SERM process. The Audit Committee routinely meets privately with representatives from PwC, our independent auditors, as well as our Global Head of Internal Audit, Chief Global Ethics and Compliance Officer, and Chief Legal and Corporate Affairs Officer. Our Enterprise Risk Committee, which consists of cross-functional members of management, helps identify, evaluate, and implement risk management controls and methodologies to address identified risks and functionally reports directly to the Executive Leadership Team.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Role of the Board and Committees

We face various risks to our business, including strategic, financial, legal, regulatory, operational, accounting, and reputational risks. Identifying, managing, and mitigating our exposure to these risks and effectively overseeing the risk-management process are critical to our operational decision-making and annual planning processes. While management has primary responsibility for managing risk, the Board is responsible for risk oversight with specific areas delegated to appropriate Committees that report on their deliberations to the Board.

Has ultimate responsibility for risk oversight, including related to our ESG risks Has delegated primary responsibility for overseeing risk assessment and management to the Audit Committee and receives regular updates from the Audit Committee Reviews (full Board or via Committees) risks related to our business and operations throughout the year Directors regularly discuss the risk management process directly with members of management FULL BOARD AUDIT COMMITTEE COMPENSATION COMMITTEE GOVERNANCE COMMITTEE Reviews guidelines and policies governing the process by which management manages risk, including related to major financial risk exposures, information technology, and cybersecurity Reviews risk assessment and risk management guidelines, policies, and processes used in our SERM approach Reviews the SERM approach and the results of the annual SERM assessment Allocates responsibility for overseeing the review and assessment of key risk exposures and management's response to those exposures Oversees evaluation of our compensation structure's impact on risk taking and risk mitigation Oversees human resources strategy and key policies, including diversity and inclusion and workplace environment and culture, as well as succession planning Oversees our governance practices and Board composition, refreshment, and leadership structure Reviews related party transactions and our Corporate Governance Guidelines Each Committee reports key risk discussions to the Board following its meetings. MANAGEMENT Responsible for the day-to-day management and mitigation of risk Regularly provides reports to the Board, the Audit Committee, and any other appropriate Committee regarding key risks and the actions management has taken to monitor, control, and mitigate risks Discusses and provides updates on management's reports at Board and Committee meetings

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

For more information about the risks facing the Company, see the factors described in Item 1A, Risk Factors in our Annual Report on Form 10-K for the year ended December 30, 2023 (the “2023 Annual Report”) and those set forth in our future filings with the SEC. The risks described in the 2023 Annual Report and subsequent filings with the SEC are not the only risks facing us. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial based on the information known to us may also materially adversely affect our business, financial condition, or results of operations.

Compensation Oversight

The Compensation Committee, in reliance on analysis provided by an outside consultant engaged by the Company, annually evaluates the risk profile of our executive and broad-based employee compensation programs. In its evaluation for our 2023 fiscal year, the Compensation Committee reviewed our executive compensation structure to determine whether our compensation policies and practices encourage our executive officers or employees to take unnecessary or excessive risks and whether these policies and practices properly mitigate risk. Based on management’s assessment of our current programs, including analysis provided by an outside consultant, the Compensation Committee concluded that our 2023 executive compensation plans were designed in a manner to:

●	achieve a balance of short- and long-term performance aligned with key stakeholder interests
●	discourage executives from taking unnecessary or excessive risks that would threaten the reputation and sustainability of Kraft Heinz
●	encourage appropriate assumption of risk to the extent necessary for competitive advantage purposes

Cybersecurity Oversight

The Audit Committee is responsible for oversight of the Company’s information technology and cybersecurity risks. To fulfill its oversight responsibilities, the Committee receives updates from our Global Chief Information Officer and Chief Information Security Officer at least twice a year, which cover topics related to information security, privacy, and cyber risks and risk management processes, including the status of significant cybersecurity incidences, the emerging threat landscape, and the status of projects to strengthen the Company’s information security posture. We have also adopted a cyber incident response plan, under which the Audit Committee is informed of any cybersecurity incidents with the potential to materially adversely impact the Company or our information systems. The Audit Committee regularly reports to the Board on information technology, cybersecurity, and privacy matters. For more information regarding our cybersecurity risk management efforts, see Item 1C, Cybersecurity in our 2023 Annual Report.

Human Capital Oversight

The Board is actively engaged in overseeing development and succession of the Company’s senior management and the Company’s key human resources strategies. The Compensation Committee oversees the Company’s compensation and benefits plans, policies, and programs, long-term incentive programs, and succession plans for the CEO and other senior executive positions as well as strategies, policies, and outcomes related to diversity and inclusion, workplace environment and culture, pay equity, and talent development and retention. To fulfill its oversight responsibilities, the Committee receives updates from our Global Chief People Officer at least once a year, which cover topics related to engagement and attrition, DEI&B, culture, leadership development, and performance management. The Compensation Committee regularly reports to the Board on human capital management, culture, employee engagement, and performance matters.

Our Global Inclusion Council drives strategic accountability for results and provides oversight of our DEI&B efforts and initiatives, including progress on our DEI&B aspirations. The Council is a critical driver in fostering real organizational change, establishing priorities, and managing integrated and cross-functional initiatives. Council members are:

●   Carlos Abrams-Rivera, Chair, Chief Executive Officer and Director

●   Miguel Patricio, Chair Emeritus, Chair of the Board

●   Pamay Bassey, Chief Learning and Diversity Officer

●   Willem Brandt, Zone President, Europe and Pacific Developed Markets

●   Tim Kenesey, Director

●   Alicia Knapp, Director

●   Rashida La Lande, Executive Vice President and Chief Legal and Corporate Affairs Officer

●   Pedro Navio, Executive Vice President and President, North America

●   Elio Leoni Sceti, Director

●   Melissa Werneck, Executive Vice President and Global Chief People Officer

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

ESG Oversight

Our ESG governance starts with oversight of our ESG strategy, risks, goals, policies, practices, and disclosures by the Board, as set forth in our Corporate Governance Guidelines. We believe the full Board’s responsibility for consideration and oversight of critical ESG issues enhances our sustainability efforts, which are an integral component of our enterprise strategy. To fulfill its oversight responsibilities, the Board receives regular updates on priority ESG issues from our Chief Legal and Corporate Affairs Officer, as well as other team leaders throughout the business, which cover topics related to policy and program development, actions taken to protect the Company from the negative impacts of climate change on our operations and value chain, and progress toward achieving our ESG goals.

ESG Governance

We pursue our ESG goals through a cross-functional approach across the Company and throughout our value chain, centered on continuous improvement. Our ESG governance structure is designed to enable us to live our Vision and Values and imbed ESG throughout the Company.

BOARD OF DIRECTORS Oversees our ESG strategy, risks, goals, policies, practices, and disclosures and engages regularly with management regarding our ESG efforts, including reviewing significant policies, processes, and commitments at least annually. Oversees global ESG strategy, reports to the CEO, collaborates with the ESG Team to establish and lead plan implementation, and has an annual performance goal that tracks our ESG performance. CHIEF PROCUREMENT AND SUSTAINABILITY OFFICER Directs the design, development, execution, and continuous improvement of our global ESG strategy, goals, and initiatives; engages with key stakeholders; and leads the ESG Steering Committee. ESG TEAM CHIEF EXECUTIVE OFFICER Collaborates with members of the Executive Leadership Team on oversight and executional leadership on strategies and has an annual performance goal that tracks our ESG performance. ESG STEERING COMMITTEE Provides cross-functional, upper-level management input on ESG practices and policies and holds Quarterly Business Review meetings with members of the Executive Leadership Team. ESG STEERING COMMITTEE SUBCOMMITTEES Provide high-touch engagement, track emergent issues, and drive collaboration, transparency, and continuous improvement toward initiatives, and hold monthly work groups in: Product Health, Sustainable Agriculture, Responsible Sourcing, Sustainable Manufacturing, Sustainable Packaging, Animal Welfare, Corporate and Government Affairs, and Communications.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

OTHER GOVERNANCE POLICIES AND PRACTICES

Governance Documents

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that articulate our governance philosophy, practices, and key policies, including:

●	the Board’s role, responsibilities, and structure
●	the establishment and responsibilities of the Committees of the Board
●	executive and director performance evaluations
●	succession planning
●	ESG

The Governance Committee reviews the Corporate Governance Guidelines annually and recommends any changes to the Board.

Codes of Conduct

We have a Code of Business Conduct and Ethics for Non-Employee Directors applicable to our non-employee directors and a Code of Conduct applicable to our employees (including our NEOs) and contingent and contract workers (together, the “Codes of Conduct”). The Codes of Conduct reflect our values and are designed to deter wrongdoing and to promote honest and ethical conduct, compliance with applicable laws, rules, and regulations, confidentiality of our proprietary information, and accountability. Our directors, employees, contingent and contract workers, partners, suppliers, and customers, as well as consumers can ask questions about our Codes of Conduct and other ethics and compliance issues, or report potential violations, through our Ethics Helpline, online or by phone, which is operated by an independent and multilingual third-party reporting specialist.

The Codes of Conduct are available on our website as provided below. In the event we amend or waive any of the provisions of the Codes of Conduct applicable to our directors, principal executive officer, principal financial officer, principal accounting officer, or controller, we also intend to disclose such actions, as required, on our website.

Related Person Transactions Policy

The Board has adopted a written policy regarding the review and, where appropriate, approval and ratification of any transaction in which Kraft Heinz is a participant, the amount involved exceeds $120,000, and any related person had, has, or will have a direct or indirect material interest. In general, related persons include our directors, executive officers, and holders of 5% or more of our common stock and their immediate family members.

The Governance Committee, in the course of its review and approval or ratification of a related person transaction under this policy, considers, among other things:

●	the commercial reasonableness of the transaction
●	the materiality of the related person’s direct or indirect interest in the transaction
●	whether the transaction may involve an actual conflict of interest or the appearance of a conflict of interest
●	the impact of the transaction on the related person’s independence (as defined in our Corporate Governance Guidelines and under Nasdaq rules)
●	whether the transaction would violate any provision of our Codes of Conduct

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The Governance Committee approves or ratifies only those related person transactions that are fair and reasonable to Kraft Heinz and in our and our stockholders’ best interests, with any member of the Governance Committee who is a related person with respect to a transaction under review recusing themself from the deliberations or decisions regarding the transaction. The Chair of the Governance Committee (or the Chair of the Audit Committee if the Chair of the Governance Committee is a related person with respect to the transaction under review) will review and approve or ratify potential related person transactions when it is not practicable or desirable to delay review of a transaction until a Governance Committee meeting and will report to the Governance Committee any transaction so approved or ratified.

Corporate Governance Materials Available on Our Website

Our Corporate Governance Guidelines, Committee charters, and Codes of Conduct can be found on our website by visiting ir.kraftheinzcompany.com and clicking on the “Corporate Governance” tab. The information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the SEC. In addition, we will promptly deliver free of charge, upon request, a copy of our Corporate Governance Guidelines, Committee charters, or Codes of Conduct to any stockholder requesting a copy.

Registration Rights Agreement

Pursuant to a registration rights agreement (the “Registration Rights Agreement”) entered into in connection with the merger of Kraft Foods Group, Inc. with and into a wholly owned subsidiary of H.J. Heinz Holding Corporation in July 2015 (the “Kraft Heinz Merger”), we have granted Berkshire Hathaway registration rights with respect to the shares of Kraft Heinz common stock held by Berkshire Hathaway as of the date of the closing of the Kraft Heinz Merger. The registrable shares represent shares of Kraft Heinz common stock acquired from Heinz in connection with the Kraft Heinz Merger and/or immediately prior to the Kraft Heinz Merger pursuant to a warrant. Registration rights do not apply to shares of Kraft Heinz common stock subsequently acquired by Berkshire Hathaway or any other party to the Registration Rights Agreement. These rights include demand registration rights, shelf registration rights, and “piggyback” registration rights, as well as customary indemnification. The rights are subject to certain holdback and suspension periods. We generally will bear all fees, costs, and expenses related to registrations, other than underwriting discounts and commissions attributable to the sale of shares of Kraft Heinz common stock by Berkshire Hathaway, as applicable.

Anti-Hedging and Anti-Pledging Policies

Our Insider Trading Policy limits the timing and types of transactions in Kraft Heinz securities by employees (including executive officers) and directors. Among other restrictions, the policy prohibits holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan, as well as short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Kraft Heinz securities, or hedging transactions on Kraft Heinz securities.

Communications with the Board

Information for stockholders and other parties interested in communicating with our Chair, Lead Director, full Board, or our independent directors, individually or as a group, is included in our Corporate Governance Guidelines, which are available on our website at ir.kraftheinzcompany.com under the “Corporate Governance” tab. Our Corporate Secretary forwards communications relating to matters within the Board’s purview to the independent directors; communications relating to matters within a Committee’s area of responsibility to the Chair of the appropriate Committee; and communications relating to ordinary business matters, such as suggestions, inquiries, and consumer complaints, to the appropriate Kraft Heinz executive or employee. Our Corporate Secretary does not forward solicitations, junk mail, or obviously frivolous or inappropriate communications.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION PROGRAM

Our director compensation program includes a combination of cash compensation and an annual grant of deferred stock. The Compensation Committee reviews our director compensation program regularly and recommends changes, if any, to the Board for its approval. No changes were made to our director compensation program for 2023. For 2024, the independent compensation consultant provided director compensation benchmarking information on market compensation plans and practices for our peers. The Compensation Committee reviewed market alignment of our director compensation program, and the Board approved the program changes described below. These were the first material changes made to our director compensation program since the Kraft Heinz Merger.

2023 Director Compensation

For our 2023 fiscal year, our non-employee directors received:

2023 Annual Compensation	2023 Additional Cash Retainers
Deferred Stock Award Cash Retainer $125,000 $110,000	Chair of the Board	$140,000
	Lead Director	$25,000
	Committee Chairs:
	Audit	$20,000
	Compensation	$20,000
	Governance	$10,000

Mr. Patricio, who is our Chair and former CEO, did not receive payment for his service as a director in 2023.

If a director serves as Chair of multiple Committees, the director will only receive one additional cash retainer.

Directors do not receive meeting fees.

Cash retainers are paid on a quarterly basis. In lieu of the cash retainer, pursuant to the Deferred Compensation Plan for Non-Management Directors, directors may elect to:

●	defer up to 100% in 25% increments into accounts that mirror certain funds in the Kraft Heinz 401(k) Plan, or
●	receive deferred shares annually payable in arrears.

Deferred stock awards are granted effective immediately following each annual meeting of stockholders. Shares of deferred stock are eligible to receive dividends that are accrued at the dividend payment date in the form of dividend equivalent units (“DEUs”). When dividends are paid on our common stock, we accrue the value of the dividend and issue a number of DEUs equal to the accrued dividend value. DEUs are subject to the same terms as the original grant of the underlying deferred stock. All deferred stock awards and DEUs accrued are distributed to a director as shares of common stock six months following the date they cease to serve on the Board.

Mr. Patricio, who is our Chair and former CEO, did not receive payment for his service as a director or Chair through December 30, 2023, the last day of our 2023 fiscal year, during which time he was our CEO. Beginning December 31, 2023, Mr. Patricio serves as non-executive Chair of the Board and will only receive compensation for his service on the Board, as detailed below.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

2024 Changes to Director Compensation

Effective for our 2024 fiscal year, our non-employee directors will receive:

2024 Annual Compensation	2024 Additional Retainers
Stock Award Cash Retainer $185,000 $100,000	Chair of the Board	$60,000	CASH*
		$120,000	STOCK
	Lead Director	$30,000	CASH
	Committee Chairs:
	Audit	$25,000	CASH
	Compensation	$20,000	CASH
	Governance	$20,000	CASH

If a director serves as Chair of multiple Committees, the director will only receive one additional cash retainer.

Directors do not receive meeting fees.

*  The Chair may elect to receive this cash retainer as equity.

Cash retainers are paid on a quarterly basis. In lieu of the annual cash retainer, pursuant to the Amended and Restated Deferred Compensation Plan for Non-Management Directors, directors may elect to receive shares of deferred stock annually payable in arrears.

Deferred stock awards are granted effective immediately following each annual meeting of stockholders. Shares of deferred stock are eligible to receive dividends and are distributed as described above under —2023 Director Compensation.

DIRECTOR STOCK OWNERSHIP GUIDELINES

To strengthen alignment of directors’ interests with those of our stockholders, effective beginning in fiscal year 2024, our stock ownership guidelines require directors that receive compensation for service as directors to hold shares of our common stock in an amount equal to a specified multiple of their annual cash retainer, as follows. All of our current directors are in compliance with the ownership guidelines.

POSITION	STOCK OWNERSHIP REQUIREMENT	COMPLIANCE PERIOD
Non-employee directors	6x ANNUAL CASH RETAINER	5 years from joining the Board

RSUs, shares of deferred stock, DEUs accrued on RSUs and shares of deferred stock, stock equivalents in savings plans or deferred compensation plans, and shares held in a trust for the benefit of immediate family members count toward satisfying this ownership requirement. Unexercised stock options do not count toward satisfying this ownership requirement.

As our CEO, Mr. Abrams-Rivera is subject to stock ownership guidelines applicable for our officers. Our CEO requirement is six times annual base salary. Mr. Abrams-Rivera is in compliance with the ownership guidelines. For additional information, see Executive Compensation—Compensation Discussion and Analysis—Other Compensation Policies and Practices—Officer Stock Ownership Guidelines.

For more details on the stock ownership of our directors and officers, see Beneficial Ownership of Stock—Directors and Officers.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

2023 DIRECTOR COMPENSATION TABLE

The table below summarizes the compensation and stock awards paid or granted to our non-employee directors. Mr. Patricio, who was our CEO during our 2023 fiscal year, did not receive payment for his service as a director in 2023.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Gregory E. Abel	110,023	125,011	—	235,034
Humberto P. Alfonso(3)	—	125,011	—	125,011
John T. Cahill	110,000	125,011	—	235,011
Lori Dickerson Fouché	110,000	125,011	—	235,011
Diane Gherson	110,000	125,011	—	235,011
Timothy Kenesey	123,133	125,011	—	248,144
Alicia Knapp	110,000	125,011	—	235,011
Elio Leoni Sceti	110,023	125,011	—	235,034
Susan Mulder	110,000	125,011	—	235,011
James Park	110,000	125,011	—	235,011
John C. Pope	155,000	125,011	—	280,011
(1)	Includes the value of retainers earned or paid in cash for 2023, including the value of cash retainers for 2022 deferred to equity pursuant to the Kraft Heinz Deferred Compensation Plan for Non-Management Directors.
(2)	The amounts shown in this column represent the full grant date fair value of the deferred stock awards granted in 2023, excluding any retainer fees deferred in exchange for shares, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718 based on the closing price of Kraft Heinz common stock on the grant date ($40.84 on May 4, 2023). The following table summarizes the stock options held by current and former directors as of December 31, 2023:

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
John T. Cahill	8/16/2019	500,000	—	25.41	8/16/2029
	2/26/2015	176,423(a)	—	52.70	2/26/2025
	2/27/2014	43,191(a)	—	45.59	2/27/2024

(a)	Granted as an employee award during his prior employment with Kraft Foods Group, Inc., one of our predecessor companies.
(3)	Mr. Alfonso was elected to the Board effective May 4, 2023.

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BENEFICIAL OWNERSHIP OF STOCK

DIRECTORS AND OFFICERS

The following table shows the number of shares of our common stock beneficially owned as of March 4, 2024 by each current director, director nominee, and NEO, as well as by all of our current directors and executive officers as a group. There were 1,215,638,048 shares of our common stock issued and outstanding as of March 4, 2024. Unless otherwise indicated, each of the named individuals has, to Kraft Heinz’s knowledge, sole voting and investment power with respect to the shares.

Name of Beneficial Owner	Shares Owned	Shares Acquirable within 60 Days(1)	Deferred Stock(2)	Total	Percentage of Common Stock
Current Directors
Gregory E. Abel	7,886	—	63,480	71,366	*
Carlos Abrams-Rivera	358,240	87,576	—	445,816	*
Humberto P. Alfonso	—	—	3,166	3,166	*
John T. Cahill	152,178(3)	719,614	38,672	910,464	*
Lori Dickerson Fouché	—	—	11,356	11,356	*
Diane Gherson	—	—	3,166	3,166	*
Timothy Kenesey	—	—	25,742	25,742	*
Alicia Knapp	—	—	6,292	6,292	*
Elio Leoni Sceti	90,000(4)	—	22,799	112,799	*
Susan Mulder	—	—	14,675	14,675	*
Miguel Patricio	1,333,630(5)	—	—	1,333,630	*
James Park	596	—	5,959	6,292	*
John C. Pope	10,098	—	42,878	52,976	*
Named Executive Officers (NEOs)
Miguel Patricio	------------------------------see above------------------------------
Andre Maciel	174,656	87,576	—	262,828	*
Carlos Abrams-Rivera	------------------------------see above------------------------------
Rashida La Lande	18,466	55,830	—	74,296	*
Rafael Oliveira	334,142	85,588	—	419,730	*
Current directors and executive officers(6) as of March 4, 2024 as a group (22 persons)	3,033,449	1,198,898	238,518	4,470,865	*
*	Less than 1%.
(1)	Includes shares issuable upon settlement of RSUs, including related DEUs accrued, that will vest within 60 days of March 4, 2024 and pursuant to stock options exercisable within 60 days of March 4, 2024.
(2)	Includes related DEUs accrued. For a description of our deferred stock, see Director Compensation—Director Compensation Program.
(3)	Includes 37,735 shares held indirectly in an irrevocable trust for the benefit of Mr. Cahill’s children, of which Mr. Cahill’s spouse serves as a trustee.
(4)	Includes 90,000 shares owned directly by Elma Investments Ltd., which is wholly owned by Elma Trust. Mr. Leoni Sceti is a beneficiary of Elma Trust.
(5)	Includes 992,049 shares held indirectly in a revocable trust, of which Mr. Patricio and his spouse are co-trustees and Mr. Patricio, his spouse, and his children are beneficiaries.
(6)	Pursuant to Item 403 of Regulation S-K, includes Mr. Oliveira, who ceased to be an executive officer effective December 31, 2023, but who was an NEO for fiscal year/2023.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

PRINCIPAL STOCKHOLDERS

The following table displays information about persons we know were the beneficial owners of more than 5% of our issued and outstanding common stock as of March 4, 2024.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
Berkshire Hathaway(2)
3555 Farnam Street
Omaha, Nebraska 68131	325,442,152	26.8%
BlackRock(3)
50 Hudson Yards
New York, New York 10001	90,645,567	7.5%
The Vanguard Group(4)
100 Vanguard Blvd.
Malvern, Pennsylvania 19355	70,388,203	5.8%
(1)	Calculated based on 1,215,638,048 shares of our issued and outstanding common stock as of March 4, 2024.
(2)	Based on the Schedule 13G/A filed on February 14, 2024 by Berkshire Hathaway, reporting beneficial ownership by Warren E. Buffett, Berkshire Hathaway, and Benjamin Moore & Co. Retirement Income Plan. Benjamin Moore & Co. is a subsidiary of Berkshire Hathaway, and Mr. Buffett may be deemed to control Berkshire Hathaway. Berkshire Hathaway and Mr. Buffett share dispositive power over 325,442,152 shares. Benjamin Moore & Co. Retirement Income Plan shares voting and dispositive power over 192,666 shares.
(3)	Based on the Schedule 13G filed on January 26, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock reports sole voting power with respect to 83,527,544 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 90,645,567 shares, and shared dispositive power with respect to 0 shares.
(4)	Based on the Schedule 13G/A filed on February 13, 2024 by The Vanguard Group, Inc. (the “Vanguard Group”). The Vanguard Group reports sole voting power with respect to 0 shares, shared voting power with respect to 1,048,315 shares, sole dispositive power with respect to 66,797,202 shares, and shared dispositive power with respect to 3,591,001 shares.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of Forms 3, 4, and 5 and amendments thereto filed electronically with the SEC by the Reporting Persons with respect to the fiscal year ended December 30, 2023, we believe that all filing requirements were complied with in a timely manner, with the exception of four transfers of common stock by Mr. Patricio to a revocable trust, of which Mr. Patricio and his spouse are co-trustees and Mr. Patricio, his spouse, and his children are beneficiaries, between 2019 and 2022, and the sale of shares of common stock by the revocable trust, which were incorrectly reported as sold directly by Mr. Patricio. These transactions were reported on Form 4 on August 18, 2023.

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EXECUTIVE COMPENSATION

2023 COMPENSATION HIGHLIGHTS

Our executive compensation programs are designed to attract, engage, and incentivize highly skilled and performance-oriented talent, including our NEOs, who are critical to our success. We believe that our compensation program effectively rewards superior financial and operational performance, reflects a continued focus on variable, at-risk compensation paid over the long-term, and aligns the interests of our employees with those of stockholders.

●  MAJORITY OF NEO PAY PERFORMANCE-AND EQUITY-BASED. In 2023, approximately 75% of our NEOs’ compensation was performance-based and at-risk and approximately 66% was equity-based (including Matching RSUs granted through the Bonus Investment Plan).

●  EQUITY AWARDS HEAVILY WEIGHTED TO PERFORMANCE. Effective in 2023, we enhanced the weighting of performance-based equity in our annual award mix to 70% PSUs and 30% RSUs, with vesting periods lengthened to 75% on the third anniversary and 25% on the fourth anniversary.

●  PROGRAM GROUNDED IN BEST PRACTICES. Our compensation program features strong stock ownership guidelines for executives and directors, long-standing clawback terms, and no tax gross ups, enhanced benefit plans for executives, excessive risk taking, hedging, or pledging.

●  ANNUAL CASH INCENTIVES REFLECT ACHIEVEMENT ON RIGOROUS PERFORMANCE TARGETS. In 2023, annual cash incentive payouts under our Performance Bonus Plan were based on achievement of ambitious financial performance goals, market share, or risk management excellence, and individual achievement of strategic, ESG, and employee engagement objectives. Payouts to our NEOs were 102% to 107% of targeted amounts.

●  PSUs INCLUDE COMPANY-SPECIFIC MEASURES AND TSR, WITH CAP. For 2023, PSUs included performance metrics of three-year Organic Net Sales compound annual growth rate (CAGR) (30%), three-year cumulative Free Cash Flow (30%), and three-year average annual TSR (40%), aligned with our long-term growth targets, with TSR achievement capped at target in the event of a negative TSR result at the end of the performance period.

●  ENHANCED STOCK OWNERSHIP GUIDELINES IN 2024. Increased requirements for our CEO to 6x base salary.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking stockholders to vote to approve, on an advisory basis, the compensation of our NEOs as reported in this Proxy Statement. Your vote is not intended to address any specific item of compensation, but rather our overall approach to the compensation of our NEOs.

Before voting, we recommend that you read the information regarding our compensation program, policies, and decisions for our NEOs discussed in the Compensation Discussion and Analysis and Executive Compensation Tables that follow.

The Board and Compensation Committee believe that our pay-for-performance compensation philosophy has resulted in compensation for our NEOs that closely aligns to our financial results and the other performance factors described in the Compensation Discussion and Analysis. In 2023, stockholders showed strong support of our executive compensation programs, with approximately 97% of votes cast in favor of our say-on-pay proposal at our 2023 Annual Meeting. As such, the Compensation Committee did not make any changes to the executive compensation program for 2023 as a result of the say-on-pay vote.

In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at our 2024 Annual Meeting:

RESOLVED, that the stockholders of The Kraft Heinz Company approve, on an advisory basis, the compensation paid to Kraft Heinz’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation Tables, and related narrative disclosure.

This vote on NEO compensation is advisory and therefore will not be binding on Kraft Heinz, our Compensation Committee, or our Board. However, our Board and Compensation Committee value our stockholders’ opinions and will evaluate the results of this vote.

We currently conduct this non-binding vote to approve executive compensation annually, and, unless the Board modifies its policy on the frequency of holding the non-binding vote to approve executive compensation, the next non-binding vote to approve executive compensation will take place at the 2025 Annual Meeting of Stockholders.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF OUR NEO COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis Contents

60	Our NEOs
61	Compensation Structure and Goals
61	Compensation Governance Best Practices
62	Total Rewards Philosophy and Objectives
63	Year-Round Executive Compensation-Setting Process
66	2023 Executive Compensation Program
68	2023 NEO Compensation Snapshots
71	Base Salary
72	Annual Cash-Based Performance Bonus Plan (PBP)
75	Bonus Investment Plan
77	Annual Equity Awards
80	Benefits and Perquisites
80	2024 Compensation Changes
80	CEO Compensation Changes
81	Additional 2024 Program Changes
81	Other Compensation Policies and Practices
81	Officer Stock Ownership Guidelines
81	Change in Control Severance Plan
82	Clawback Policy
82	Impact of Tax and Accounting Policies
82	Human Capital and Compensation Committee Report

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Our NEOs

Our executive compensation program is designed to complement our strategy and values, attract and engage qualified, world-class talent to lead our business, create sustainable growth, and drive long-term value for our stockholders. This Compensation Discussion and Analysis outlines our compensation philosophy and program and focuses on our NEOs for our 2023 fiscal year.

Effective December 30, 2023, the last day of our 2023 fiscal year, Mr. Patricio stepped down as our CEO and became non-executive Chair of the Board and Mr. Oliveira stepped down as Executive Vice President and President, International Markets. Effective December 31, 2023, the first day of our 2024 fiscal year, Mr. Abrams-Rivera became our CEO.

For our 2023 fiscal year, our NEOs were:

MIGUEL PATRICIO	ANDRE MACIEL	CARLOS ABRAMS-RIVERA	RASHIDA LA LANDE	RAFAEL OLIVEIRA
Chief Executive Officer and Chair of the Board	Executive Vice President and Global Chief Financial Officer	President, Kraft Heinz*	Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer**	Executive Vice President and President, International Markets†

*	Mr. Abrams-Rivera served as Executive Vice President and President, North America through August 7, 2023, and as President, Kraft Heinz from August 8, 2023 through December 30, 2023. He became our CEO effective December 31, 2023. For additional information on our 2023 CEO Transition, see Company Overview—Our Business—CEO Transition. For additional information on Mr. Abrams-Rivera’s 2024 CEO compensation, see below under —2024 Compensation Changes—CEO Compensation Changes.
**	Ms. La Lande’s title changed to Executive Vice President and Chief Legal and Corporate Affairs Officer effective December 31, 2023.
†	Mr. Oliveira stepped down as Executive Vice President and President, International Markets effective December 30, 2023 and served as Advisor to the CEO from December 31, 2023 to March 8, 2024.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Compensation Structure and Goals

Compensation Governance Best Practices

WHAT WE DO	WHAT WE DO NOT DO
Proactive year-round engagement with stockholders on executive compensation	No excessive risk taking that would threaten the reputation or sustainability of Kraft Heinz

Strong alignment between pay and performance	No excise tax gross ups

Base pay increases on merit and market alignment	No guaranteed salary increases or bonuses

Rigorous stock ownership requirements to align executives’ interests with stockholders	No single-trigger change in control provisions

Maintain a robust clawback policy	No hedging transactions, short-selling, or transacting in puts, calls, or other derivatives on Kraft Heinz securities

Use double-trigger change in control provisions	No pledging or holding Kraft Heinz securities in a margin account as collateral for a loan

Compensation Committee engages an independent compensation consultant, who performs no other work for the Company, to advise on executive compensation matters	No non-qualified deferred compensation programs for executives

Retain independent consultant to perform risk assessment of executive and broad-based annual compensation programs	No enhanced benefit programs for executives

ESG-related KPIs for nearly 800 executives and employees

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Total Rewards Philosophy and Objectives

Our Total Rewards philosophy is designed to provide a meaningful and flexible spectrum of programs that support our diverse workforce and their families. We aim to grow the best people through meritocracy and pay for performance. Our rewards strategies (compensation, benefits, recognition, and wellbeing) aim to help our employees help themselves to LiveWell. Our global LiveWell program focuses on four wellbeing pillars-physical, emotional, financial, and social health and provides specific programs and resources to support our employees and their families within each of these areas. LiveWell represents our total rewards offerings that are designed to attract and engage highly skilled talent, meet individual and family needs, and inspire, celebrate, and engage our people and teams through enhanced interactions in moments that matter in an environment where employees feel productive, trusted and empowered.

Our core principles are:

PAY FOR PERFORMANCE	Approximately three-quarters of our executive compensation is at-risk and performance-driven with metrics aligned to our long-term growth strategy. Kraft Heinz performance is evaluated by:
(1) Our performance, including results against short-and long-term growth targets, as approved by the Compensation Committee
(2) Total return to our stockholders relative to our peers

CEO 2023* 9% 30% 28% 13% CEO Base Salary PSUs Performance Bonus Plan at Target 20% Matching RSUs RSUs 78% Performance-Based and/or at Risk Other NEOs 2023** 10% 20% Performance Bonus Plan at Target 14% Matching RSUs 37% 71% 19% Base Salary PSUs RSUs Performance-Based and/or at Risk

Charts illustrate mix of performance-driven, at-risk compensation as a percent of target total direct compensation. We consider the Bonus Investment Plan Matching RSUs performance-driven because the match amount is determined based on achievement under the Performance Bonus Plan and at-risk because they remain subject to vesting and their value is subject to the long-term performance of our common stock.
* Reflects 2023 compensation for Mr. Patricio. For 2024, Mr. Abrams-Rivera’s compensation as CEO reflects a change in compensation philosophy by the Compensation Committee moving away from front-loaded multi-year equity grants. For additional information on Mr. Abrams-Rivera’s 2024 compensation as our CEO, see below under —2024 Compensation Changes—CEO Compensation Changes.
** Equity award values for Mr. Abrams-Rivera reflect the pro-rata 2023 value of his sign-on new hire awards granted in March 2020 and annualized over four years.
ALIGN WITH STOCKHOLDER INTERESTS	Our compensation programs are designed to align our executives’ interests with those of our stockholders.
Approximately three-quarters of our executive compensation is tied to Kraft Heinz performance.
Our stock ownership guidelines strengthen alignment of our executive officers’ interests with those of our stockholders.
DRIVE LONG- TERM PROFITABLE GROWTH	We are driven by our Values We dare to do better every day, We own it, and We champion great people.
We reward and invest in attracting, engaging, and retaining world-class talent with the highest potential to drive sustainable, long-term growth and profitability.
RECOGNIZE INDIVIDUAL PERFORMANCE	Individual performance consistent with our Values and leadership principles is also taken into consideration.
We recognize and reward demonstrated skills while supporting continued development.
We see non-financial performance metrics, such as our ESG targets, as critical to the long-term success of our business and reflective of our external responsibility as global leaders, and we believe they add value for our stockholders and other stakeholders.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Year-Round Executive Compensation-Setting Process

We have a robust annual cycle to plan, review, and execute executive compensation, with changes generally effective on the first day of our fiscal year. Highlights from our 2023 agenda include:

JANUARY TO MARCH

●	Evaluated and finalized previous year business performance and individual contributions
●	Evaluated performance and future potential of executives in order to make individual compensation decisions
●	Finalized performance measures and targets for performance cycles of 2023 PSU awards and Performance Bonus Plan, aligned with our annual operating plan and long-term strategy
●	Reviewed stock ownership guidelines and NEO compliance

APRIL TO JUNE

●	Annual Meeting of Stockholders

JULY TO SEPTEMBER

●	Reviewed talent, leadership, and culture strategy, and progress against talent engagement goals
●	Discussed stockholder engagement efforts and feedback
●	Reviewed results of say-on-pay vote of stockholders

OCTOBER TO DECEMBER

●	Completed risk assessment of compensation programs
●	Evaluated and set compensation and performance peer groups for the following year
●	Benchmarked compensation programs and pay opportunities versus the compensation and performance peer groups
●	Reviewed and approved Committee advisor and independence assessment
●	Reviewed Committee Charter
●	Reviewed progress against talent, leadership, culture, and DEI&B strategy
●	Reviewed performance measures for inclusion in compensation program design for 2024

The Compensation Committee oversees our executive compensation program and plans to align them with our strategy, goals, and stockholder interests. In making 2023 compensation decisions, the Compensation Committee considered a number of factors, including:

Compensation programs at peer companies	Kraft Heinz’s performance over the last three years	Our financial plan for 2020 to 2024, as part of our growth strategy and long-term outlook	Realized pay from our historical compensation programs	Methods of aligning executive compensation with stockholder returns	Individual responsibilities and performance, leadership, years of experience, and long-term growth potential

Role of Independent Consultant

Since 2022, the Compensation Committee has engaged Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant. Meridian is hired by and reports directly to the Compensation Committee. Meridian attends meetings and executive sessions of the Committee at which compensation matters are considered and advises and provides guidance and analysis to the Compensation Committee on matters pertaining to executive and non-employee director compensation, including CEO and executive compensation plans and design, executive compensation-related regulatory matters and governance best practices, and competitive market studies. Meridian provides guidance and performs various analyses for the Compensation Committee, including peer group benchmarking and analyses regarding pay and performance alignment, incentive plan performance measures and TSR correlation, and the rigor of performance goals. Meridian does not provide any other services to Kraft Heinz or any of our affiliates and may not be engaged to provide any other services to us without the approval of the Compensation Committee.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

The Compensation Committee reviews Meridian’s performance periodically and reviews Meridian’s independence under SEC Nasdaq rules for compensation consultants. The Compensation Committee has concluded that Meridian is independent and has no conflicts of interest relating to its engagement by the Committee.

Role of Peer Groups

We continuously review and assess our compensation programs to create alignment with our strategies and philosophy. We believe it is important to understand the compensation programs and practices of companies with which we compete for talent, consumers, and investors. The Compensation Committee uses two peer groups: the compensation peer group is used to benchmark executive compensation and compensation design, and the performance peer group is used to measure our relative performance, including for calculating PSU payouts.

We review the selection criteria and companies in both peer groups regularly. For 2023, the Compensation Committee approved changes to the peer groups indicated below.

ADDITIONS EFFECTIVE FOR 2023

Archer-Daniels-Midland Company Colgate-Palmolive Company	Kimberly-Clark Corporation The Procter & Gamble Company		The J. M. Smucker Company*

Campbell Soup Company Conagra Brands, Inc. General Mills, Inc. Hormel Foods Corporation	The J. M. Smucker Company* Kellanova** Mondelēz International, Inc. PepsiCo, Inc.	The Coca-Cola Company Tyson Foods, Inc. WK Kellogg Co**	Keurig Dr Pepper Inc. The Hershey Company McCormick & Company, Incorporated

*	The J. M. Smucker Company was previously included in the performance peer group and was added to the compensation peer group in 2023.
**	In 2023, Kellogg Company split into two publicly traded companies: Kellanova and WK Kellogg Co. Kellanova will remain in the peer group for 2024 and WK Kellogg Co will be removed.

COMPENSATION PEER GROUP

The Compensation Committee, in consultation with the compensation consultant, reviews compensation data from the compensation peer group of companies as a reference point to benchmark and evaluate the compensation of our NEOs, including our CEO, and compensation plan designs.

The compensation peer group is based on publicly traded, U.S.-based organizations in the Consumer Staples Industry (under the Global Industry Classification Standard (GICS)) with revenue of approximately half to double Kraft Heinz’s net sales. We consider the organizations in this industry to be peers in competition for talent, consumers, and investors.

PERFORMANCE PEER GROUP

We established the performance peer group in 2021 with the introduction of our TSR performance metric to compare our long-term incentive compensation to the delivery of results relative to the performance peers, which we consider our performance peer group.

We selected a subset of 13 Fast-moving Consumer Goods (FMCG) and Consumer Goods (CG) peers from our compensation peer group for the performance peer group. We view these companies particularly to be impacted by similar external and market factors and to similar degrees as us. We believe measuring our results relative to this performance peer group supports our pay-for-performance philosophy and aligns with stockholder interests.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

Consideration of Say-On-Pay Vote

The Compensation Committee and full Board take the outcome of stockholders’ annual advisory votes on compensation seriously and are focused on continuing to solicit, understand, and respond to stockholders’ feedback through these annual votes and our stockholder engagement efforts.

Through our ongoing engagement with stockholders, we seek to elicit and consider a broad range of stockholder perspectives regarding our executive compensation program and structure.

For 2023, the Compensation Committee reviewed stockholder feedback, identified key themes across the broad range of stockholder perspectives shared, and implemented changes designed to respond to each. At our 2023 Annual Meeting, stockholders showed strong support of our executive compensation programs, with approximately 97% of votes cast in favor of our say-on-pay proposal. During our spring and fall 2023 stockholder engagement meetings, stockholders provided positive feedback on the enhancements made.

In response to stockholder feedback, for 2023, we took the following key compensation actions:

●	Appointed Ms. Gherson, who brings significant experience in compensation and people management, to the Board and Compensation Committee
●	Engaged Meridian as an independent third-party compensation consultant
●	Enhanced disclosures relating to the structure of our compensation program; our compensation metrics, peer groups, performance targets, and related achievement; and how equity awards are used within our compensation program to support our pay-for-performance philosophy
●	Implemented the following changes to our executive compensation program:

WHAT WE HEARD	WHAT WE DID
● Evaluate the weight of performance-based equity in equity mix	Increased percentage of PSUs. Changed annual equity award mix to 70% PSUs and 30% RSUs, further enhancing the weight of performance-based equity in our award mix following increases made for 2021.
● Lengthen vesting periods for annual equity awards	Lengthened vesting periods. Changed to 75% on the third anniversary and 25% on the fourth anniversary from 100% vesting on third anniversary for annual awards, further enhancing the vesting provisions of our annual equity awards following changes made for 2021.
● Consider Company specific financial performance metric or metrics in addition to TSR for PSUs	Added Company-specific financial metrics to PSUs. Added three-year Organic Net Sales compound annual growth rate (CAGR) (30%) and three-year cumulative Free Cash Flow (30%) as performance metrics in addition to three-year average annual TSR (40%), to align with our long-term growth targets, further enhancing the performance metrics for our PSUs following the introduction of TSR in 2021.
● Consider negative TSR for PSU awards	Introduced negative TSR cap. TSR achievement capped at target in the event the Company has a negative TSR result at the end of the performance period.
● Consider aligning CEO pay structure with other NEOs	Aligned CEO compensation structure. Aligned CEO compensation structure with our other NEOs, including awarding our CEO annual equity awards consistent with our other NEOs and offering the same bonus investment opportunity. CEO target total direct compensation is designed to be in the range of peer median.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

2023 Executive Compensation Program

We believe that our compensation programs should preserve our culture of pay for performance through ownership, ambition, and meritocracy. We aim to grow the best people through meritocracy and pay for performance.

Our compensation program has been designed to take into consideration fixed elements (base salary, benefits, and limited perquisites) and variable elements (short-term incentives (annual bonus) and long-term incentives (equity awards)), with a view toward linking a significant portion of each NEO’s compensation opportunity to Kraft Heinz’s performance and their individual performance. Our compensation elements are designed to work together to recognize achieved performance, continue to drive value creation, and align our employees’ interests with those of our stockholders.

When assessing our compensation program and determining the total compensation we offer to our NEOs, we take into consideration the overall rewards opportunity for each individual, including benefits and perquisites, against market position and expected / actual achieved performance relative to our peers. In line with our pay-for-performance philosophy, we generally do not offer enhanced benefits or significant perquisites to our NEOs. While our method of delivering total compensation may vary from our peers, our approach to determining target and assessing total compensation opportunity is in line with peer practice. Total cash and total direct compensation potential are designed to reflect above market median only when strong relative performance is achieved, aligning with our performance-based pay philosophy.

Our Performance Bonus Plan (PBP) financial measure maximum opportunity is limited to 120% of target and our PSU maximum opportunity is limited to 150% of target. Our maximum payout opportunity is designed to be below market practice (which peer and broader market practice generally provides for payout up to 200% of target), and to take into consideration the ambitious targets set for the plans.

Our voluntary, annual bonus investment plan (“Bonus Investment Plan”) plays an important role in aligning our employees’ goals with our stockholders, and, through the equity match feature for re-invested compensation, tying short-term compensation with our long-term growth and strategy. It also operates as an employee retention tool since participants must hold their purchased shares for the three-year vesting period of the matching shares. Since the investment opportunity is tied to the level of PBP achievement, participation provides the potential for top quartile total compensation when top quartile relative performance is achieved.

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For 2023, the primary elements and objectives of our compensation program for our executive officers, including our NEOs, are:

	Element	Performance Metric	Description	Strategy Alignment
PERFORMANCE-BASED AND VARIABLE FIXED Long-Term Short-Term OTHER	Base Salary	—	Ongoing base cash compensation based on the executive officer’s role and responsibilities, individual job performance, experience, and market.	Recruitment and retention Market competitive
	Performance Bonus Plan (PBP)	PBP EBITDA (100%)	Annual cash incentive with actual cash payouts linked to achievement of key annual Kraft Heinz performance targets and individual performance targets, with equity investment opportunity under our Bonus Investment Plan.	Drive top-tier performance Incentivize and reward performance With Bonus Investment Plan, tie short-term compensation with our long-term strategy and stockholders’ interests
	Bonus Investment Plan	—	RSUs awarded to match an employee’s investment of 35% of their PBP payout in Kraft Heinz stock in lieu of cash and vest based upon continued employment. Matching RSUs vest 100% on the third anniversary based upon continued employment.	Recruitment and retention Drive top-tier performance Align with stockholders’ interests Long-term value creation
	PSUs	Three-year relative TSR (40%), three-year Organic Net Sales compound annual growth rate (CAGR) (30%), and three-year cumulative Free Cash Flow (30%)	Linked to achievement of long-term profitability goals, vest subject to continued employment and the achievement of the performance metrics, and may be awarded through an annual award or performance award.
Recruitment and retention
Drive top-tier performance
Align with stockholders’ interests
Long-term value creation
Incentivize achievement of specific performance goals and long-term strategy
Drive long-term profitable growth

	RSUs	—	Vest 75% on the third anniversary and 25% on the fourth anniversary based upon continued employment and may be awarded through an annual award or performance award.	Recruitment and retention Drive top-tier performance Align with stockholders’ interests Long-term value creation
	Stock Options	We view stock options to be performance-based as their value is tied to Kraft Heinz performance and our stock price.	Generally vest in full after three years based on continued employment and may be awarded through a performance award.	Recruitment and retention Drive top-tier performance Align with stockholders’ interests Link realized value entirely to stock appreciation Drive long-term profitable growth
	Benefits and Perquisites	—	Limited types of non-wage compensation provided in addition to base salary, short-term incentives, and long-term incentives.	Market competitive

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2023 NEO Compensation Snapshots

MIGUEL
PATRICIO

CEO* AND CHAIR OF THE BOARD

As CEO, Mr. Patricio was responsible for managing execution of the Company’s long-term strategy, driving key new business opportunity developments and financial performance, and setting the tone for Company culture, ethics, and compliance.

TARGET	9% 28% 13% Base Salary Performance Bonus Plan at Target 20% Matching RSUs RSUs 30% PSUs
	BASE SALARY	PERFORMANCE BONUS PLAN	ANNUAL EQUITY AWARD
ACTUAL	$1,100,000	$3,367,980	$3,500,006 PSUs
			$1,500,019 RSUs

CHANGES IN 2023

In connection with the Compensation Committee’s annual review process, and in consultation with the compensation consultant, the Committee completed an analysis of Mr. Patricio’s total direct compensation package and approved an increase in his annual base salary from $1 million to $1.1 million, an annual equity award consistent with our other NEOs, and revised the Bonus Investment opportunity from 50% to 35%, which is the same as other eligible employees, effective January 1, 2023, the first day of our 2023 fiscal year.

*	Mr. Patricio stepped down as Chief Executive Officer effective December 30, 2023, the last day of our 2023 fiscal year, and became non-executive Chair of the Board.

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ANDRE MACIEL

EVP AND GLOBAL CHIEF FINANCIAL OFFICER

Mr. Maciel has primary responsibility for management of our financial condition, capital allocation, system of internal controls, financial reporting, investor relations, acquisitions and divestitures, capital market transactions, and information technology.

TARGET	11% 22% 16% Base Salary Performance Bonus Plan at Target 15% Matching RSUs RSUs 36% PSUs
	BASE SALARY	PERFORMANCE BONUS PLAN	ANNUAL EQUITY AWARD
ACTUAL	$725,000	$1,466,974	$2,384,410 PSUs
			$1,021,939 RSUs

CHANGES IN 2023

In connection with the Compensation Committee’s annual review process, and in consultation with the compensation consultant and our CEO, the Committee approved an increase in Mr. Maciel’s annual base salary from $650,000 to $725,000 and target award opportunity for the annual cash bonus from 175% to 200%, effective February 19, 2023. In making its decision to increase Mr. Maciel’s base salary and PBP target award opportunity, the Compensation Committee assessed Mr. Maciel’s performance, knowledge, and skills and the breadth and impact his accountabilities and duties as Executive Vice President and Global Chief Financial Officer and considered related market data provided by the Compensation Consultant and management.

CARLOS
ABRAMS-RIVERA

PRESIDENT, KRAFT HEINZ*

As President, Kraft Heinz, Mr. Abrams-Rivera was responsible for leading the Company’s U.S. and Canadian operations, driving business growth through consumer-first marketing, innovation, and people development, as well as oversight over all global business functions other than finance and legal.

TARGET	7% 17% 24% Base Salary Performance Bonus Plan at Target 12% Matching RSUs RSUs 40% PSUs
	BASE SALARY	PERFORMANCE BONUS PLAN	ANNUAL EQUITY AWARD
ACTUAL	$800,000	$2,257,373	$3,150,067 PSUs
			$1,350,029 RSUs

CHANGES IN 2023

In connection with Mr. Abrams-Rivera becoming President, Kraft Heinz in August 2023, Mr. Abrams-Rivera was entitled to receive a special bonus payable in March 2024, equal to 20% of his 2023 actual bonus. His compensation otherwise remained unchanged.

*	Mr. Abrams-Rivera, who was previously our Executive Vice President and President, North America, became President, Kraft Heinz effective August 8, 2023 and Chief Executive Officer effective December 31, 2023, the first day of our 2024 fiscal year.

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RASHIDA LA
LANDE

EVP, GLOBAL GENERAL COUNSEL, AND CHIEF SUSTAINABILITY AND

CORPORATE AFFAIRS OFFICER

Ms. La Lande leads the Company’s legal function, including corporate governance and securities, transactions, regulatory, intellectual property, litigation, labor and employment, sustainability and ESG oversight, government and corporate affairs.

TARGET	13% 20% 16% Base Salary Performance Bonus Plan at Target 14% Matching RSUs RSUs 37% PSUs
	BASE SALARY	PERFORMANCE BONUS PLAN	ANNUAL EQUITY AWARD
ACTUAL	$700,000	$1,122,660	$1,890,048 PSUs
			$810,010 RSUs

CHANGES IN 2023 No compensation changes for Ms. La Lande were made for 2023.

RAFAEL OLIVEIRA

EVP AND PRESIDENT, INTERNATIONAL MARKETS*

As EVP and President, International Markets, Mr. Oliveira led the Company’s International operations, including growth, sustainability, and innovation.

TARGET	10% 24% 15% Base Salary Performance Bonus Plan at Target 17% Matching RSUs RSUs 34% PSUs
	BASE SALARY	PERFORMANCE BONUS PLAN	ANNUAL EQUITY AWARD
ACTUAL	$721,250**	$1,667,099	$2,344,742PSUs
			$1,004,928 RSUs

CHANGES IN 2023 No compensation changes for Mr. Oliveira were made for 2023.
*	Mr. Oliveira stepped down as Executive Vice President and President, International Markets effective December 30, 2023, the last day of our 2023 fiscal year, and served as Advisor to the CEO from December 31, 2023 to March 8, 2024.
**	Mr. Oliveira is located in the U.K. and paid in British pounds (£). The amount shown is expressed in U.S. dollars using an exchange rate, which is the 12-month average exchange rate for the calendar year rounded to the nearest £0.01. The exchange rate used is $1 to £0.80 for 2023.

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Base Salary

Base salary is the principal “fixed” element of our executive compensation. The Compensation Committee believes that it is important that each NEO receives a market-competitive base salary that provides an appropriate balance between fixed and “at risk” compensation. The initial base salary of each NEO is established in connection with their hiring. In establishing base salaries, we review and consider market-based survey and peer proxy data for informational purposes and generally target market median.

The annualized base salary for each NEO as of December 31 was:

NEO	2022 Base Salary ($)	2023 Base Salary ($)	Change
Mr. Patricio	1,000,000	1,100,000	10.00%
Mr. Maciel(a)	650,000	725,000	11.60%
Mr. Abrams-Rivera	800,000	800,000	—
Ms. La Lande	700,000	700,000	—
Mr. Oliveira(b)	678,824	721,250	—
(a)	In making its decision to increase Mr. Maciel’s base salary, the Compensation Committee assessed Mr. Maciel’s performance, knowledge, and skills and the breadth and impact his accountabilities and his duties as Executive Vice President and Global Chief Financial Officer and considered related market data provided by the Compensation Consultant and management.
(b)	Mr. Oliveira is located in the U.K. and paid in British pounds (£). The amounts shown is expressed in U.S. dollars using an exchange rate, which is the 12-month average exchange rate for the calendar year rounded to the nearest £0.01. The exchange rates used are $1 to £0.85 for 2022 and $1 to £0.80 for 2023. Mr. Oliveira’s base salary was not changed for 2023.

The Compensation Committee has sole responsibility for the review of our CEO’s compensation. Our CEO has primary responsibility for the review of the compensation of his direct reports, including the other NEOs, and provides salary recommendations to the Compensation Committee.

We believe that the base salary review process serves our pay-for-performance philosophy, because base pay increases are not provided to all NEOs on an annual basis. Increases are performance-based and dependent on the NEO’s success and achievement in their role or for market parity.

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Annual Cash-Based Performance Bonus Plan (PBP)

The PBP is designed to motivate and reward employees who contribute positively toward our near-term business strategy and achieve their annual individual performance objectives. The formula for determining a PBP participant’s annual bonus payout is:

BASE SALARY FOR PBP PAYOUT X TARGET AWARD OPPORTUNITY X COMPANY FINANCIAL MULTIPLIER X INDIVIDUAL PERFORMANCE SCORE = PBP PAYOUT EARNED

Base Salary

For purposes of PBP payout, we calculate base salary by averaging an employee’s annual salary as of the 15th day of each month. For any new hires or changes in salary during the fiscal year, we prorate the base salary amount based upon the duration of the individual’s service or timing of changes.

Target Award Opportunity

We establish a target award opportunity for each NEO prior to the beginning of each year, or upon their hire or establishment of increased responsibilities or changes in role, set as a percentage of the NEO’s annual base salary. When establishing the target award opportunity, we consider the overall design of the PBP plan compared to peers, including the ambitious nature of the performance targets set versus the strategic plan, the maximum payout opportunity available under the plan, and the balance of the compensation components in the NEO’s total direct compensation relative to market.

The target award opportunity for each of our NEOs as of December 31 was:

NEO	2022 Target Award Opportunity	2023 Target Award Opportunity	Change
Mr. Patricio	300%	300%	—
Mr. Maciel(a)	175%	200%	14.30%
Mr. Abrams-Rivera	225%	225%	—
Ms. La Lande	150%	150%	—
Mr. Oliveira	225%	225%	—
(a)	In making its decision to increase Mr. Maciel’s PBP target award opportunity, the Compensation Committee assessed Mr. Maciel’s performance, knowledge, and skills and the breadth and impact his accountabilities and his duties as Executive Vice President and Global Chief Financial Officer and considered related market data provided by the Compensation Consultant and management.

Company Financial Multiplier

The financial multiplier is a percentage multiplier based upon achievement of the threshold, target, or maximum level of the applicable global, zone, or business unit financial performance metric for each executive, including our NEOs. For our 2023 fiscal year, the Compensation Committee chose a single metric, PBP EBITDA, for our global financial performance as well as each zone and business unit. The financial performance multiplier ranges from 50% at threshold, to 100% at target, and 120% at maximum based on achievement against the established financial performance targets. Our maximum payout opportunity of 120% is designed to be below market practice (which market practice generally provides for payout up to 200% of target).

We believe that PBP EBITDA reflects key aspects of our performance, including revenue growth, expense control, and efficient use of capital, while maintaining simplicity in the design and execution of our annual cash-based performance bonus plan. The Compensation Committee believes PBP EBITDA appropriately reflects our focus on successful management of our core operations—growing our business and driving sustained increases in profit—in turn, aligning the interests of our NEOs with those of our stockholders. PBP EBITDA is defined below under Financial Measure.

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For 2023, the Compensation Committee approved the financial multiplier for performance achieved as follows:

	GLOBAL		NORTH AMERICA ZONE		INTERNATIONAL ZONE
	Patricio, Maciel, La Lande		Abrams-Rivera		Oliveira
	PBP EBITDA ($ millions)	Financial Multiplier	PBP EBITDA ($ millions)	Financial Multiplier	PBP EBITDA ($ millions)	Financial Multiplier
		(%)		(%)		(%)
Threshold	5,610	50%	5,018	50%	938	50%
Target	6,036	100%	5,378	100%	1,053	100%
Maximum	6,221	120%	5,518	120%	1,098	120%
ACHIEVED	6,289	120%	5,600	120%	1,077	110%

For employees evaluated based upon our global performance, the 2023 financial multiplier was calculated based upon our global PBP EBITDA. For employees evaluated based upon our North America Zone or International Zone performance, the total 2023 financial multiplier was calculated based upon a weighted average of 30% of the global PBP EBITDA financial multiplier and 70% of the applicable zone PBP EBITDA financial multiplier. Based on performance achieved against targets, the Compensation Committee approved the financial multiplier with respect to global, North America Zone, and International Zone performance achieved.

Financial Measure

PBP EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, we exclude, when they occur, the impacts of foreign currency fluctuations by maintaining the exchange rates established in our Annual Operating Plan (“AOP”), restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, equity award compensation expense (excluding restructuring activities), higher or lower incentive compensation compared with what we established in our AOP, the impacts of divestiture-related license income, and certain non-ordinary course legal and regulatory matters. We may adjust the threshold, target, and maximum metrics to incorporate the impact of acquisitions and divestitures. We did not adjust the threshold, target, and maximum for 2023.

Individual Performance Score

The foundation of each employee’s individual performance score is our Management by Objectives (“MBO”) process. At the beginning of each year, the Compensation Committee establishes a series of individual performance goals, or MBOs, that are based upon our corporate strategy, which are then cascaded throughout the organization. First, the Compensation Committee establishes MBOs for our CEO. Then, in consultation with the Compensation Committee, the CEO establishes corresponding MBOs for each of his direct reports, including the NEOs, which are further cascaded down throughout the organization. This cascading process enables us to drive initiatives by aligning individual employee goals throughout the organization.

Each NEO has an MBO comprised of multiple goals or objectives. For each goal, there are one or more key performance indicators (KPIs), which are the quantitative or qualitative metrics used to track achievement of the goal. The individual performance multiplier ranges from 10% at threshold, to 100% at target, and 110% at maximum based on the level of achievement against the established individual performance targets.

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For 2023, the MBO goals for each of the NEOs and the overall performance ascribed by the Compensation Committee for each NEO based on their performance were:

						Individual Performance

NEO	MBO Goals		Key Performance Indicators (KPIs)		Weight (%)	Score
Mr. Patricio	●	Deliver Kraft Heinz Financial Results	–	Achievement in global PBP Adjusted Gross Profit Margin	20	85%
			–	Achievement of global market share	20
	●	Generate Long Term	–	Achievement of marketing innovation	15
		Sustainable Growth	–	Achievement of portfolio transformation	15
			–	Progress on ESG goals	15
	●	Attract and Retain Kraft Heinz Talent	–	Improvement in global engagement score and reduction in global turnover	15
Mr. Maciel	●	Deliver Kraft Heinz Financial Results	–	Achievement in global PBP Adjusted Gross Profit Margin	20	87%
			–	Achievement of global market share	20
	●	Generate Long Term Sustainable Growth	–	Achievement on Free Cash Flow Conversion	20
			–	Achievement of portfolio transformation	20
			–	Achievement of strategic initiatives	10
	●	Attract and Retain Kraft Heinz Talent	–	Improvement in engagement score and reduction in turnover for global finance	10
Mr. Abrams-Rivera	●	Deliver Kraft Heinz Financial Results	–	Achievement in North America PBP Adjusted Gross Profit Margin	20	87%
			–	Achievement of North America market share	20
	●	Generate Long Term	–	Achievement of marketing innovation	20
		Sustainable Growth	–	Achievement of North America Zone strategy	15
			–	Achievement of North America Zone Free Cash Flow Conversion	15
	●	Attract and Retain Kraft Heinz Talent	–	Improvement in engagement score and reduction in turnover for North America Zone	10
Ms. La Lande	●	Deliver Kraft Heinz	–	Achievement on global market share	20	89%
		Financial Results	–	Achievement on risk management excellence	20
	●	Generate Long Term	–	Achievement of ESG initiatives	20
		Sustainable Growth	–	Success on key legal initiatives	15
			–	Achievement of portfolio transformation	15
	●	Attract and Retain Kraft Heinz Talent	–	Improvement in engagement score and reduction in turnover for global legal	10
Mr. Oliveira	●	Deliver Kraft Heinz Financial Results	–	Achievement in International Zone PBP Adjusted Gross Profit Margin	20	91%
			–	Achievement in International Zone market share	20
	●	Generate Long Term Sustainable Growth	–	Achievement of International Zone strategy	25
			–	Progress on International Zone ESG goals	10
			–	Achievement in International Zone Free Cash Flow Conversion	10
	●	Attract and Retain Kraft Heinz Talent	–	Improvement in engagement score and reduction in turnover for International Zone	15

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PBP Payout Earned

In our 2023 fiscal year, the Compensation Committee approved the following PBP payouts earned for each of our NEOs:

	Base Salary for	Target Award	Financial	Individual	PBP Payout
	PBP Calculation	Opportunity	Multiplier	Performance Score	Earned(a)
Name	($)	(%)	(%)	(%)	($)
Mr. Patricio	1,100,000	300	120	85	3,367,980
Mr. Maciel(b)	712,500	196.2	120	87	1,466,974
Mr. Abrams-Rivera	800,000	225	120	87	2,257,373
Ms. La Lande	700,000	150	120	89	1,122,660
Mr. Oliveira(c)	721,250	225	113.20	91	1,667,099
(a)	Payout calculations are interpolated between minimum, target, and maximum.
(b)	Mr. Maciel’s base salary and target award opportunity for PBP calculation are prorated due to the timing of his compensation changes in February 2023.
(c)	Mr. Oliveira’s base salary and cash bonus are paid in British pounds (£). The figures in this table reflect the U.S. dollar equivalent of the base salary and PBP payout earned for Mr. Oliveira at the time PBP payout amounts are approved by the Compensation Committee in February 2024 using an exchange rate of $1 to £0.80.

Bonus Investment Plan

As part of our commitment to fostering an ownership mentality and to align employees’ interests with stockholders’ interests and drive stockholder value, we offer certain employees, including our NEOs, the opportunity to participate in our voluntary, annual Bonus Investment Plan. Our Bonus Investment Plan plays an important role in aligning our employees’ goals with our stockholders, and, through the equity match feature for re-invested compensation, tying short-term compensation with our long-term growth and strategy. It also operates as an employee retention tool since participants must hold their purchased shares for the three-year vesting period of the matching shares. Since the investment opportunity is tied to the level of PBP achievement, participation provides the potential for top quartile total compensation when top quartile relative performance is achieved.

This unique program is designed to drive performance and aligns with our belief in meritocracy and commitment to offering competitive compensation. Under the plan, eligible employees can invest a portion of their earned annual PBP bonus toward the purchase of shares of Company stock (“Investment Shares”). The Company will then grant a matching contribution in the form of Restricted Stock Units (“Matching RSUs”) based on a contribution formula. The Matching RSUs will cliff vest three years from the grant date, subject to the employee’s continued employment with Kraft Heinz and the retention of the Investment Shares as described below.

To participate in the plan, eligible employees elect to invest 35% of their calculated net bonus, which is the employee’s PBP payout earned less an amount based on a normalized tax rate (based on country of residence), to purchase Investment Shares. The Matching RSUs are calculated as a multiple based on a level of 35% of the gross PBP payout earned.

The number of Investment Shares purchased is calculated as the product of the participant’s calculated net bonus and the participant’s election percentage, divided by the closing price of our stock on the plan effective date:

CALCULATED NET BONUS X 35% = NUMBER OF INVESTMENT SHARES CLOSING STOCK PRICE

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The number of Matching RSUs a participant receives is calculated as the product of the participant’s gross PBP payout earned, the participant’s election percentage, and a multiplier that is associated with the participant’s level in the organization, divided by the closing price of our stock on the plan effective date:

PBP PAYOUT EARNED X 35% X MULTIPLIER ASSOCIATED WITH LEVEL = NUMBER OF MATCHING RSUs CLOSING STOCK PRICE

Matching RSUs are eligible to receive dividends that are accrued at the dividend payment date in the form of DEUs. When dividends are paid on our common stock, we accrue the value of the dividend and issue a number of DEUs equal to the accrued dividend value. DEUs are subject to the same terms as the original grant of the underlying Matching RSUs.

If a participant sells or otherwise transfers Investment Shares before the related Matching RSUs are vested, he, she, or they will immediately forfeit:

●	if 50% or less of the Investment Shares are sold or transferred, an amount of Matching RSUs and accrued DEUs equal to two times the percentage of Investment Shares sold or transferred
●	if more than 50% of the Investment Shares are sold or transferred, 100% of the Matching RSUs and accrued DEUs

In 2023, our eligible NEOs participated in the Bonus Investment Plan as follows, based on 2022 PBP payouts earned:

	Investment Amount	Investment Shares	Matching RSUs
Name	($)	(#)	(#)
Mr. Patricio	518,011	13,490	44,966
Mr. Maciel	193,588	5,042	16,804
Mr. Abrams-Rivera	321,500	8,373	27,907
Ms. La Lande	191,226	4,980	16,599
Mr. Oliveira	264,698	6,894	25,066

The Compensation Committee believes that the Bonus Investment Plan as a whole, and the forfeitability of the Matching RSUs, in particular, fosters employee retention and strongly motivates eligible employees to hold Kraft Heinz common stock for the long-term, further emphasizing a long-term view in creating stockholder value.

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Annual Equity Awards

Our long-term incentive programs, including annual equity awards and the Bonus Investment Plan, play an important role in our total reward and recognition strategy enabling our pay-for-performance philosophy and our ownership and meritocracy culture. The Compensation Committee believes that PSUs and RSUs incentivize long-term performance and provide additional alignment between the NEOs interests and those of our stockholders, while also providing a significant retention incentive, because the underlying value of the awards is tied to our stock price and the performance of the Company.

In March 2023, in order to further retain, engage, and motivate top talent and align the interests of management with those of our stockholders, we issued PSUs and RSUs to employees at the Director level and above, including each of our NEOs. The baseline equity award was granted using a mix of 70% PSUs and 30% RSUs, which vest 75% on the third anniversary and 25% on the fourth anniversary of the grant date. To define the size of the individual annual equity award we take into consideration individual performance, market data, and the baseline equity award, which is determined by the NEOs job level and their annual base salary. We also take into consideration the Bonus Investment Plan Matching RSU opportunity, assuming that the NEO will elect to participate in the program.

	PSU	RSU
	Award Target	Award Target	Total Annual Award Target
Name	($)	($)	($)
Mr. Patricio	3,500,000	1,500,000	5,000,000
Mr. Maciel	2,384,000	1,022,000	3,406,000
Mr. Abrams-Rivera	3,150,000	1,350,000	4,500,000
Ms. La Lande	1,890,000	810,000	2,700,000
Mr. Oliveira	2,345,000	1,005,000	3,350,000

PSUs

The number of PSUs that will vest will be based on a performance period from January 1, 2023, the first day of our 2023 fiscal year, through December 27, 2025, the last day of our 2025 fiscal year, for achievement against the below metrics:

Weight	Measure	Payout
40%	3-year average annual Company Total Shareholder Return (TSR) performance relative to the performance peer group	Threshold: 25% Target: 100% Maximum: 150%
30%	3-year Organic Net Sales compound annual growth rate (CAGR)	Threshold: 25% Target: 100% Maximum: 150%
30%	3-year Cumulative Free Cash Flow	Threshold: 25% Target: 100% Maximum: 150%

Our maximum performance opportunity of 150% is designed to be below market practice (which market practice generally provides for payout up to 200% of target) in recognition of the notional values of the PSU award and the ambitious target set above market median.

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The Company will compare achieved TSR over that period versus the companies identified in the 2023 performance peer group described above using the following calculation. Achievement is calculated on a linear basis. We calculate TSR using average stock price and dividends paid in (i) the last three fiscal months at end of the assessed period and (ii) three fiscal months in the period immediately preceding the beginning of assessed period.

ENDING TSR PRICE - STARTING TSR PRICE + REINVESTED DIVIDENDS = TSR STARTING TSR PRICE

The achieved performance and the number of PSUs earned is based upon the Company’s relative rank among the peer companies at the end of the performance period.

Relative Rank	80th Percentile	60th Percentile(a)	25th Percentile	Below 25th Percentile
Percent of Granted PSUs Earned	150%	100%	25%	0%
(a)	TSR achievement capped at target in the event of a negative TSR result at the end of the performance period.

RSUs

RSUs are eligible to receive dividends that are accrued at the dividend payment date in the form of DEUs. When dividends are paid on our common stock, we accrue the value of the dividend and issue a number of DEUs equal to the accrued dividend value. DEUs are subject to the same terms as the original grant of the underlying RSUs.

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PSU Performance

2021 PSU PERFORMANCE CONDITIONS CERTIFIED

As described in our 2022 and 2023 Proxy Statements, the number of PSUs earned under the grants made on March 1, 2021 (the “2021 PSUs”) were based on achievement of a relative TSR target over a three-year performance period. The Company compared achieved TSR over the performance period versus the 10 companies identified in the performance peer group. In March 2024, the Compensation Committee certified that the performance conditions the 2021 PSUs had been met as follows. The 2021 annual PSUs earned vested 100% on March 1, 2024, and the 2021 merit PSUs earned vested 75% on March 1, 2024, and will vest 25% on March 1, 2025, subject to continued service through such date.

Performance Indicator	Target	Achieved	PSUs Earned
TSR relative rank versus 2021 performance peer group	Third Quartile	Third Quartile	100%

2022 AND 2023 PSU PERFORMANCE STATUS

As described in our 2023 Proxy Statement, the number of PSUs earned under the grants made on March 1, 2022 (the “2022 PSUs”) will be based on achievement of a relative TSR target (100%) over a three-year performance period. The Company will compare achieved TSR over the performance period versus the 10 companies identified in the performance peer group.

As described above, the number of PSUs earned under the grants made on March 1, 2023 (the “2023 PSUs”) will be based on achievement of relative TSR (40%), Organic Net Sales CAGR (30%), and Cumulative Free Cash Flow (30%) targets over a three-year performance period. The Company will compare achieved TSR over the performance period versus the 13 companies identified in the performance peer group.

The levels of TSR performance for the awards, calculated based upon an ending date of December 30, 2023, were:

Relative Rank Percent PSUs earned Top Quartile 150% Third Quartile 100% Second Quartile 50% Bottom Quartile 0% 2022 PSUs Performance Period: January 2022 - December 2024 KHC Relative Rank Percent PSUs earned 80th Percentile 150% 60th Percentile 100% 25th Percentile 25% Below 25th Percentile 0% 2023 PSUs Performance Period: January 2023 - December 2025 KHC

The Kellogg Company has been a part of the TSR performance peer group since 2021. In 2023, Kellogg Company split into two publicly traded companies: Kellanova and WK Kellogg Co. In connection with the split, the Compensation Committee approved the following treatment for the current and any future TSR performance assessment related to PSUs as follows:

●	2021, 2022, and 2023 awards: We will maintain the original start price calculation based on Kellogg Company and determine the end price based on a combined index of Kellanova and WK Kellogg Co stock, according to the terms of the split (4:1).
●	Future awards: We plan to only include Kellanova.

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Benefits and Perquisites

In addition to base salary, our PBP, and long-term incentive equity grants, we provide certain benefit programs to our NEOs, including retirement plan contributions, health and welfare insurance benefits, and certain other limited perquisite benefits.

We maintain defined contribution retirement plans to allow employees to save for retirement in a tax-efficient manner. Our eligibility guidelines and contribution levels are the same for all employees, including the NEOs. For 2023, none of our NEOs participated in any defined benefit pension plans, non-qualified deferred compensation plans, or supplemental retirement or executive savings plans.

We also provide health and welfare insurance benefits to employees, including our NEOs, which include life, disability, and health insurance benefit plans. The eligibility guidelines and rates for these plans, and our contribution levels, do not favor our NEOs or other members of senior management over our other employees. In general, we do not offer enhanced benefits or significant perquisites to our NEOs. However, from time to time, we provide limited perquisite benefits, which include, for example, limited tax advisory services, immigration benefits, and reimbursement of certain housing and relocation expenses for business reasons.

2024 Compensation Changes

CEO Compensation Changes

As described above, effective December 31, 2023, the first day of our 2024 fiscal year, Mr. Abrams-Rivera became our CEO. In structuring Mr. Abrams-Rivera’s CEO compensation, the Compensation Committee took into consideration feedback received from stockholders regarding Mr. Patricio’s CEO compensation when he joined the Company in 2019. Among other things, Mr. Abrams-Rivera did not receive any front-loaded equity awards, special enhanced equity grants, or other special incentives related to his elevation to CEO.

The Compensation Committee, in consultation with the compensation consultant, completed an analysis of Mr. Abrams-Rivera’s total direct compensation package and approved the following for 2024. Mr. Abrams-Rivera’s target total compensation is designed to be in the range of peer median:

Element	2024
Base Salary	$1,100,000
PBP Target Award Opportunity	300%
Bonus Investment Plan Match	35% match 2x multiplier
Target Equity Award Opportunity	$5,625,000
TARGET TOTAL COMPENSATION(a)	$12,335,000
(a)	Target Total Compensation assumes Mr. Abrams-Rivera participates in the Bonus Investment Plan.

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Additional 2024 Program Changes

We continue to evolve our performance management and Performance Bonus Plan approach to drive profitable growth by creating a stronger link to enterprise value creation and emphasizing greater collaboration, including through the following changes effective for our 2024 fiscal year:

●	Define Company financial multiplier to better align with market practice and create enhanced transparency and real-time visibility to KPIs.
●	Increase weight of total Company performance for Executive Leadership Team to drive progress against our long-term strategies and deliver enterprise value.
●	Increase weight of total Company performance for individuals within our geographic zones to drive progress against our long-term strategies and reinforce collaboration.
►	Weighted average of three measures: PBP Adjusted Operating Income (60%), PBP Organic Net Sales (30%), and PBP Free Cash Flow Conversion (10%).
►	Global performance increased to 100% from 30%, with zone performance removed.
►	Global performance increased to 40% from 30%, with zone performance decreased from 70% to 60%.

Other Compensation Policies and Practices

Officer Stock Ownership Guidelines

To strengthen alignment of our NEOs’ interests with those of our stockholders, our stock ownership guidelines require our NEOs to hold shares of our common stock in an amount equal to a specified multiple of the NEO’s annual base salary, as follows. All of our current NEOs, including our CEO, are in compliance with the ownership guidelines.

Role	Minimum Ownership		Compliance Period
CEO	● ● ● ● ● ●	6x BASE SALARY	5 years from appointment to a
Other NEOs	● ● ●	3x BASE SALARY	position subject to the guidelines

RSUs, DEUs accrued on RSUs (including Matching RSUs), stock equivalents in savings plans or deferred compensation plans, and shares held in a trust for the benefit of immediate family members count toward satisfying this ownership requirement. Unearned PSUs and unexercised stock options do not count toward satisfying this ownership requirement. Our CEO stock ownership guidelines increased from five times base salary in 2023 to six times base salary beginning in 2024. For more details on the stock ownership of our NEOs, see Beneficial Ownership of Stock—Directors and Officers.

Change in Control Severance Plan

Effective January 1, 2023, the Board approved the adoption of The Kraft Heinz Company Change in Control Severance Plan (the “CIC Plan”) to better align the Company’s benefits plans to be more consistent with peers and market practice.

Under the CIC Plan, executive officers, including the CEO, and certain other senior-level employees who experience a qualifying termination in connection with a change in control, as defined under the CIC Plan, in the three months prior to, or the 24 months following, a change in control will be eligible to receive severance payments and benefits as follows:

●	Severance pay equal to two times the sum of annual base salary and target PBP payout for the CEO and one-and-a-half times the sum of annual base salary and target PBP payout for the other executive officers and certain other senior-level employees;
●	PBP payout for the current year at target and prorated for service;

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●	Health and welfare benefits continued for 24 months following the qualifying termination for the CEO and 18 months following the qualifying termination for our other executive officers and certain other senior-level employees, as defined by the CIC Plan;
●	Outplacement services to assist covered employees with their transition to new employment; and
●	Vesting (including acceleration of vesting) of outstanding equity awards in accordance with the applicable award agreement and plan.

Change in control is defined under the CIC Plan as (i) any change in beneficial ownership of more than 50% of the combined voting power of the Company’s outstanding stock is acquired by a person or company, directly or indirectly, (ii) as result of a merger or consolidation, (iii) a change in the majority of the Board over a defined period, or (iv) sale or transfer of substantially all assets, or complete liquidation of the company.

In order to receive severance payments and benefits under the CIC Plan, recipients must agree to a non-revocable release of claims and continued compliance with restrictive covenants including non-competition and non-solicitation obligations that run for a number of months following termination of employment equal to the number of months used in the calculation of severance pay.

Clawback Policy

We maintain a clawback policy that applies to our employees (including our NEOs and other executive officers). Effective October 2, 2023, the clawback policy was updated to include mandatory recoupment of excess incentive-based compensation received by a covered executive (including the NEOs) on or after October 2, 2023 in the event of a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under federal securities laws, as required by Nasdaq listing standards implementing Exchange Act Rule 10D-1. In addition, under the policy, in certain circumstances, including misconduct, stock options, PSUs, RSUs (including Matching RSUs), payments under the PBP and similar short-term incentive bonus plans, and any proceeds or other benefits an NEO may receive may be subject to forfeiture and/or repayment to us at the discretion of the Compensation Committee or to the extent required by applicable laws or rules. Further, if an NEO receives any amount in excess of what he, she, or they should have received under the terms of any award for any reason (including without limitation by reason of a financial restatement, mistake in calculations, or administrative error), all as determined by the Compensation Committee, then such NEO may be required to promptly repay any such excess amount to us, at the discretion of the Compensation Committee.

Impact of Tax and Accounting Policies

When determining total direct compensation packages, the Compensation Committee considers all factors that may have an impact on our financial performance, including tax and accounting rules and regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”). Section 162(m) of the Tax Code generally limits our ability to deduct compensation paid to “covered employees” (as defined in the Tax Code) to the extent such compensation exceeds $1 million to such employee in any fiscal year

Human Capital and Compensation Committee Report

The Compensation Committee oversees our compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. In reliance on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Proxy Statement to be filed with the SEC in connection with our Annual Meeting and incorporated by reference in our Annual Report on Form 10-K for the year ended December 30, 2023, which was filed with the SEC on February 15, 2024.

HUMAN CAPITAL AND COMPENSATION COMMITTEE

Timothy Kenesey Chair	Diane Gherson	Elio Leoni Sceti	James Park	John C. Pope

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1)(2) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total Compensation ($)
Miguel Patricio Chief Executive Officer	2023	1,100,000	—	6,264,792	—	3,367,980	—	626,478	11,359,250
	2022	1,000,000	—	2,875,162	—	2,466,720	—	756,364	7,098,246
	2021	1,000,000	—	3,743,976	—	2,875,193	—	986,430	8,605,599
Andre Maciel Executive Vice President and Global Chief Financial Officer	2023	713,462	—	3,736,930	—	1,466,974	—	363,103	6,280,469
	2022	621,124	—	3,325,720	16,714	921,848	—	345,449	5,230,855

Carlos Abrams-Rivera President, Kraft Heinz	2023	800,000	—	5,155,982	—	2,257,373(4)	—	488,026	8,701,381
	2022	800,000	—	6,545,766	33,422	1,530,952	—	677,209	9,587,349
	2021	800,000	—	5,600,717	35,917	1,312,407	—	616,217	8,365,258
Rashida La Lande Executive Vice President, Global General Counsel, and Chief Sustainability and Corporate Affairs Officer	2023	700,000	—	3,088,012	—	1,122,660	—	268,596	5,179,268
	2022	700,000	—	4,316,584	23,398	910,602	—	406,234	6,356,818
	2021	650,000	—	1,876,533	23,343	1,041,920	—	396,782	3,988,578
Rafael Oliveira Executive Vice President and President, International Markets(6)	2023	721,250	—	4,002,748	—	1,667,099	—	511,098	6,902,195
	2022	678,824	—	3,772,982	32,757	1,340,213	—	624,477	6,449,253
	2021	790,411	—	3,722,360	34,239	1,742,725	—	665,752	6,955,487

(1)	The amounts shown in this column include the aggregate grant date fair value, computed in accordance with ASC Topic 718, of Matching RSUs, PSUs, RSUs (all Stock Awards), and stock options (Option Awards), as applicable. For a discussion of the assumptions made in the valuation of these awards, see Note 10, Employees’ Stock Incentive Plans, under Item 8, Notes to Consolidated Financial Statements in our 2023 Annual Report. For a discussion of the terms applicable to the Matching RSUs, PSUs, RSUs, and stock options, as well as vesting, forfeiture, and other terms, see above under—Compensation Discussion and Analysis—2023 Executive Compensation Program.
(2)	The amounts reported for stock awards represent the aggregate grant date fair value of stock awards in accordance with the accounting guidance on share-based payments. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of these awards, see see Note 10, Employees’ Stock Incentive Plans, under Item 8, Notes to Consolidated Financial Statements in our 2023 Annual Report. For 2023, the amounts reported in this column represent the grant date fair value of PSU awards. The maximum grant recipients may earn is up to 150% of the target number of PSUs granted. The maximum for Mr. Patricio is 4,557,118; for Mr. Maciel is 3,104,576; for Mr. Abrams-Rivera 4,101,486; for Ms. La Lande is 2,460,902; for Mr. Oliveira is 3,052,928.
(3)	The 2023 amounts shown in this column reflect compensation earned for 2023 performance under our PBP. The bonuses were paid to each NEO in the first quarter of 2024 in cash or shares of stock pursuant to our Bonus Investment Plan.
(4)	In connection with Mr. Abrams-Rivera’s elevation to President, Kraft Heinz in August 2023, the Compensation Committee approved a special bonus equal to 20% of Mr. Abrams-Rivera’s 2023 actual bonus, which was paid to him in March 2024.
(5)	The following table sets forth a detailed breakdown of the items that compromise “All Other Compensation” for 2023:

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Name	Matching Contribution to Kraft Heinz 401(k) ($)	DEUs Accrued on All Dividend Eligible RSUs ($)	Insurance Coverage(a) ($)	Relocation Expenses ($)	Housing Stipend and Expenses ($)	Commuting Expenses ($)	Tax Support and Payments ($)	Total ($)

Mr. Patricio	23,100	581,170	1,631	—	—	20,577	—	626,478
Mr. Maciel	23,100	239,068	1,168	—	—	—	99,767	363,103
Mr. Abrams-Rivera	11,650	465,485	1,631	9,261(b)	—	—	—	488,026
Ms. La Lande	13,200	227,657	1,128	—	—	26,612	—	268,596
Mr. Oliveira	50,488(c)	420,841	14,735	—	—	—	25,034	511,098

	(a)	Reflects basic life and accidental death and dismemberment insurance coverages.
	(b)	Reflects taxable and non-taxable reimbursement of costs associated with relocation expenses.
	(c)	Reflects a matching contribution to the U.K. contribution scheme, paid in British pounds (£) and converted to U.S. dollars ($) as described below.
(6)	Mr. Oliveira’s base salary, bonus, contributions to the U.K. contribution scheme, and life insurance coverage are paid in British pounds (£). The amounts shown are calculated using an exchange rate of $1 to £0.80, which is the 12-month average exchange rate for the 2023 calendar year rounded to the nearest £0.01.

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Grants of Plan-Based Awards

The following table sets forth information regarding the grant of plan-based awards for each of the NEOs in our 2023 fiscal year.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
		Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Mr. Patricio		PBP(1)	165,000	3,300,000	4,356,000
	3/01/2023	Matching RSUs							44,966			1,726,694
	3/01/2023	PSUs(4)				22,787	91,146	136,719				3,038,078
	3/01/2023	RSUs							39,063			1,500,019
Mr. Maciel		PBP(1)	72,500	1,450,000	1,914,000
	3/01/2023	Matching RSUs							16,804			645,274
	3/01/2023	PSUs(4)				15,524	62,094	93,141				2,069,717
	3/01/2023	RSUs							26,613			1,021,939
Mr. Abrams-Rivera		PBP(2)	27,000	1,800,000	2,376,000
	3/01/2023	Matching RSUs
	3/01/2023	PSUs(4)							27,907			1,071,629
	3/01/2023	RSUs				20,508	82,033	123,050				2,734,324
									35,157			1,350,029
Ms. La Lande		PBP(1)	52,500	1,050,000	1,386,000
	3/01/2023	Matching RSUs
	3/01/2023	PSUs(4)							16,599			637,402
	3/01/2023	RSUs				12,305	49,220	73,830				1,640,601
									21,094			810,010
Mr. Oliveira		PBP(3)	24,342	1,622,813	2,142,113
	3/01/2023	Matching RSUs
	3/01/2023	PSUs(4)							25,066			962,534
	3/01/2023	RSUs				15,265	61,061	91,592				2,035,285
									26,170			1,004,928

(1)	Payments are based on achievement of individual and financial performance goals. For Mr. Patricio, Mr. Maciel, and Ms. La Lande, the financial multiplier was calculated based upon Global PBP EBITDA, which has a Threshold payout level of 50%, and Maximum payout level of 120%. Threshold amounts also reflect a minimum individual performance score of 10%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 110%. Annual incentive award payments were made in cash to each NEO after the end of 2023 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table.
(2)	Payment is based on achievement of individual and financial performance goals and will receive a weighted average on financial performance of 70% of the North America Zone metrics plus 30% of the global metrics as described above. For Mr. Abrams-Rivera, the North America Zone PBP financial performance goal is based on North America Zone PBP EBITDA, which has a Threshold payout level of 50% and Maximum payout level of 120%. Threshold amounts reflect a minimum financial multiplier of 15% and minimum individual performance score of 10%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 110%. Annual incentive award payments were made in cash to each NEO after the end of 2023 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table.
(3)	Payment is based on achievement of individual and financial performance goals and will receive a weighted average on financial performance of 70% of the International Zone metrics plus 30% of the global metrics as described above. For Mr. Oliveira, the International Zone PBP financial performance goal is based on International Zone PBP EBITDA, which has a Threshold payout level of 50% and Maximum payout level of 120%. Threshold amounts reflect a minimum financial multiplier of 15% and minimum individual performance score of 10%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 110%. Annual incentive award payments were made in cash to each NEO after the end of 2023 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table.
(4)	Granted under the 2020 Omnibus Incentive Plan. The performance metric was approved by the Compensation Committee on February 9, 2023. The Target number of shares shown in the table reflects the number of shares of common stock that will be earned if each of the performance metrics are achieved at target levels by December 27, 2025. Actual shares awarded will vest 75% on the third anniversary of the grant date and the final 25% will vest on the fourth anniversary of the grant date. The performance target is three-year average TSR performance relative to the performance peer group. Dividends are not earned on the PSUs.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth each NEO’s outstanding equity awards as of the end of our 2023 fiscal year.

			Option Awards				Stock Awards
Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Mr. Patricio	3/01/2023	Matching RSUs					46,992(2)	1,737,764
	3/01/2023	PSUs							91,146(3)	3,370,579
	3/01/2023	RSUs					40,824(4)	1,509,672
	3/01/2022	Matching RSUs					81,012(2)	2,995,824
	3/01/2021	Matching RSUs					114,719(2)	4,242,309
Mr. Maciel	3/01/2023	Matching RSUs					17,561(2)	649,406
	3/01/2023	PSUs							62,094(3)	2,296,236
	3/01/2023	RSUs					27,812(4)	1,028,488
	3/01/2022	Matching RSUs					14,430(2)	533,621
	3/01/2022	PSUs (annual)							5,171(5)	191,224
	3/01/2022	PSUs (merit/ retention)							31,024(6)	1,147,268
	3/01/2022	RSUs (annual)					5,635(7)	208,382
	3/01/2022	RSUs (merit/ retention)					22,542(8)	833,603
	3/01/2022	Stock Options (annual)		2,586(9)	38.68	3/01/2032
	3/01/2021	Matching RSUs					18,967(2)	701,400
	3/01/2021	PSUs (annual)							5,123(10)	189,449
	3/01/2021	PSUs (merit/ retention)							16,177(11)	598,225
	3/01/2021	RSUs (annual)					5,822(12)	215,298
	3/01/2021	RSUs (merit/ retention)					12,257(13)	453,264
	3/01/2021	Stock Options (annual)		2,562(14)	37.09	3/01/2031
	6/01/2020	PSUs (merit/ retention)					8,218(15)	303,902
	6/01/2020	RSUs (merit/ retention)					9,615(16)	355,563
	8/16/2019	Stock Options	39,355		25.41	8/16/2029
	3/01/2016	Stock Options	19,315		77.66	3/01/2026
	8/20/2015	Stock Options	26,937		74.25	8/20/2025

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			Option Awards				Stock Awards
Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Mr. Abrams-Rivera	3/01/2023	Matching RSUs					29,165(2)	1,078,522
	3/01/2023	PSUs							82,033(3)	3,033,580
	3/01/2023	RSUs					36,741(4)	1,358,682
	3/01/2022	Matching RSUs					25,884(2)	957,190
	3/01/2022	PSUs (annual)							10,342(5)	382,447
	3/01/2022	PSUs (merit/retention)							62,048(6)	2,294,535
	3/01/2022	RSUs (annual)					11,272(7)	416,839
	3/01/2022	RSUs (merit/ retention)					45,083(8)	1,667,169
	3/01/2022	Stock Options (annual)		5,171(9)	38.68	3/01/2032
	3/01/2021	Matching RSUs					46,449(2)	1,717,684
	3/01/2021	PSUs (annual)							10,785(10)	398,829
	3/01/2021	PSUs (merit/ retention)							40,443(11)	1,495,582
	3/01/2021	RSUs (annual)					12,257(12)	453,264
	3/01/2021	RSUs (merit/ retention)					30,640(13)	1,133,067
	3/01/2021	Options (annual)		5,393(14)	37.09	3/01/2031
	3/02/2020	PSUs (merit/ retention)							47,948(17)	1,773,117
	3/02/2020	RSUs (merit/ retention)					56,893(18)	2,103,903
	6/01/2020	Stock Options	82,183		30.42	6/01/2030
Ms. La Lande	3/01/2023	Matching RSUs					17,348(2)	641,529
	3/01/2023	PSUs							49,220(3)	1,820,156
	3/01/2023	RSUs					22,044(4)	815,187
	3/01/2022	Matching RSUs					20,549(2)	759,902
	3/01/2022	PSUs (annual)							7,239(5)	267,698
	3/01/2022	PSUs (merit/ retention)							38,780(6)	1,434,084
	3/01/2022	RSUs (annual)					7,889(7)	291,735
	3/01/2022	RSUs (merit/ retention)					28,178(8)	1,042,022
	3/01/2022	Stock Options (annual)		3,620(9)	38.68	3/01/2032
	3/01/2021	PSUs (annual)							7,010(10)	259,230
	3/01/2021	PSUs (merit/ retention)							16,177(11)	598,225
	3/01/2021	RSUs (annual)					7,966(12)	294,583
	3/01/2021	RSUs (merit/ retention)					12,257(13)	453,264
	3/01/2021	Stock Options (annual)		3,505(14)	37.09	3/01/2031
	6/01/2020	PSUs (merit/ retention)					8,218(15)	303,902
	6/01/2020	RSUs (merit/ retention)					9,615(16)	355,563
	3/01/2018	Stock Options	52,325		66.89	3/01/2028

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			Option Awards				Stock Awards
Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Mr. Oliveira	3/01/2023	Matching RSUs					26,195(2)	968,691
	3/01/2023	PSUs							61,061(3)	2,258,036
	3/01/2023	RSUs					27,350(4)	1,011,403
	3/01/2022	Matching RSUs					33,600(2)	1,242,528
	3/01/2022	PSUs (annual)							10,135(5)	374,792
	3/01/2022	PSUs (merit/retention)							38,780(6)	1,434,084
	3/01/2022	RSUs (annual)					11,044(7)	408,407
	3/01/2022	RSUs (merit/retention)					28,178(8)	1,042,022
	3/01/2022	Stock Options (annual)		5,068(9)	38.68	3/01/2032
	3/01/2021	Matching RSUs					47,535(2)	1,757,844
	3/01/2021	PSUs (annual)							10,282(10)	380,228
	3/01/2021	PSUs (merit/retention)							16,177(11)	598,225
	3/01/2021	RSUs (annual)					11,685(12)	432,111
	3/01/2021	RSUs (merit/retention)					12,257(13)	453,264
	3/01/2021	Stock Options (annual)		5,141(14)	37.09	3/01/2031
	6/01/2020	PSUs (merit/retention)					8,218(15)	303,902
	6/01/2020	RSUs (merit/retention)					9,615(16)	355,563
	8/16/2019	Matching RSUs					32,252(2)	1,192,679
	3/01/2017	Stock Options	27,344		91.43	3/01/2027
	3/01/2016	Stock Options	32,192		77.66	3/01/2026
	2/12/2015	Matching Options	16,419(19)		30.46	2/12/2025
	2/12/2015	Stock Options	4,492(19)		30.46	2/12/2025
	5/21/2014	Stock Options	110,833(19)		22.56	5/21/2024

(1)	The market value of the shares that have not vested is based on the closing price of $36.98 for Kraft Heinz common stock on December 29, 2023, the last trading day of our fiscal year.
(2)	Total includes DEUs that are subject to the same terms as the original grant. The Matching RSUs vested or are scheduled to vest on: March 1, 2024 for awards granted on August 16, 2019; March 1, 2024 for awards granted on March 1, 2021; March 1, 2025 for awards granted on March 1, 2022; and March 1, 2026 for awards granted on March 1, 2023.
(3)	These awards are scheduled to vest 75% on March 1, 2026 and 25% on March 1, 2027 based upon achievement of performance conditions for the 2023 PSUs.
(4)	Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 75% on March 1, 2026 and 25% on March 1, 2027.
(5)	These awards are scheduled to vest on March 1, 2025 with a performance metric based on a three-year average TSR performance relative to the performance peer group.
(6)	These awards are scheduled to vest 75% on March 1, 2025 and 25% on March 1, 2026 based upon achievement of performance conditions for the 2022 PSUs.
(7)	Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 100% on March 1, 2025.
(8)	Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 75% on March 1, 2025 and 25% on March 1, 2026.
(9)	These awards are scheduled to vest 100% on March 1, 2025.
(10)	These awards are scheduled to vest on March 1, 2024 with a performance metric based on a three-year average TSR performance relative to the performance peer group.
(11)	These awards are scheduled to vest 75% on March 1, 2024 and 25% on March 1, 2025 with a performance metric based on a three-year average TSR performance relative to the performance peer group.

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(12)	Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 100% on March 1, 2024.
(13)	Total includes DEUs that are subject to the same terms as the original grant. These awards are scheduled to vest 75% on March 1, 2024 and 25% on March 1, 2025.
(14)	These awards are scheduled to vest 100% on March 1, 2024.
(15)	The Compensation Committee has certified that achievement of the performance conditions for these awards has been met. The outstanding portion of these awards is scheduled to vest on June 1, 2024.
(16)	Total includes DEUs that are subject to the same terms as the original grant. The outstanding portion of these awards is scheduled to vest on June 1, 2024.
(17)	The Compensation Committee has certified that the achievement of the performance conditions for these awards has been met. The outstanding portion of these awards is scheduled to vest on March 2, 2024.
(18)	Total includes DEUs that are subject to the same terms as the original grant. The outstanding portion of these awards is scheduled to vest on March 2, 2024.
(19)	Total and exercise price reflect conversion in connection with the Kraft Heinz Merger.

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Option Exercises and Stock Vested

The following table sets forth option exercises and stock vested for each of our NEOs as of the end of our 2023 fiscal year.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Patricio	—	—	390,374	13,181,980
Mr. Maciel	—	—	107,966	3,932,817
Mr. Abrams-Rivera	—	—	122,124	4,712,612
Ms. La Lande	—	—	109,919	3,952,295
Mr. Oliveira	—	—	200,465	7,277,491

(1)	The following table provides details of the stock awards that vested and value realized:

Name	Grant Date	Vesting Date	Number of Shares	Stock Price on Vesting Date ($)(2)	Value Realized on Vesting ($)	Description
Mr. Patricio	8/16/2019	8/16/2023	196,773	33.56	6,603,702	Shares underlying an award of PSUs, the remaining 25% vested
	8/16/2019	8/16/2023	177,713	33.56	5,964,048	Shares underlying an award of RSUs, including DEUs accrued, the remaining 25% vested
	3/02/2020	3/02/2023	15,888	38.66	614,230	Shares underlying an award of RSUs, including DEUs accrued, 100% of which vested
Mr. Maciel	3/02/2020	3/02/2023	24,033	38.66	929,116	Shares underlying an award of RSUs, including DEUs accrued, 100% of which vested
	6/01/2020	6/01/2023	8,219	38.19	313,884	Shares underlying an award of PSUs, an additional 25% of which vested
	6/01/2020	6/01/2023	8,795	38.19	335,881	Shares underlying an award of RSUs, including DEUs accrued, the remaining 50% vested
	6/01/2020	6/01/2023	9,290	38.19	354,785	Shares underlying an award of RSUs, including DEUs accrued, an additional 25% of which vested
	8/16/2019	8/16/2023	15,742	33.56	528,302	Shares underlying an award of PSUs, the remaining 25% vested
	8/16/2019	8/16/2023	28,432	33.56	954,178	Shares underlying an award of RSUs, including DEUs accrued, the remaining 25% vested
	3/01/2018	3/01/2023	13,455	38.40	516,672	Shares underlying an award of RSUs, including DEUs accrued, 100% of which vested
Mr. Abrams- Rivera	3/02/2020	3/02/2023	47,948	38.66	1,853,670	Shares underlying an award of PSUs, an additional 25% of which vested
	3/02/2020	3/02/2023	55,661	38.66	2,151,854	Shares underlying an award of RSUs, including DEUs accrued, an additional 25% of which vested
	6/01/2020	6/01/2023	18,515	38.19	707,088	Shares underlying an award of RSUs, including DEUs accrued, 50% of which vested
Ms. La Lande	6/01/2020	6/01/2023	8,219	38.19	313,884	Shares underlying an award of PSUs, an additional 25% of which vested
	6/01/2020	6/01/2023	12,034	38.19	459,578	Shares underlying an award of RSUs, including DEUs accrued, the remaining 50% vested
	6/01/2020	6/01/2023	9,290	38.19	354,785	Shares underlying an award of RSUs, including DEUs accrued, an additional 25% of which vested
	8/16/2019	8/16/2023	24,597	33.56	825,475	Shares underlying an award of PSUs, the remaining 25% vested
	8/16/2019	8/16/2023	29,616	33.56	993,913	Shares underlying an award of RSUs, including DEUs accrued, the remaining 25% vested
	3/01/2018	3/01/2023	26,163	38.40	1,004,659	Shares underlying an award of RSUs, including DEUs accrued, 100% of which vested
Mr. Oliveira	3/02/2020	3/02/2023	25,909	38.66	1,001,642	Shares underlying an award of RSUs, including DEUs accrued, 100% of which vested
	6/01/2020	6/01/2023	8,219	38.19	313,884	Shares underlying an award of PSUs, an additional 25% of which vested
	6/01/2020	6/01/2023	17,089	38.19	652,629	Shares underlying an award of RSUs, including DEUs accrued, the remaining 50% vested
	6/01/2020	6/01/2023	9,290	38.19	354,785	Shares underlying an award of RSUs, including DEUs accrued, an additional 25% of which vested
	8/16/2019	8/16/2023	39,355	33.56	1,320,754	Shares underlying an award of PSUs, the remaining 25% vested
	8/16/2019	8/16/2023	47,388	33.56	1,590,341	Shares underlying an award of RSUs, including DEUs accrued, the remaining 25% vested
	3/01/2018	3/01/2023	8,365	38.40	321,216	Shares underlying an award of RSUs, including DEUs accrued, 100% of which vested
	3/01/2018	3/01/2023	44,850	38.40	1,722,240	Shares underlying an award of RSUs, including DEUs accrued, 100% of which vested

(2)	Represents the closing price of Kraft Heinz common stock on the applicable vesting date.

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Pension Benefits

None of our NEOs participate in any defined benefit pension arrangements.

Nonqualified Deferred Compensation

None of our NEOs participate in any nonqualified deferred compensation arrangements.

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Potential Payments Upon Termination or Change in Control

The table, footnotes, and narratives below reflect the assumption that a hypothetical termination of employment and/or change in control occurred on the last business day of our 2023 fiscal year.

Name	Element	Involuntary Termination without Cause(1) ($)	Termination upon Change in Control(2) ($)	Termination due to Death or Disability(3) ($)	Termination due to Retirement(4) ($)
Mr. Patricio	Salary	2,200,000	2,200,000	—	—
	Bonus	—	6,600,000	3,367,980	3,367,980
	Intrinsic Value of Accelerated Equity	3,826,855	3,826,855	13,856,147	7,238,132
	Health and Wellness Benefits(5)	37,356	37,356	—	—
	Outplacement Assistance	3,200	3,200	—	—
	TOTAL	6,067,411	12,667,411	17,224,127	10,606,112
Mr. Maciel	Salary	1,087,500	1,087,500	—	—
	Bonus	—	2,175,000	1,466,974	1,466,974
	Intrinsic Value of Accelerated Equity	2,174,260	2,174,260	10,160,664	4,848,044
	Health and Wellness Benefits(5)	28,017	28,017	—	—
	Outplacement Assistance	3,200	3,200	—	—
	TOTAL	3,292,977	5,467,977	11,627,638	6,315,017
Mr. Abrams-Rivera	Salary	1,200,000	1,200,000	—	—
	Bonus	—	2,700,000	2,257,373	2,257,373
	Intrinsic Value of Accelerated Equity	4,441,472	4,441,472	20,803,532	12,655,765
	Health and Wellness Benefits(5)	28,017	28,017	—	—
	Outplacement Assistance	3,200	3,200	—	—
	TOTAL	5,672,689	8,372,689	23,060,905	14,913,138
Ms. La Lande	Salary	1,050,000	1,050,000	—	—
	Bonus	—	1,575,000	1,122,660	1,122,660
	Intrinsic Value of Accelerated Equity	1,505,988	1,505,988	9,337,080	4,358,426
	Health and Wellness Benefits(5)	28,017	28,017	—	—
	Outplacement Assistance	3,200	3,200	—	—
	TOTAL	2,587,205	4,162,205	10,459,740	5,481,086
Mr. Oliveira(5)	Salary	1,081,875	1,081,875	—	—
	Bonus	—	2,434,219	1,667,099	1,667,099
	Intrinsic Value of Accelerated Equity	5,738,743	5,738,743	15,948,332	9,901,326
	Health and Wellness Benefits(5)	1,835	1,835	—	—
	Outplacement Assistance	7,350	7,350	—	—
	TOTAL	6,829,804	9,264,022	17,615,431	11,568,425

(1)	As of the last day of our 2023 fiscal year, in the event of a termination by the Company other than for cause (as defined in the Severance Plan, which is described below), our Severance Plan generally provides for vesting (including acceleration of vesting) of outstanding equity awards or eligible equity awards in accordance with the applicable award agreement and plan, 24 months of base salary for the CEO and 18 months of base salary for senior executives, payable in a lump sum as soon as possible after termination, and Company-paid COBRA for U.S.-based employees for the severance period and outplacement services, for senior executives with a signed and not revoked release of claims who comply with any applicable post-employment obligations.
	–	2019 Matching RSUs vest 80%; 2021 Matching RSUs vest 66.66%; 2022 Matching RSUs vest 33.33% ; and 2021 RSUs vest 66.66%, 2022 RSUs vest 33.33%; and 2021 merit RSUs vest 50%; and 2022 merit RSUs vest 25%; 2021 PSUs vest 66.66%; and 2021 merit PSUs vest 50%; 2021 stock options vest 66.66%; 2022 stock options vest 33.33%; and

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	–	2020 merit RSUs, merit PSUs forfeit 25%; and 2023 RSUs (including Matching RSUs); 2022, 2023 PSUs and merit PSUs are forfeited.
Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $38.96, the closing price of Kraft Heinz common stock on December 29, 2023 (the last trading day of our fiscal year), and the exercise price of the options.
(2)	As of the last day of our 2023 fiscal year, in the event of a qualifying termination during the change in control period (as defined in the CIC Plan), our CIC Plan generally provides for vesting (including acceleration of vesting) of outstanding equity awards in accordance with the applicable award agreement and plan and a payment equal to (i) 1.5 times the sum (for NEOs other than the CEO) and 2 times the sum (for the CEO) of annual rate of regular pay and target PBP bonus, payable in a lump sum as soon as possible after the change in control, (ii) a pro-rated PBP bonus for the year of termination at target level of achievement, payable at the same time as other performance bonuses are paid, and (iii) Company-paid COBRA for U.S.-based employees for the severance period and outplacement services, for NEOs (including the CEO) with a signed and not revoked release and restrictive covenant agreement.
	–	2019 Matching RSUs vest 80%; 2021 Matching RSUs vest 66.66%; 2022 Matching RSUs vest 33.33% ; and 2021 RSUs vest 66.66%, 2022 RSUs vest 33.33%; and 2021 merit RSUs vest 50%; and 2022 merit RSUs vest 25%; 2021 PSUs vest 66.66%; and 2021 merit PSUs vest 50%; 2021 stock options vest 66.66%; 2022 stock options vest 33.33%; and
	–	2020 merit RSUs, merit PSUs forfeit 25%; and 2023 RSUs (including Matching RSUs); 2022, 2023 PSUs and merit PSUs are forfeited.
Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $38.96, the closing price of Kraft Heinz common stock on December 29, 2023 (the last trading day of our fiscal year), and the exercise price of the options.
(3)	As of the last day of our 2023 fiscal year, in the event of a death or disability
	–	2019 Matching RSUs; and 2020, 2021, 2022 RSUs and merit RSUs (including Matching RSUs); and 2020, 2021, 2022 PSUs and merit PSUs; and 2023 RSUs (including Matching RSUs); and 2023 PSUs; 2021, 2022 stock options fully vest.
Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $38.96, the closing price of Kraft Heinz common stock on December 29, 2023 (the last trading day of our fiscal year), and the exercise price of the options.
(4)	As of the last day of our 2023 fiscal year, in the event of a termination due to retirement:
	–	2019 Matching RSUs, 2020 merit RSUs, 2021, 2022 RSUs and merit RSUs (including Matching RSUs); and 2020, 2021 merit PSUs; and 2021 PSUs; and 2021, 2022 stock options fully vest; and
	–	2022 PSUs and merit PSUs; and 2023 RSUs (including Matching RSUs); and 2023 PSUs are forfeited.
Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $36.98, the closing price of Kraft Heinz common stock on December 29, 2023 (the last trading day of our fiscal year), and the exercise price of the options.
(5)	Amount reflects 12 months of medical and dental benefit coverage continuation under COBRA, less the executive premium contribution.
(6)	As disclosed in our Current Report on Form 8-K filed on November 1, 2023, Mr. Oliveira stepped down as President, International Markets effective December 30, 2023, the last day of our 2023 fiscal year. Mr. Oliveira served as an Advisor to the CEO from December 31, 2023 to March 8, 2024.

Severance Pay Plan

Effective January 1, 2023, the Board approved The Kraft Heinz Company Amended & Restated Severance Pay Plan for Salaried Employees (the “Severance Plan”). Under the Severance Plan, salaried employees, including the CEO and the other NEOs, who experience a qualifying termination will be eligible to receive severance payments and benefits as follows:

●	Severance pay equal to 24 months of base salary for the CEO and 18 months of base salary for senior executives, as defined in the plan;
●	Health and welfare benefits continued for 24 months following the qualifying termination for the CEO and 18 months following the qualifying termination for senior executives, as defined in the Severance Plan;
●	Outplacement services to assist covered employees with their transition to new employment; and
●	Vesting (including acceleration of vesting) of outstanding equity awards in accordance with the terms of the applicable award agreement and plan.

In order to receive severance payments and benefits under the Severance Plan, recipients must agree to a non-revocable release of claims and continued compliance with restrictive covenants, including non-competition and non-solicitation obligations.

Change in Control Severance Plan

For more information regarding the CIC Plan, see above under —Compensation Discussion and Analysis—Other Compensation Policies and Practices—Change in Control Severance Plan.

Equity Awards

The Compensation Committee approved the terms of award agreements for equity awards (options, PSUs, Matching RSUs, and RSUs) granted under the 2020 Omnibus Incentive Plan. For all awards issued under these agreements, the award recipient’s termination due to death or disability would result in such awards being fully vested and exercisable, in the case of PSUs to the extent the performance conditions had been satisfied.

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PAY RATIO DISCLOSURE

In accordance with SEC rules, we disclose the annual total compensation of Mr. Patricio, our CEO for our 2023 fiscal year, and our median employee, as well as the ratio of the annual total compensation of Mr. Patricio relative to the annual total compensation of our median employee. For our 2023 fiscal year:

	Annual Total Compensation ($)	Pay Ratio Estimate
Mr. Patricio, our CEO for our 2023 fiscal year	11,359,250	151:1
Our median employee	75,128

Methodology

Under SEC rules, we select a methodology for identifying our median employee most appropriate based on our size, organizational structure, and compensation plans, policies, and procedures using our best judgment. Our median employee as of December 1, 2023 was a full-time hourly U.S. factory employee. To identify our median employee, we examined 2023 base salaries plus target incentive bonuses for our employee population, excluding our Chief Executive Officer, as of December 1, 2023. We believe the use of base salaries plus target incentive bonus for all employees is a consistently applied compensation measure, because we do not widely distribute annual equity awards to employees and because we believe that this measure reasonably reflects the total annual compensation of our employees. In accordance with SEC rules, we include all full-time, part-time, temporary, and seasonal employees worldwide. We exclude independent contractors, student interns, and individuals who became employees as the result of acquisitions for the fiscal year in which the transaction became effective. In 2023, we did not have any employees omitted related to acquisitions.

We calculated annual total compensation in accordance with the disclosure rules and requirements for our NEOs under the Summary Compensation Table.

As SEC rules allow companies to adopt a variety of methodologies for identifying a median employee and calculating the pay ratio, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their individual employee populations and compensation practices, the pay ratio reported by other companies, including companies in our compensation peer group, may not be comparable to our pay ratio.

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PAY VERSUS PERFORMANCE DISCLOSURE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company. Unless the context requires otherwise, references to years below mean our fiscal years.

Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table (SCT) Total for CEO(1) ($)	Compensation Actually Paid (CAP) to CEO(2) ($)	Average SCT Total for Non-CEO NEOs(3) ($)	Average CAP to Non-CEO NEOs(4) ($)	Total Shareholder Return (TSR)(5) ($)	Peer Group TSR(6) ($)	Net Income(7) ($ in millions)	PBP EBITDA(8) ($ in millions)
2023	11,359,250	8,155,888	6,765,828	5,379,052	140.65	126.06	2,846	6,298
2022	7,098,246	11,036,341	5,609,580	9,451,924	148.13	132.48	2,368	6,031
2021	8,605,599	6,901,200	6,259,577	7,248,556	123.00	119.88	1,024	6,277
2020	6,140,131	13,126,331	9,160,325	15,041,961	117.05	105.53	361	6,797

(1)	The dollar amounts reported are the amounts of Total Compensation reported in the Summary Compensation Table for each corresponding fiscal year.

(2)	The dollar amounts reported represent the amount of CAP calculated in accordance with SEC rules. The amounts do not reflect the actual amount of compensation earned by, or paid during, the applicable year. To calculate CAP, the following amounts were deducted from and added to Total Compensation reflected in the Summary Compensation Table:

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Reconciliation of SCT Total for CEO to CAP to CEO:

CAP to CEO	2023	2022	2021	2020
Summary Compensation Table (SCT) Total(i)	11,359,250	7,098,246	8,605,599	6,140,131
Less, value of Stock Awards and Option Awards reported in SCT(ii)	6,264,792	2,875,162	3,743,976	360,783
Plus, year-end fair value of outstanding and unvested equity awards granted in the year(iii)	6,295,041	3,026,056	3,558,241	484,088
Plus, fair value as of vesting date of equity awards granted and vested in the year(iv)	—	—	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years(iii)	(730,077)	2,843,969	(4,612,721)	6,862,895
Plus (less), change in fair value from the prior year-end through the vesting date of equity awards granted in prior years that vested in the year(iii)	(2,503,534)	1,654,310	3,094,057	—
Less, prior year-end fair value for any equity awards forfeited in the year(iii)	—	(711,078)	—	—
CAP to CEO(a)(b)(c)	8,155,888	11,036,341	6,901,200	13,126,331

(i)	In 2020, 2021, 2022 and 2023, Mr. Patricio did not receive a cash bonus other than his PBP payout reflected in Non-Equity Incentive Compensation.
(ii)	Deductions include the total grant date fair value of awards as reported in the Summary Compensation Table for each applicable fiscal year.
(iii)	Additions include the aggregate sum of: increase by fair value of awards granted during the applicable year that remain unvested as of the applicable fiscal year end, determined at the applicable fiscal year end; increase or decrease by change in fair value of outstanding unvested prior year awards that remain unvested at the applicable fiscal year end as compared to the fair value as of the prior fiscal year end; increase or decrease by the change in fair value of prior fiscal awards that vested during the applicable year as of the vesting date as compared to the fair value as of the prior fiscal year end; deduction of fair value of the prior year awards as of the prior fiscal year end that were forfeited during the applicable year; increase by the amount of dividends paid on unvested awards during the applicable year prior to the vesting date; increase by incremental fair value of stock options modified during the applicable year.
(iv)	In 2020, 2021, 2022, and 2023 we did not grant any awards that vested in the same year they were granted.
(v)	In 2019, Mr. Patricio was granted new hire awards of PSUs and RSUs in the aggregate amount of $35 million, conditioned on his investment of $20 million to purchase shares of the Company stock, with a four-year holding requirement. He was not eligible to receive additional equity awards in 2020, 2021, and 2022, other than matching RSUs that may be granted to Mr. Patricio through his participation in our Bonus Investment Plan.
(vi)	Mr. Patricio was also granted a new hire award of PSUs based on the achievement of certain Company stock price targets. As of fiscal year-end 2022 the target had not been met.
(vii)	In 2023, Mr. Patricio became eligible to receive equity awards.

(3)	The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding our CEO) under Total Compensation column of the Summary Compensation Table in each applicable year. Our non-CEO NEOs included for purposes of calculating the average amounts in each applicable year:
	–	2023: Mr. Maciel, Mr. Abrams-Rivera, Ms. La Lande, and Mr. Oliveira;
	–	2022: Mr. Basilio, Mr. Maciel, Mr. Abrams-Rivera, Ms. La Lande, and Mr. Oliveira;
	–	2021: Mr. Basilio, Mr. Abrams-Rivera, Ms. La Lande, and Mr. Oliveira; and
	–	2020: Mr. Basilio, Mr. Abrams-Rivera, Mr. Oliveira, and Flavio Torres.
Mr. Oliveira’s compensation is paid in British pounds (£) and Mr. Torres’ compensation was paid in Brazilian real (R$). The amounts used for the NEO Average SCT Total Compensation for Other NEOs are based on the 12-month average exchange rate for the calendar year as reported in the Summary Compensation Table for the applicable year. For Mr. Oliveira, the applicable exchange rates were $1 to £0.80 for 2023, $1 to £0.85 for 2022, $1 to £0.73 for 2021, and $1 to £0.777 for 2020. For Mr. Torres, the applicable exchange rate was $1 to R$5.4 for 2020.

(4)	The dollar amounts reported represent the average amount of CAP to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable fiscal year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the CAP, using the same methodology described above in Note 2. To calculate the CAP, the following amounts were deducted from and added to the Summary Compensation Table total compensation:

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Reconciliation of Average SCT for Non-CEO NEOs to Average CAP to Non-CEO NEOs:

CAP to Non-CEO NEOs	2023	2022	2021	2020
Summary Compensation Table (SCT) Total(i)(ii)	6,765,828	5,609,580	6,259,577	9,160,325
Less, value of Stock Awards and Option Awards reported in SCT(iii)	3,057,950	2,479,584	1,902,553	10,181,443
Plus, year-end fair value of outstanding and unvested equity awards granted in the year(iv)	3,127,635	2,666,378	1,616,112	13,273,785
Plus, fair value as of vesting date of equity awards granted and vested in the year(v)	—	—	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years(iv)	(681,776)	3,238,765	712,113	2,789,294
Plus (less) change in fair value from the prior year-end through the vesting date of equity awards granted in prior years that vested in the year(iv)	(774,685)	416,784	619,857	—
Less, prior year-end fair value for any equity awards forfeited in the year(iv)	—	—	(56,550)	—
CAP to Non-CEO NEOs(a)(b)(c)	5,379,052	9,451,924	7,248,556	15,041,961

(i)	In 2020, the summary compensation table average is impacted by new hire bonuses and new hire awards.
(ii)	In 2021, 2022, and 2023, no non-CEO NEOs received a cash bonus other than their PBP payout reflected in Non-Equity Incentive Compensation.
(iii)	Deductions include the total grant date fair value of awards as reported in the Summary Compensation Table for each applicable year.
(iv)	Additions include the aggregate sum of: increase by fair value of awards granted during the applicable fiscal year that remain unvested as of the applicable fiscal year end, determined at the applicable fiscal year end; increase or decrease by change in fair value of outstanding unvested prior fiscal year awards that remain unvested at the applicable fiscal year end as compared to the fair value as of the prior fiscal year end; increase or decrease by the change in fair value of prior fiscal year awards that vested during the applicable fiscal as of the vesting date as compared to the fair value as of the prior fiscal year end; deduction of fair value of the prior fiscal year awards as of the prior fiscal year end that were forfeited during the applicable fiscal year; increase by the amount of dividends paid on unvested awards during the applicable fiscal year prior to the vesting date; increase by incremental fair value of Options modified during the applicable fiscal year.
(v)	In 2020, 2021, 2022, and 2023 we did not grant any awards that vested in the same year they were granted.
(a)	For the valuation of stock options, we used the Hull-White I lattice model, under which vested options are expected to be exercised once the stock-to-strike ratio has been achieved, based on a settlement assumption that was derived from the grant-date valuation of the options. All other assumptions were estimated using the same methodology as used to determine the grant date fair value of the options, as disclosed in our 2023 Annual Report.
(b)	The estimated fair values of the Company’s unvested relative TSR PSU awards were valued using a Monte Carlo simulation as of each relevant measurement date for fiscal years 2021 to 2023.
(c)	The Non-dividend Protected PSU fair value was estimated by discounting the fair value of the PSUs based on the dividend yield. Dividend yield was estimated using the quarterly dividend divided by the three-month average stock price, annualized and continuously compounded. The grant date fair value of PSUs is amortized to expense on a straight-line basis over the requisite service period for each separately vesting portion of the awards. We adjust the expense based on the likelihood of future achievement of performance metrics.

(5)	Based on an initial fixed investment of $100 on December 26, 2020, the last day of our 2020 fiscal year.

(6)	Represents the S&P Consumer Staples Food and Soft Drink Products, which we consider to be our peer group under Regulation S-K Item 201(e), as presented in our 2023 Annual Report. Based on an initial fixed investment of $100 on December 26, 2020, the last day of our 2020 fiscal year. TSR is weighted according to each peer company’s stock market capitalization at the beginning of each period for which a return is indicated.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s financial statements for the applicable year.
(8)	PBP EBITDA is defined above under —Compensation Discussion and Analysis —2023 Executive Compensation Program—Annual Cash-Based Performance Bonus Plan (PBP)—Financial Measure.

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List of Financial Performance Measures

The following represent the most important metrics we used to determine CAP for 2023, as further detailed in the Compensation Discussion and Analysis in this Proxy Statement:

●	PBP EBITDA
●	Organic Net Sales
●	Cash conversion
●	Market share
●	PBP Adjusted Gross Profit Margin

Cumulative TSR

Peer Group

The TSR peer group includes S&P Consumer Staples Good and Soft Drink Products companies, as also disclosed in our 2023 Annual Report. Companies included in the S&P Consumer Staples Food and Soft Drink Products index change periodically and are presented on the basis of the index as it is comprised on December 30, 2023. The peer group used for this pay versus performance disclosure differ from the peer groups we use for compensation and the TSR performance measure in our PSU awards. For additional information on our compensation and performance peer groups, see above under —Compensation Discussion and Analysis—Compensation Structure and Goals—Year-Round Executive Compensation-Setting Process—Role of Peer Groups.

TSR Comparison

December 27, 2019 December 24, 2020 December 23, 2021 December 30, 2022 December 30, 2023 Kraft Heinz S&P Consumer Staples Packaged Food & Soft Drinks $0 $20 $40 $60 $80 $100 $120 $140 $160

We consider the S&P Consumer Staples Food and Soft Drink Products our peer group under Regulation S-K Item 201(e), as presented in our 2023 Annual Report.

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Compensation Actually Paid

CAP versus Company Cumulative TSR

Compensation Actually Paid CAP versus Company Cumulative TSR Compensation Actually Paid (CAP) $ in millions Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment CAP to CEO Average CAP to Non-CEO Company TSR $140.65 $8.16 $0 $2 $4 $6 $8 $10 $12 $14 $16 $0 $25 $50 $75 $100 $125 $150 $175 $200 2020 2021 2022 2023 $117.05 $123.00 $15.04 $13.13 $6.90 $7.25 $11.04 $9.45 $148.13 $5.38

CAP to our CEO and other NEOs is aligned with the Company’s TSR. This is due primarily to the Company’s compensation philosophy of meritocracy and the significance of equity-based compensation in our compensation program, which aligns equity to the Company’s financial performance.

CAP versus Net Income

CAP versus Net Income Compensation Actually Paid (CAP) $ in millions Net Income $ in millions CAP to CEO Average CAP to Non-CEO Net Income $8.16 $0 $2 $4 $6 $8 $10 $12 $14 $16 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 2020 2021 2022 2023 $15.04 $13.13 $6.90 $7.25 $11.04 $9.45 $5.38 $361 $1,024 $2,368 $2,846

Net income has steadily increased while the CEO and other NEOs’ CAP has fluctuated each year. This is due primarily to the fact that we do not use net income to determine compensation levels or incentive plan payouts.

CAP versus Four-Year Cumulative PBP EBITDA

CAP versus Four-Year Cumulative PBP EBITDA Compensation Actually Paid (CAP) $ in millions 4-Year Cumulative PBP $ in millions CAP to CEO Average CAP to Non-CEO 4-Year Cumulative PBP $8.16 $0 $2 $4 $6 $8 $10 $12 $14 $16 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2020 2021 2022 2023 $15.04 $13.13 $6.90 $7.25 $9.45 $5.38 $6,277 $6,031 $6,797 $6,289 $11.04

There is a positive correlation between the CAP to our CEO and other NEOs and PBP EBITDA, our Company-selected financial measure, primarily due to the fact that we use PBP EBITDA to determine incentive plan payouts. The reduction of PBP EBITDA over the three-year period from 2020 to 2022 is primarily due to the impact of divestitures in 2021 and 2022, including the sale of certain assets in our global nuts business and global cheese businesses, and higher COVID-19-related at home consumption during 2020.

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AUDIT MATTERS

PROPOSAL 3. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Audit Committee and the Board are requesting, as a matter of good corporate governance, that stockholders ratify the selection of PwC as our independent auditors for our fiscal year ended December 28, 2024. PwC has served as our independent auditors since 2015 and served as independent auditors to Heinz and its predecessors prior to the Kraft Heinz Merger since 1979.

Following its review, the Audit Committee and the Board believe that the continued retention of PwC to serve as the Company’s independent auditors is in the best interests of Kraft Heinz and its stockholders for the following reasons:

Experience and Effectiveness	Strong Independence Controls
Valuable Expertise and Experience. PwC’s experience with the Company has given PwC valuable knowledge of our business and operations, accounting policies and practices, and internal control over financial reporting that has enhanced the audit quality.	Robust Pre-Approval Policies and Limits on Non-Audit Services. The Audit Committee must pre-approve all audit and non-audit services performed by PwC, including the types of services to be provided and the estimated fees relating to those services.
Audit Effectiveness and Fee Efficiency. PwC’s knowledge of our business and control framework enables it to design effective audit plans that cover key risk areas while capturing cost efficiencies in audit scope and internal control testing.	Thorough Audit Committee Oversight. The Audit Committee believes that its oversight, which includes ongoing engagement with PwC and a comprehensive annual review process, mitigates any concerns with PwC’s tenure.
Maintaining Continuity Avoids Disruption. Bringing on a new auditor, without reasonable cause, would require extensive education and a significant period of time for the new auditor to reach a comparable level of knowledge and familiarity with our business and control framework.	PwC’s Strong Internal Independence Procedures and Regulatory Framework. PwC conducts periodic internal quality reviews of its audit work and rotates lead partners every five years. PwC is also subject to PCAOB inspections, peer reviews, and PCAOB and SEC oversight.

The Audit Committee has the sole authority to appoint our independent auditors, and the Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our stockholders do not ratify the selection, the Audit Committee may investigate the reasons for our stockholders’ rejection and consider whether to retain PwC or appoint another independent auditor. Furthermore, even if the selection is ratified, the Audit Committee may appoint a different independent auditor if, in its discretion, it determines that such a change would be in our and our stockholders’ best interests.

We expect that representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders. For additional information about our independent auditors, including our pre-approval policies and PwC’s aggregate fees for 2023 and 2022, see Selection of Independent Auditors, Independent Auditors’ Fees and Services, and Pre-Approval Policy below.

THE BOARD AND AUDIT COMMMITTEE RECOMMEND A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KRAFT HEINZ’S INDEPENDENT AUDITORS FOR 2024.

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SELECTION OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, oversight, retention, and termination of our independent auditors. Pursuant to its charter, the Audit Committee has authority to approve all audit engagement fees to be paid to the independent auditors. The Audit Committee selected PwC, a registered public accounting firm, as our independent auditors for 2024.

INDEPENDENT AUDITORS’ FEES AND SERVICES

Aggregate fees for professional services rendered by our independent auditors, PwC, for fiscal years 2023 and 2022 are set forth in the table below. All fees include out-of-pocket expenses.

	Fiscal Year Ended
	December 30, 2023	December 31, 2022
PwC Fees	($ thousands)
Audit fees(1)	11,619	12,434
Audit-related fees(2)	117	210
Tax fees(3)	2,745	1,903
All other fees(4)	2	460
TOTAL	14,483	15,007

(1)	Audit fees include (a) the audit of our consolidated financial statements, including statutory audits of the financial statements of certain of our affiliates, (b) the reviews of our unaudited condensed consolidated interim financial statements (quarterly financial statements), and (c) the reimbursement of legal fees related to litigation subpoenas.
(2)	Audit-related fees include professional services in connection with accounting consultations and procedures related to various other audit and special reports.
(3)	Tax fees include professional services in connection with tax compliance and advice.
(4)	All other fees consist principally of cost benchmarking consulting, software license fees related to research and reporting tools, and services to support regulatory requirements.

PRE-APPROVAL POLICY

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other permissible non-audit services. The pre-approval authority details the particular service or category of service that the independent auditors will perform. The Audit Committee’s policy also requires management to report at Audit Committee meetings throughout the year on the actual fees charged by the independent auditors for each category of service. The Audit Committee reviews this policy annually.

During the year, circumstances may arise when it may be necessary to engage the independent auditors for additional services not contemplated in the original pre-approval authority. In those instances, the Audit Committee approves the services before we engage the independent auditors. If pre-approval is needed before a scheduled Audit Committee meeting, the Audit Committee delegated pre-approval authority to its Chair. The Chair must report on such pre-approval decisions at the Committee’s next regular meeting.

During our 2023 fiscal year, the Audit Committee pre-approved all audit and non-audit services provided by the independent auditors.

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AUDIT COMMITTEE REPORT FOR THE FISCAL YEAR ENDED DECEMBER 30, 2023

To our Stockholders:

Management has primary responsibility for Kraft Heinz’s financial statements and the reporting process, including the systems of internal control over financial reporting. The role of the Audit Committee of the Kraft Heinz Board of Directors is to oversee Kraft Heinz’s accounting and financial reporting processes and audits of its financial statements. In addition, we assist the Board in its oversight of:

●	The integrity of Kraft Heinz’s financial statements and Kraft Heinz’s accounting and financial reporting processes and systems of internal control over financial reporting and safeguarding the Company’s assets;
●	Kraft Heinz’s compliance with applicable legal and regulatory requirements;
●	Kraft Heinz’s independent auditors’ qualifications, independence, and performance;
●	The performance of Kraft Heinz’s internal auditors and the internal audit function;
●	Kraft Heinz’s financial matters and financial strategy; and
●	Kraft Heinz’s guidelines and policies with respect to risk assessment and risk management.

Our duties include overseeing Kraft Heinz’s management, the internal audit department, and the independent auditors in their performance of the following functions, for which they are responsible.

MANAGEMENT

●	Preparing Kraft Heinz’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”);
●	Establishing and assessing effective financial reporting systems and internal controls and procedures; and
●	Reporting on the effectiveness of Kraft Heinz’s internal control over financial reporting.

INTERNAL AUDIT DEPARTMENT

●	Independently assessing management’s system of internal controls and procedures; and
●	Reporting on the effectiveness of that system.

INDEPENDENT AUDITORS

●	Auditing Kraft Heinz’s financial statements;
●	Issuing an opinion about whether the financial statements conform with GAAP; and
●	Auditing the effectiveness of Kraft Heinz’s internal control over financial reporting.

Periodically, we meet, both independently and collectively, with management, the internal auditors, and the independent auditors, among other things, to:

●	Discuss the quality of Kraft Heinz’s accounting and financial reporting processes and the adequacy and effectiveness of its internal controls and procedures;
●	Review significant audit findings prepared by each of the independent auditors and internal audit department, together with management’s responses; and
●	Review the overall scope and plans for the current audits by the internal audit department and the independent auditors.

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Prior to Kraft Heinz’s filing of its Annual Report on Form 10-K for the year ended December 30, 2023 with the SEC, we also:

●	Reviewed and discussed the audited financial statements with management;
●	Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
●	Discussed with the independent auditors their evaluation of the accounting principles, practices, and judgments applied by management;
●	Discussed all other items the independent auditors are required to communicate to the Audit Committee in accordance with applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence;
●	Received from the independent auditors the written disclosures and the letter required by the PCAOB describing any relationships with Kraft Heinz that may bear on the independent auditors’ independence; and
●	Discussed with the independent auditors their independence from Kraft Heinz, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent auditors from performing specified services that could impair their independence and (ii) Kraft Heinz’s and the Audit Committee’s policies.

Based upon the reports and discussions described in this report and without other independent verification, and subject to the limitations of our role and responsibilities outlined in this report and in our written charter, we recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Kraft Heinz’s Annual Report on Form 10-K for the year ended December 30, 2023, which was filed with the SEC on February 15, 2024.

AUDIT COMMITTEE

John C. Pope Chair	Humberto P. Alfonso	John T. Cahill	Lori Dickerson Fouché

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STOCKHOLDER PROPOSALS

PROPOSAL 4. STOCKHOLDER PROPOSAL –REPORT ON RECYCLABILITY CLAIMS

Janet Jensen Dell of The Last Beach Cleanup, 24551 Del Prado, #4201, Dana Point, CA 92629, the owner of at least $2,000 of Kraft Heinz stock, has submitted and intends to present the following proposal for consideration at the Annual Meeting. We are not responsible for the accuracy or content of the proposal or supporting statement, which are presented as received from the proponent in accordance with SEC rules.

If properly presented at the Annual Meeting by or on behalf of the proponent, the Board recommends that you vote AGAINST this proposal for the reasons set forth in Kraft Heinz’s Statement in Opposition, which directly follows the proposal.

Stockholder Proposal

WHEREAS: The California State Attorney General and public lawsuits are challenging the legitimacy of product companies’ recycling labels and claims on plastic packaging. Comprehensive reports established that only some types of plastic bottles and jugs are recyclable in the U.S. Kraft is currently employing three types of recyclable labels on other types of plastic packaging that are being legally challenged: “Store Dropoff,” “Check Locally,” and “Remove Label.” Other major brands have announced they will stop using such labels on their products.

Store Dropoff: In 2022, the CA State AG announced an investigation into the use of recyclable labels on plastic bags in California, warning bag manufacturers with multimillion dollar fines. This has direct impact on Kraft since the company uses the same type of “Store Dropoff” recycle symbol label on plastic film packaging. Three lawsuits were also filed in California alleging the use of the recycle symbol with the words “Store Dropoff” on plastic bags and films is not legal. CA State AG and lawsuits cited the CA Recycling Commission’s 2021 letter stating California’s existing laws should be enforced and the “recyclable” word and symbol should be removed from plastic bags and films. The Commission’s motivation was to stop consumer confusion that causes high disposal of plastic bags and films in curbside recycling bins, causing hazards to workers and contamination of valuable paper bales.

Check Locally: 2022 detailed assessments of plastic recycling by Greenpeace established that, other than some types of plastic bottles/jugs, most plastic packaging has very low acceptance rates for recycling (0 to 6% of U.S. population). It is deceptive to consumers and harmful to recycling systems to label such unwanted, worthless plastics as recyclable.

Kraft should be truthful with consumers and not mislabel products that could contribute to plastic contamination in curbside recycling systems and incur potential legal liability due to deceptive advertising. Ultimately, instead of using unrecyclable plastic packaging, Kraft should redesign product packaging to be truly recyclable or compostable through existing curbside programs and local processing that are easily accessed by all consumers. BE IT RESOLVED: Shareholders request the board of directors issue a report by December 2024 providing the factual basis for legitimacy of all recyclable claims made on plastic packaging. Report should include substantiation required by California law (Cal. Bus. & Prof. Code §17580) that must be made available to the public on request, including that plastic packaging labeled as recyclable meets all of the criteria for statewide recyclability pursuant to subdivision (d) of Section 42355.51 of the Public Resources Code. The report should be prepared by independent legal and technical experts who have no financial conflicts caused by working for the plastics or plastics recycling industry.

SUPPORTING STATEMENT: Proponents note the report should be prepared at reasonable cost, omitting confidential information, and include an assessment of the reputational, financial, and operational risks associated with continuing to use recyclable labels on plastic products that are not actually recycled.

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PROPOSAL 4

Kraft Heinz’s Statement in Opposition

At Kraft Heinz, we are committed to recycling and to providing consumers with clear information to help increase recycling rates as much as possible. While we aim to encourage recycling among consumers, we also recognize that the recycling landscape is dynamic and rapidly evolving, and we strive to continue to evolve with it. We believe our current efforts are designed to meet the objectives of the proposal and to have a significant impact on improving and reducing our packaging while reducing risk for the Company.

We have stringent internal measures in place designed to provide that on-pack claims are not misleading to consumers. Our on-pack recycling labels are reviewed by our Recyclable, Reusable, and Compostable Committee. Represented by internal experts from R&D, legal and labeling, this cross-functional committee works to substantiate  packaging claims or statements across various dimensions of recyclability including relevant laws, collections/access rates, sortation capabilities, end market value and consumer communication. The committee references the Federal  Trade Commission’s Green Guides and reviews packages against industry protocols, like the Association of Plastic Recyclers APR Design® Guide to validate technical performance.

We also carefully monitor updates in legislation, including California’s environmental marketing claims law, and take steps designed to comply with laws that are applicable to our business. We aim to continue to innovate and advance the recyclability landscape at large while aligning with applicable regulatory requirements. In 2023, we became a founding member of the Circular Action Alliance (“CAA”), a 501(c)(3) nonprofit Producer Responsibility Organization (a “PRO”) dedicated to improving recycling by implementing extended producer responsibility laws. CAA has been selected as the responsible PRO in California and Colorado and is expected to play a critical role in advancing the recycling landscape.

Our Ambitious Sustainable Packaging Strategy

Our comprehensive approach to packaging seeks to meet extensive packaging regulations, cut waste, conserve natural resources, ensure food safety and quality, and satisfy consumers of our beloved brands. Our team of experts collaborates with suppliers and external packaging specialists to design better packaging that incorporates more recycled and recyclable materials. We partner with a variety of leading organizations and coalitions to explore technical, end-of-life, and infrastructure solutions. We have also partnered with environmental consultancy group Lorax EPI to better understand how much of our packaging is recyclable, reusable, and compostable.

The majority of our packaging is paper-based, glass, or metal materials that are recyclable. The remaining portion of our packaging is largely made up of flexible plastic films or rigid plastic containers that are challenging to recycle in the existing recycling infrastructure.

We are also strengthening our packaging efforts by continuing to transition our portfolio toward reducing our packaging and introducing more sustainable packaging alternatives. In 2023, we also announced our aim to reduce our use of virgin plastic by 20% by 2030 (versus 2021).

While we are proud of our accomplishments, we are also cognizant of the road ahead to convert the remaining part of our portfolio to be recyclable, reusable, and/or compostable. At this time, the portion of our portfolio that is not yet widely recyclable is made up of films and flexible materials, which are critical for consumer convenience, cost, food safety, and prevention of food waste. We are evaluating this part of the portfolio for alignment with “design for recycling” guidelines and working closely with industry groups to collectively improve recycling infrastructure and explore alternatives. We are also evaluating and will remove label statements that are not supported or may be problematic under state laws governing recycling information on product labels.

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We are Collaborating to Help Create a More Circular Economy

We play an active and leadership role within various industry packaging associations aimed at improving key aspects of sustainable packaging and the circular economy around the globe, including:

●  The Association of Plastic Recyclers (“APR”), an international trade association representing the plastics recycling industry, as a member of the APR film reclamation and PET technical committees.

●  The Sustainable Packaging Coalition, a membership-based collaborative in the U.S. that believes in the power of industry to make packaging more sustainable.

●  The Recycling Partnership, a U.S. organization focused on improving recycling and driving measurable  sustainability, as a member of the film and flexibles recycling coalition steering committee and the PET recycling coalition.

●  The U.S. Plastics Pact, which aims to create a circular economy for plastics in the U.S., as a member of the post-consumer recycling, design for recyclability, and film and flexibles workstreams and the Advisory Council.

A more extensive list of our packaging industry partnerships is listed in our 2023 ESG Report.

We are Investing in Consumer Education

We believe in investing in education to help provide consumers with the information they need to do their part in creating a more sustainable world. We have been a member of the How2Recycle label program since 2016, using its standardized on-pack recycling guide to inform consumers on packaging recycling. We believe How2Recycle’s labeling program is the best available recycling standard, as it is based on nationally harmonized data and provides consistent and transparent on-package disposal instructions for consumers in the US and Canada.

Given our current practices and our ongoing efforts with respect to improving and reducing plastic packaging, the Board believes the Company is addressing the concerns raised in the proposal and the requested report would not provide stockholders with any more meaningful information, particularly in light of the cost of such report. We believe the report requested by the proponent would divert time and expenses from our current efforts and reporting without adding value for stockholders or other stakeholders.

THE BOARD RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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PROPOSAL 5. STOCKHOLDER PROPOSAL –REPORT ON GROUP-HOUSED PORK

The Accountability Board, Inc., 401 Edgewater Place, #600, Wakefield, MA 01880, the owner of at least $25,000 of Kraft Heinz stock, has submitted and intends to present the following proposal for consideration at the Annual Meeting. We are not responsible for the accuracy or content of the proposal or supporting statement, which are presented as received from the proponent in accordance with SEC rules.

If properly presented at the Annual Meeting by or on behalf of the proponent, the Board recommends that you vote AGAINST this proposal for the reasons set forth in Kraft Heinz’s Statement in Opposition, which directly follows the proposal.

Stockholder Proposal

Dear fellow shareholders,

The 2023 “Transparency Trends” report from FMI (an industry trade group with a Kraft Heinz officer on its Board) found it’s “extremely important” to the vast majority of shoppers “that brands or manufacturers…are transparent,” with 74% saying that specifically means providing “values-based information such as [about] animal welfare.”

This proposal seeks such transparency.

As background: In 2012, Kraft Foods announced Oscar Mayer would move away from gestation stalls by 2022. These cages lock pregnant pigs into solitary confinement, keeping them from even turning around, whereas alternatives use group housing. Then, a shareholder proposal praising that commitment won 80% of the vote.

Since then, Kraft Heinz (KHC) has been promoting its own pledge.

●  Its 2017 ESG report and 2018 proxy statement touted the “elimination of gestation stalls globally by 2025” and a 2018 “Post-Integration Update” referenced “100% gestation stall-free housing” by 2025.

●  Elsewhere, from 2017 to 2021, KHC claimed it was working with suppliers in North America, giving preference to those that could help achieve its goal.

●  And its 2023 ESG Report assures shareholders it’s “phasing out the purchase of pork from suppliers who use gestation stalls.”

Doing so would make sense, since (in addition to the substantial ethical implications) animal welfare poses material risks that can jeopardize the delivery of durable financial returns. Since 2016, KHC’s even been doing animal welfare “risk assessments.” Its 2021 proxy statement called animal welfare one of the ESG “issues that matter most” to its business and stockholders. And “animal welfare” appears 30 times in its 2017 ESG report, nearly 50 in the 2020 report, almost 70 in the 2021 report, and nearly 100 in the 2022 and 2023 reports.

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But when examining KHC’s progress reporting, concerns arise.

●  From 2017 to 2021, KHC touted: “In Europe, our supply has already met [our group housing] goal.” And its 2023 ESG Report boasts 98% compliance in Europe and 24% globally.

●  What KHC doesn’t mention is that since 2013, E.U. law has mandated group housing; it also doesn’t disclose what portion of its global 24% is from the E.U.

●  Further, no measurable progress whatsoever is disclosed for any other geographic operating region—including North America (despite KHC’s yearslong purchasing preference there).

This raises questions about KHC’s actual progress. In particular, how much (if any) group-housed pork is it using outside of where group housing is legally required?

RESOLVED: Shareholders ask KHC to disclose its percent of group-housed pork in each main geographic region and establish measurable targets for “phasing out the purchase of pork from suppliers who use gestation stalls.”

Since it’s fair to infer that knowing the global percentage (which KHC reports) would require knowing the requested data, this strikes us as exceedingly straightforward. And given a decade of promises from Kraft/KHC, reestablishing targets seems reasonable.

Thank you.

Contact: KHC@TABholdings.org

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

PROPOSAL 5

Kraft Heinz’s Statement in Opposition

At Kraft Heinz, we believe that animals deserve a good quality of life and to be treated fairly. Although we neither own nor manage farms, we are committed to the care of animals in our supply chain and require our suppliers to treat animals with care, understanding, and respect.

We believe that good animal welfare, environmental sustainability, and healthy people form an interconnected system and well-managed farms reduce waste and provide a safe, nutritious food supply. Knowing this, we integrate science and societal ethics in our animal welfare decisions. Our Global Animal Welfare Policy and Supplier Implementation Guide, which set forth our policies and expectations for our suppliers with respect to the treatment of animals, among other things, are available on our Supplier Hub at www.kraftheinzcompany.com/supplier-hub.

We Focus our ESG Efforts on Areas of Greatest Impact while Maintaining an Accessible Product Portfolio

As one of the largest food and beverage companies in the world, we believe that it is our responsibility to be good stewards of the planet and care for our people, including consumers. As such, we strive to balance our ESG priorities, while recognizing the financial impact of ESG efforts on consumers. In doing so, we believe we can reduce our impact on the planet and drive the industry forward while still creating value for consumers.

As a global company with a broad and diverse footprint, Kraft Heinz’s ESG strategy is designed to prioritize the issues that matter most to the Company’s business and stakeholders. Our strategy includes three key pillars: Healthy Living & Community Support, Environmental Stewardship, and Responsible Sourcing.

Our ESG strategy is underpinned by our ESG materiality assessment that drives our critical areas of focus including health and nutrition, product safety and quality, climate change, and sustainable agriculture.

We Continue Evaluating the Purchase of Pork from Suppliers Who Use Gestation Stalls, Minding Availability and Costs

As we mature in our ESG journey, we believe it is critical that we make challenging decisions on our ESG priorities based on our ability to create the greatest impact possible. These considerations and decisions are multi-faceted and challenging. We continue to strive to balance them and to be transparent with our stakeholders.

We do not own farms, produce, or supply pork and purchase a limited amount. In 2022, we purchased approximately 1% of U.S.-produced pork and a significantly smaller proportion of globally-produced pork. As such, while animal welfare is not identified as a critical area within our ESG materiality assessment, we continue to drive progress alongside our suppliers.

When it comes to open pen gestation, we continue to evaluate the purchase of pork from suppliers who use gestation stalls where possible, taking into consideration supplier availability and costs, including the cost to consumers and our business, as well as the impact on stockholder value. In 2022, approximately 24% of our global and approximately 98% of our European pork supply came from sows housed in group pen gestation.

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We Work Closely with Our Suppliers to Uphold a Zero-Tolerance Policy for Animal Welfare

We require our suppliers to have a zero-tolerance policy for animal abuse and neglect and to train all individuals working with or around live animals accordingly.

We request suppliers of animal and animal-derived products to complete an annual animal welfare risk self-assessment. We publish the results of this assessment in our annual ESG Report. The assessment was developed by a cross-functional internal panel of animal welfare, procurement, and quality team members and reviewed by an external team of animal welfare scientists. The assessments review suppliers’ strengths and weaknesses on animal welfare policies, personnel training, transportation, stunning methods, and auditing. Kraft Heinz’s animal welfare team works with lower-performing suppliers, which make up a small percentage of our total supply chain, to create action plans to develop policies and procedures that improve animal welfare. Low-performing suppliers that are unwilling or unable to improve animal welfare may jeopardize their status as Kraft Heinz suppliers. When we find  evidence of non-compliance, we take appropriate action, which may include suspending the supplier until corrective actions have been implemented or termination of our relationship.

We Aim for Transparency and to Comply with Regulatory Requirements

Kraft Heinz products are designed to comply with applicable laws in the country of manufacture and marketing. For example, in compliance with new regulations in California and Massachusetts, we are shipping products to those markets from pigs housed in open pens as required.

In addition, we monitor and evaluate suppliers’ compliance with our policies and local laws through our due diligence processes and audits, which are embedded in our supplier selection and contracting procedures. We expect suppliers to raise animals in accordance with the laws and ordinances where they do business.

Finally, we are committed to being transparent about group-housed pork purchases in our ESG Reports and other disclosures.

Given our current ESG efforts, including the policies and practices established with respect to animal welfare and the progress the Company is making on the ESG topics the Company has determined are most significant for Kraft Heinz, as well as the transparency of our annual reporting, the Board believes that the adoption of the stockholder’s proposal would divert management’s time and Kraft Heinz resources without providing meaningful benefit to the Company or our stockholders.

THE BOARD RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

PROPOSAL 6. STOCKHOLDER PROPOSAL –REPORT ON GREENHOUSE GAS GOALS

The National Center for Public Policy Research, 2005 Massachusetts Avenue NW, Washington, DC 20036, the owner of at least $2,000 of Kraft Heinz stock, has submitted and intends to present the following proposal for consideration at the Annual Meeting. We are not responsible for the accuracy or content of the proposal or supporting statement, which are presented as received from the proponent in accordance with SEC rules.

If properly presented at the Annual Meeting by or on behalf of the proponent, the Board recommends that you vote AGAINST this proposal for the reasons set forth in Kraft Heinz’s Statement in Opposition, which directly follows the proposal.

Stockholder Proposal

WHEREAS: Shareholders must protect our assets against potentially unfulfillable Company ESG promises, including the extent to which the Company can reduce Scope 1, 2, and 3 greenhouse gas (GHG) emissions.

The Securities and Exchange Commission (SEC) has taken enforcement actions related to Environmental, Social, Governance (ESG) issues or statements by companies who misrepresent or engage in fraud related to ESG efforts.[1]

In 2021, the SEC created the Climate and ESG Task Force in its Division of Enforcement.[2] The focus of the Task Force is “to identify any material gaps or misstatements” in disclosure of climate risks and analyze “compliance issues relating to investment advisers’ and funds’ ESG strategies.”[3]

The Task Force has taken numerous enforcement actions including charging Goldman Sachs for policies and procedures failures related to ESG investments, resulting in a $4 million penalty,[4] and charging DWS Investment Management Americas Inc. in part for misstatements regarding its ESG investment process that resulted in an overall $25 million in penalties.[5]

The SEC has proposed to require companies to disclose information about their Scope 1 and 2 emissions, and to require them to disclose Scope 3 emissions “if material or if the registrant has set a GHG emissions target or goal that includes Scope 3 emissions.”[6]

The Environmental Protection Agency defines Scope 3 emissions as, “the result of activities from assets not owned or controlled by the reporting organization, but that the organization indirectly affects in Its value chain.”[7] Put differently, “Scope 3 emissions for one organization are the scope 1 and 2 emissions of another organization.” [8] This means that Scope 3 emissions are already counted as another entity’s emissions, and are external to the reporting company, such as product use and how employees commute.[9]

Voluntary carbon-reduction commitments create risk of SEC enforcement without providing clear benefit to the climate or other values.

In August 2023, the Global Climate Intelligence Group asserted, “There is no climate emergency.”[10] The declaration includes 1,609 signatories and “oppose[s] the harmful and unrealistic net-zero CO2 policy proposed for 2050.”[11]

A June 2023 study by the Energy Policy Research Foundation found that net zero advocates have misconstrued the International Energy Agency’s position on new oil and gas investment and that it has made questionable assumptions and milestones for NZE about government policies, energy and carbon prices, behavioral changes, economic growth, and technology maturity.[12]

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SUPPORTING STATEMENT: Kraft Heinz has voluntarily committed to halving GHG emissions by 2030 and being a net-zero company by 2050.13 This promise includes commensurate reductions in Scope 3 emissions, despite the fact the Company has no real control over Scope 3 emissions and has failed to report on its evaluation of the technological or financial feasibility of such commitments. Given the SEC’s climate and ESG enforcement actions, the Company must exercise caution and provide transparency about such commitments.

RESOLVED: Shareholders request the Company produce a report analyzing the risks arising from voluntary carbon-reduction commitments.

1	https://www.sec.gov/securities-topics/enforcement-task-force-focused-climate-esg-issues
2	https://www.sec.gov/news/press-release/2021-42
3	https://www.sec.gov/news/press-release/2021-42; https://www.sec.gov/securities-topics/enforcement-task-force-focused-climate-esg-issues
4	https://www.sec.gov/news/press-release/2022-209
5	https://www.sec.gov/news/press-release/2023-194
6	https://www.sec.gov/news/press-release/2022-46
7	https://www.epa.gov/climateleadership/scope-3-inventory-guidance
8	https://www.epa.gov/climateleadership/scope-3-inventory-guidance
9	https://www.epa.gov/climateleadership/scope-3-inventory-guidance
10	https://clintel.org/wp-content/uploads/2023/08/WCD-version-081423.pdf
11	https://clintel.org/wp-content/uploads/2023/08/WCD-version-081423.pdf
12	https://assets.realclear.com/files/2023/06/2205_a_critical_assessment_of_the_ieas_net_zero_scenario_esg_and_the_cessation_of_ investment_in_new_oil_and_gas_fields.pdf
13	https://news.kraftheinzcompany.com/press-releases-details/2021/Kraft-Heinz-Cements-Climate-Ambition-Commits-to-Carbon-Neutrality-by -2050/default.aspx

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

PROPOSAL 6

Kraft Heinz’s Statement in Opposition

As one of the world’s largest food and beverage companies, we take seriously our responsibility to reduce our environmental impact in the face of climate change. We believe that corporations have a significant role to play in curbing global GHG emissions, whether it be through our direct operations or within our value chain. Food production is extremely vulnerable to the threat of unexpected climate variances, and it is critical that the industry prioritize both climate mitigation and adapt initiatives to help provide a stable and affordable food supply for the global community.

Prioritizing Climate Change and Science Based Targets

As a global company with a broad and diverse footprint, our Kraft Heinz ESG strategy is designed to prioritize the issues that matter most to the Company’s business, our stockholders, and stakeholders, focusing on areas that have the greatest potential for impact. Our strategy includes three key pillars: Healthy Living & Community Support, Environmental Stewardship, and Responsible Sourcing. We have a variety of goals within each pillar that help guide us  toward improving our environmental and social footprint. Climate change and topics directly related to climate change such as sustainable agriculture and sustainable packaging are some of our most critical ESG material topics. We prioritize our efforts and resources on these areas in an effort to drive lasting impact. Furthermore, we have engaged with many stockholders who share this priority.

Given the importance of climate change in our ESG materiality assessment, we have pledged to achieve net zero GHG emissions across our operational footprint (Scope 1 and Scope 2) and global value chain (Scope 3) by 2050 and will also set interim 2030 targets, establishing our major commitment to contribute to global efforts to reduce the ongoing threat of climate change. We are currently in the process of verifying these targets with the Science Based Targets initiative and plan to disclose our Net Zero roadmaps in future ESG reporting.

Accounting for and Managing Greenhouse Gases in our Value Chain

We conduct an annual assessment of our total value chain emissions, including verifying all three scope emissions by an independent third-party. We strive to be as transparent as possible in our GHG reporting and deploy internal and external resources to better understand our GHG footprint and improve data quality each year based on the best science available. Our current accounting is in line with the GHG Protocol, the leading international standard for corporate accounting and reporting emissions. We also seek to align our climate reporting with leading global frameworks such as the Global Reporting Initiative (GRI), the Taskforce for Climate-Related Financial Disclosures (TCFD) and the Sustainability Accounting Standards Board (SASB).

Our Scope 3 emissions account for approximately 95% of our total emissions, and thus will be a primary focus of the Company’s reduction efforts. Managing emissions beyond our organizational boundary is challenging however, we believe that cooperation across value chain actors is essential in driving the industry forward towards more climate friendly practices whether it be through co-funding innovative pilots or demand pressure for more sustainable alternatives.

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Key focus areas of our net zero program include:

●  Reducing the impact of livestock emissions by partnering to scale methane inhibitors and anaerobic digesters for meat and dairy ingredients.

●  Revising sourcing specifications for key commodities including regenerative agriculture, deforestation and conversion-free commitments and localization of sourcing.

●  Transitioning to more circular and lower carbon packaging.

The stockholder requests that we produce a report analyzing the risks arising from voluntary carbon-reduction commitments. We believe that clearer information on our GHG footprint can help us make climate smart business decisions which in turn helps manage climate risk and can bring value for stockholders. Furthermore, the stockholder’s request appears to directly contradict with impending climate legislation such as the EU Corporate Sustainability Reporting Directive (EU CSR-D) that requires organizations to disclose impacts, risks and opportunities  related to climate change and other material ESG issues.

Given our current ESG efforts and focus on climate, our Board believes that the adoption of the stockholder’s proposal would divert management’s time and Kraft Heinz resources without providing meaningful benefit to the Company or our stockholders.

THE BOARD RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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OTHER INFORMATION

INFORMATION REGARDING THE ANNUAL MEETING

1	WHEN AND WHERE IS THE ANNUAL MEETING?

WHEN	WHERE	ONLINE ACCESS
Thursday, May 2, 2024 11:00 a.m. Eastern Time	Live via webcast at www.virtualshareholdermeeting.com/KHC2024	Online access will open 15 minutes prior to the start of the Annual Meeting

To attend, vote electronically, and submit questions during the meeting, visit the website referenced above and enter the control number included on your Notice, proxy card, or the instructions that accompany your proxy materials. To locate your control number:

Registered holder	the control number included on your Notice or proxy card
Beneficial holder whose Notice or voting instruction form indicates that you may vote those shares at www.proxyvote.com	the control number included on your Notice or instruction form
Other beneficial holder	contact your bank, broker, or other nominee (ideally no less than five days before the Annual Meeting) to obtain a legal proxy

2	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Board established March 4, 2024 as the record date for the Annual Meeting (the “Record Date”). Stockholders holding shares of our common stock at the close of business on the Record Date are entitled to:

●	receive Notice
●	attend the Annual Meeting
●	vote on all matters that properly come before the Annual Meeting

As of the close of business on the Record Date, there were 1,215,638,048 shares of our common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

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3	WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, AND HOW DOES THE BOARD RECOMMEND I VOTE?

Proposal		Board Recommendation	More Information
1	Election of Directors	FOR all nominees	Page 23
2	Advisory Vote to Approve Executive Compensation	FOR	Page 58
3	Ratification of the Selection of PricewaterhouseCoopers LLP as Our Independent Auditors for 2024	FOR	Page 100
4	Stockholder Proposal – Report on Recyclability Claims	AGAINST	Page 104
5	Stockholder Proposal – Report on Group-Housed Pork	AGAINST	Page 107
6	Stockholder Proposal – Report on Greenhouse Gas Goals	AGAINST	Page 111

4	HOW DO I VOTE MY SHARES?

Your vote is important. Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote as soon as possible using one of the following methods. Make sure to have your Notice, proxy card, or voting instruction form available and follow the instructions. For additional information on the difference between registered holders and beneficial holders, see Question 6.

	Internet	Telephone	Mail	During the Virtual Meeting
	11:59 p.m. Eastern Time on May 1, 2024	11:59 p.m. Eastern Time on May 1, 2024		Before the polls close at the Annual Meeting on Thursday, May 2, 2024
Registered Holders	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Return a properly executed proxy card received before the polls close at the Annual Meeting on Thursday, May 2, 2024	Attend the Annual Meeting at www.virtualshareholdermeeting.com/KHC2024 as provided in Question 17, and follow the instructions provided during the Annual Meeting
Beneficial Holders (holders in street name)*	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, or other nominee makes available	Attend the Annual Meeting at www.virtualshareholdermeeting.com/KHC2024 as provided in Question 17, and follow the instructions provided during the Annual Meeting
*	The availability of Internet and telephone voting may depend on the voting procedures of the organization that holds your shares.

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5	WHY AM I RECEIVING THESE PROXY MATERIALS?

You have received the proxy materials because, as of the Record Date, you directly held, and had the right to vote, shares of Kraft Heinz common stock. In connection with our Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing stockholders entitled to vote at the Annual Meeting with this Proxy Statement, our 2023 Annual Report, and a voting ballot (in the form of a proxy card, voting instruction form, or a unique control number that allows you to vote via the Internet or by phone). We refer to these materials collectively as the “proxy materials.” The proxy materials provide important information about Kraft Heinz and describe the voting procedures and the matters to be voted on at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2024	The Proxy Statement and 2023 Annual Report are available at ir.kraftheinzcompany.com/proxy

6	WHAT IS THE DIFFERENCE BETWEEN REGISTERED HOLDERS AND BENEFICIAL HOLDERS?

	How You Hold Your Shares	How You Receive the Proxy Materials	How Your Vote Works
Registered Holders	Shares held directly with our transfer agent, Equiniti Trust Company, LLC.	From Broadridge Financial Solutions, Inc.	Instructs the proxies how to vote your shares.
Beneficial Holders (holders in street name)	Shares held indirectly through an account with an institutional or nominee holder of our stock such as a broker or bank who is the record holder of the stock.	From your broker, bank, or other nominee.	Instructs your nominee how to vote your shares, and that nominee in turn instructs the proxies how to vote your shares. If you hold your shares in an employee benefit plan, see Question 7.

7	I AM A CURRENT OR FORMER KRAFT OR KRAFT HEINZ EMPLOYEE AND HAVE INVESTMENTS IN CERTAIN RETIREMENT PLAN ACCOUNTS RELATED TO KRAFT OR KRAFT HEINZ. CAN I VOTE? IF SO, HOW DO I VOTE?

If you are a current or former Kraft or Kraft Heinz employee and have investments in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan or you are a participant in the Philip Morris International Deferred Profit-Sharing Plan or the Molson Coors LLC Employees’ Retirement & Savings Plan, you are entitled to vote. Your vote directs the plan(s) trustee(s) how to vote the shares allocated to your account(s). Your proxy card, or control number for voting electronically, includes all shares allocated to these account(s).

In order to direct the trustee(s) how to vote the shares held in your account(s), you must vote these plan shares (whether by Internet, telephone, or mailed proxy card) by 11:59 p.m. Eastern Time on April 29, 2024. If your voting instructions or proxy card are not received by that time, the trustee(s) will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been timely received, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA). Please follow the instructions for registered holders described in Question 4 to cast your vote. Note, however, that although you may listen to the Annual Meeting via the live webcast, you may not vote any shares you hold in these retirement plan account(s) during the Annual Meeting.

8	HOW IS KRAFT HEINZ DISTRIBUTING PROXY MATERIALS?

We are furnishing proxy materials to our stockholders primarily via “Notice and Access” delivery. On or about March 22, 2024, we mailed to our stockholders (other than those who previously requested email or paper delivery) a Notice containing instructions on how to access the proxy materials via the Internet.

If you receive a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice instructs you on how to access the proxy materials and vote via a secure website. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail on a one-time or ongoing basis, free of charge, you may follow the instructions in the Notice for making this request. On or about March 22, 2024, we also emailed and mailed printed copies of our proxy materials to those of our stockholders who previously requested email and paper delivery, respectively.

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

9	WHAT IS THE QUORUM REQUIREMENT?

A quorum will be present if a majority of the outstanding shares of our common stock entitled to vote as of the Record Date is represented at the Annual Meeting, either in person or by proxy. Shares of common stock represented in person or by proxy, including abstentions and broker non-votes, will be counted as present for purposes of establishing a quorum. As of the close of business on the Record Date, there were 1,215,638,048 shares of our common stock outstanding and entitled to vote.

10	WHAT VOTE IS NEEDED TO APPROVE EACH OF THE PROPOSALS?

Proposal		Vote Requirement*	Abstentions	Broker Non-Votes+
1	Election of Directors	Majority	No effect	No effect
2	Advisory Vote to Approve Executive Compensation	Majority	No effect	No effect
3	Ratification of the Selection of PricewaterhouseCoopers LLP as Our Independent Auditors for 2024	Majority	No effect	None
4	Stockholder Proposal – Report on Recyclability Claims	Majority	No effect	No effect
5	Stockholder Proposal – Report on Group-Housed Pork	Majority	No effect	No effect
6	Stockholder Proposal – Report on Greenhouse Gas Goals	Majority	No effect	No effect
*	Of votes cast by stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting.
+	Broker Non-Votes. As described in Question 6, if you are a beneficial holder (hold your shares in street name), your vote instructs your broker, bank, or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank, or other nominee, your nominee will have discretion to vote your shares on routine matters; however, your shares will not be voted on the other (non-routine) matters on the Annual Meeting agenda, resulting in “broker non-votes” with respect to those other (non-routine) matters. Proposal 3. Ratification of the Selection of PricewaterhouseCoopers LLP as our Independent Auditors for 2024 is expected to be the only item on the agenda for the Annual Meeting that is considered routine. These shares will be counted for purposes of establishing a quorum at the Annual Meeting. Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, bank, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.
Director Elections. Our By-Laws provide that, to be elected at this Annual Meeting, a director nominee must receive more votes FOR than votes AGAINST. Abstentions and broker non-votes are not considered as votes FOR or votes AGAINST the nominees and will have no effect on the election of directors.

In an uncontested election, our Corporate Governance Guidelines provide if an incumbent director nominated for re-election receives a greater number of votes AGAINST election than votes FOR election, the director must tender their resignation offer to the Governance Committee for its consideration. The Governance Committee then recommends to the Board whether to accept the resignation offer. The director will continue to serve until the Board decides whether to accept the resignation offer but will not participate in the Governance Committee’s recommendation or the Board’s action regarding whether to accept the resignation offer. The Board will publicly disclose its decision and rationale within 90 days after certification of the election results.

In contested elections, the voting standard is a plurality of votes cast.

If any director nominee becomes unable or unwilling to serve as a director between the date of this Proxy Statement and the Annual Meeting, which we do not anticipate, the Board may designate a new nominee, and the persons named as proxy holders may vote for the substitute nominee. Alternatively, the Board may reduce the size of the Board.

2024 Proxy Statement	118

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

11	MAY I CHANGE OR REVOKE MY VOTE?

Registered Holders	Any subsequent vote you cast will replace your earlier vote. This applies whether you vote by Internet, telephone, mailing a proxy card, or voting electronically during the Annual Meeting.	Alternatively, you may revoke your proxy by submitting a written revocation to:
The Kraft Heinz Company Attention: Corporate Secretary 200 East Randolph Street Suite 7600 Chicago, Illinois 60601

Beneficial Holders (holders in street name)	You must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.

12	WHO BEARS THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

This solicitation is made by the Board on behalf of Kraft Heinz. Kraft Heinz bears the cost of soliciting your vote. Our directors, officers, or employees may solicit proxies or votes in person, by telephone, or by electronic communication. They will not receive any additional compensation for these solicitation activities. We have hired Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, to distribute and solicit proxies. We will pay Morrow Sodali LLC a fee of $15,000, plus reasonable expenses, for these services. We may also enlist the help of banks, brokers, and other nominee holders in soliciting proxies for the Annual Meeting from their customers (i.e., beneficial holders) and reimburse those firms for related out-of-pocket expenses.

13	WHAT IS “HOUSEHOLDING”?

Unless you advised otherwise, if you are a beneficial holder and other residents at your mailing address share the same last name and also own shares of Kraft Heinz common stock in an account at the same broker, bank, or other nominee, your nominee delivered a single Notice or set of proxy materials to your address. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs, and helps the environment. Stockholders who participate in householding continue to receive separate voting instruction cards and control numbers for voting electronically.

If you wish to receive a separate copy of the Notice or proxy materials, now or in the future, you should submit a request as follows and the materials will be delivered promptly:

Broadridge Financial Solutions, Inc. Householding Department 51 Mercedes Way Edgewood, New York 11717	1-866-540-7095

Beneficial holders sharing an address who are receiving multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank, or other nominee to make this request.

14	ARE MY VOTES CONFIDENTIAL?

Yes. Your votes will not be disclosed to our directors, officers, or employees, except:

●	as necessary to meet applicable legal requirements and to assert or defend claims for or against us;
●	in the case of a contested proxy solicitation;
●	if you provide a comment with your proxy or otherwise communicate your vote to us outside of the normal procedures; or
●	as necessary to allow the inspector of election to certify the results.

15	WHO COUNTS THE VOTES?

Broadridge Financial Solutions, Inc. will receive and tabulate the proxies, and a representative of Broadridge Financial Solutions, Inc. will act as the inspector of election and certify the results.

2024 Proxy Statement	119

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

16	HOW DO I FIND OUT THE VOTING RESULTS?

We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC on or before May 8, 2024. It will be available on our website at ir.kraftheinzcompany.com/sec-filings and on the SEC’s website at www.sec.gov.

17	HOW CAN I ATTEND THE ANNUAL MEETING?

To Attend the Annual Meeting

●  Visit the meeting login page at www.virtualshareholdermeeting.com/KHC2024.

●  Enter the control number included on your Notice, proxy card, or voting instruction form, or otherwise provide provided by your bank, broker, or other nominee as described below.

Registered Holders: Use the control number included on the Notice or proxy card.

Beneficial Holders (hold your shares in street name):

–  If your Notice or voting instruction form indicates that you may vote your shares at www.proxyvote.com, you will use the control number indicated on your Notice or instruction form.

–  Otherwise, you should contact your bank, broker, or other nominee (ideally no less than five days before the Annual Meeting) to obtain a legal proxy.

If you have any questions about your control number or how to obtain one, please contact your bank, broker, or other nominee.

Online access will open 15 minutes prior to the start of the Annual Meeting.

You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

To Listen to the Annual Meeting (without a control number or legal proxy)	● Visit www.virtualshareholdermeeting.com/KHC2024 and register as a guest. You will not be able to vote or ask questions during the Annual Meeting.
For Help with Difficulties Accessing the Annual Meeting	● Call 1-844-986-0822 (United States) or 1-303-562-9302 (International) for assistance. The technical support phone lines will be available beginning approximately 15 minutes before the Annual Meeting.

18	HOW CAN I SUBMIT QUESTIONS?

During the Annual Meeting

●  Visit www.virtualshareholdermeeting.com/KHC2024.

●  Enter the control number included on your Notice, proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee (as described in Question 17).

●  Type your question into the “Ask a Question” field and click “Submit.”

Only stockholders with a valid control number will be allowed to ask questions. We will try to answer as many stockholder questions as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to Annual Meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

2024 Proxy Statement	120

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

STOCKHOLDER PROPOSALS

We presently anticipate that the 2025 Annual Meeting of Stockholders will be held on or about May 8, 2025.

Stockholder Proposals	Description	Deadline Date and time by which Kraft Heinz must receive written notice of the nomination or proposal	Additional Requirements
To include a proposal in our 2025 Proxy Statement	Under SEC Rule 14a-8, a stockholder may submit a proposal for possible inclusion in the proxy statement for our 2025 Annual Meeting of Stockholders by delivering written notice to Kraft Heinz at the address below	By the close of business on November 22, 2024	The information required by Rule 14a-8
To nominate a candidate for election as a director or submit a proposal for consideration at our 2025 Annual Meeting of Stockholders	Under our By-Laws, a stockholder may nominate a candidate for election as a director or propose business for consideration at our 2025 Annual Meeting of Stockholders by delivering written notice to Kraft Heinz at the address below	Between the close of business on December 3, 2024 and the close of business on January 2, 2025 We generally must receive written notice no later than 120 days, and no earlier than 150 days, before the first anniversary of the preceding year’s annual meeting. If we change the date of an annual meeting by more than 30 days before or more than 60 days after the date of the previous year’s annual meeting, then we must receive this written notice no later than 120 days, and no earlier than 150 days, before the date of that annual meeting or, if the first public announcement of the date of an annual meeting is less than 120 days prior to the date of such annual meeting, then we must receive this written notice no later than the 10th day following the day on which public announcement of the date of such annual meeting is first made by us.	The information required by our By-Laws, Article II, Section 6(c) and Rule 14a-19 (for nominees to be included on our proxy card)

MAIL TO:
The Kraft Heinz Company Attention: Corporate Secretary 200 East Randolph Street Suite 7600 Chicago, Illinois 60601

Our By-Laws are available on our website as provided under Governance—Other Governance Policies and Practices—Governance Documents —Corporate Governance Materials Available on Our Website. You may also obtain a copy of our By-Laws from our Corporate Secretary by written request to the above address.

2024 Proxy Statement	121

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

DIVERSITY QUICK SUMMARY

We provide the following information about our directors and officers for purposes of our compliance with Nasdaq rules and participation in various third-party surveys and raters. We ask our directors, director nominees, and employees to indicate their self-identification with respect to race/ethnicity, gender, gender identity, and sexual orientation, subject to applicable laws.

Directors	As of Fiscal Year End (December 30, 2023)	As of the Record Date* (March 4, 2024)
Number of directors	12	11
Directors that identify as women	4 (31%)	3 (27%)†
Directors that identify as people of color	4 (31%)	5 (45%)
*	Reflects director nominees standing for election at the Annual Meeting. Does not include current directors that are not standing for re-election at the Annual Meeting, if any.
†	Reflects Ms. Mulder’s retirement from the Board, effective as of the 2024 Annual Meeting. Since November 2022, our Board has included 4 women, or 31% to 33% of the Board. The Board is committed to maintaining gender diversity at or above 30% by the 2025 Annual Meeting.

Officers	As of Fiscal Year End (December 30, 2023)	For the Fiscal Year* (2023)
Number of Executive Leadership Team (“ELT”) members	9	9
ELT members that identify as women	3 (33%)	3 (33%)
ELT members that identify as people of color	7 (78%)	7 (78%)

*	We define this as individuals who were members of the ELT as of fiscal year end, as provided above, plus any individuals who were members of the ELT for 9 months or more of the fiscal year.

OTHER MATTERS

We do not know of any matters, other than those described in this Proxy Statement, that may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, your proxy gives authority to the persons designated as proxies to vote in accordance with their best judgment. The Chair of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.

2024 Proxy Statement	122

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APPENDIX A. NON-GAAP FINANCIAL MEASURES

We report our financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). In addition, management uses certain non-GAAP financial measures to assist in comparing the Company’s performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations.

The non-GAAP financial measures provided in this Proxy Statement should be viewed in addition to, and not as an alternative for, results prepared in accordance with GAAP. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures.

The following information for Organic Net Sales, Adjusted EBITDA, Adjusted Gross Profit Margin, Free Cash Flow, and Net Leverage is provided to reconcile these non-GAAP financial measures, which are disclosed in this Proxy Statement, to their most comparable GAAP measures. The Company believes:

●	Organic Net Sales, Adjusted EBITDA, Adjusted Gross Profit, and Adjusted Gross Profit Margin provide important comparability of underlying operating results, allowing investors and management to assess the Company’s operating performance on a consistent basis; and
●	Free Cash Flow and Net Leverage provide measures of the Company’s core operating performance, the cash-generating capabilities of the Company’s business operations, and are factors used in determining the Company’s borrowing capacity and the amount of cash available for debt repayments, dividends, acquisitions, share repurchases, and other corporate purposes.

Management believes that presenting the Company’s non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting the Company’s business than could be obtained absent these disclosures.

ORGANIC NET SALES

Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. The Company calculates the impact of currency on net sales by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which the Company calculates the previous year’s results using the current year’s exchange rate.

Reconciliation of Net Sales to Organic Net Sales for the Year Ended (dollars in millions) (Unaudited)

	NET SALES	Currency	Acquisitions and Divestitures	53rd Week	ORGANIC NET SALES
December 30, 2023	$26,640	$(168)	$34	—	$26,774
December 31, 2022	$26,485	$82	$60	$454	$25,889
Year-over-year change	0.6%				3.4%

2024 Proxy Statement	123

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

ADJUSTED EBITDA

Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, the Company excludes, when they occur, the impacts of divestiture-related license income, restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, and equity award compensation expense (excluding restructuring activities).

Reconciliation of Net Income/(Loss) to Adjusted EBITDA for the Year Ended (dollars in millions) (Unaudited)

	December 30, 2023	December 31, 2022	Year-over-year change
NET INCOME/(LOSS)	$2,846	$2,368	20.2%
Interest expense	912	921
Other expense/(income)	27	(253)
Provision for/(benefit from) income taxes	787	598
Operating income/(loss)	4,572	3,634
Depreciation and amortization (excluding restructuring activities)	923	922
Divestiture-related license income	(54)	(56)
Restructuring activities	60	74
Deal costs	—	9
Unrealized losses/(gains) on commodity hedges	1	63
Impairment losses	662	999
Certain non-ordinary course legal and regulatory matters	2	210
Equity award compensation expense	141	148
ADJUSTED EBITDA	$6,307	$6,003	5.1%

SEGMENT ADJUSTED EBITDA:
North America	$5,603	$5,284
International	1,094	1,017
General corporate expenses	(390)	(298)
ADJUSTED EBITDA	$6,307	$6,003

2024 Proxy Statement	124

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

ADJUSTED GROSS PROFIT MARGIN

Adjusted Gross Profit is defined as gross profit excluding, when they occur, the impacts of restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, losses/(gains) on the sale of a business, other losses/(gains) related to acquisitions and divestitures (e.g., tax and hedging impacts), nonmonetary currency devaluation (e.g., remeasurement gains and losses), debt prepayment and extinguishment (benefit)/costs, and certain significant discrete income tax items (e.g., U.S. and non-U.S. tax reform), and including when they occur, adjustments to reflect preferred stock dividend payments on an accrual basis. Adjusted Gross Profit Margin is defined as Adjusted Gross Profit divided by net sales.

Reconciliation of Gross Profit to Adjusted Gross Profit for the Year Ended December 30, 2023 (dollars in millions) (Unaudited)

GROSS PROFIT	$8,926
Items Affecting Comparability
Restructuring activities	57
Unrealized losses/(gains) on commodity hedges	1
ADJUSTED GROSS PROFIT	$8,984

Adjusted Gross Profit Margin for the Year Ended December 30, 2023 (in millions) (Unaudited)

Adjusted Gross Profit	$8,984
Net sales	26,640
ADJUSTED GROSS PROFIT MARGIN	33.7%

2024 Proxy Statement	125

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

FREE CASH FLOW

Free Cash Flow is defined as net cash provided by/(used for) operating activities less capital expenditures. The use of this non-GAAP measure does not imply or represent the residual cash flow for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service that are not deducted from the measure.

Reconciliation of Net Cash Provided By/(Used for) Operating Activities to Free Cash Flow for the Year Ended (in millions) (Unaudited)

	December 30, 2023	December 31, 2022	Year-over-year change
NET CASH PROVIDED BY/(USED FOR) OPERATING ACTIVITIES	$3,976	$2,469	61.0%
Capital expenditures	(1,013)	(916)
FREE CASH FLOW	$2,963	$1,553	90.7%

2024 Proxy Statement	126

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Company Overview	Voting Roadmap	Stockholder Engagement	Our Board	Governance	Director Compensation	Beneficial Ownership	Executive Compensation	Audit Matters	Stockholder Proposals	Other Information	Appendix A. Non-GAAP

NET LEVERAGE

Net Leverage is defined as debt less cash, cash equivalents and short-term investments divided by Adjusted EBITDA.

Reconciliation of Net Income/(Loss) to Adjusted EBITDA for the 12 Months Ended December 30, 2023 (in millions) (Unaudited)

NET INCOME/(LOSS)	$ 2,846
Interest expense	912
Other expense/(income)	27
Provision for/(benefit from) income taxes	787
Operating income/(loss)	4,572
Depreciation and amortization (excluding restructuring activities)	923
Divestiture-related license income	(54)
Restructuring activities	60
Deal costs	—
Unrealized losses/(gains) on commodity hedges	1
Impairment losses	662
Certain non-ordinary course legal and regulatory matters	2
Equity award compensation expense	141
ADJUSTED EBITDA	$ 6,307

Commercial paper and other short-term debt	$ —
Current portion of long-term debt	638
Long-term debt	19,394
Less: Cash and cash equivalents	(1,400)
$ 18,632

NET LEVERAGE	3.0

2024 Proxy Statement	127

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Oscar Mayer
Deli Fresh
OVEN ROASTED TURKEY BREAST
HONEY UNCURED HAM
FAMILY PACK 15oz
HEINZ
ESTD 1869
TOMATO KETCHUP

KraftHeinz

IR.KRAFTHEINZCOMPANY.COM

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THE KRAFT HEINZ COMPANY
200 EAST RANDOLPH ST.
SUITE 7600
CHICAGO, IL 60601

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 1, 2024 (other than participants in Kraft Heinz retirement plan accounts). Have your proxy card in hand and follow the instructions to obtain your records and create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/KHC2024

You may attend and vote during the Annual Meeting via the Internet. Have your proxy card in hand and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 1, 2024 (other than participants in Kraft Heinz retirement plan accounts). Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KRAFT HEINZ RETIREMENT PLAN ACCOUNTS
All votes by participants in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan, or the Philip Morris International Deferred Profit-Sharing Plan or the MillerCoors LLC Employees’ Retirement & Savings Plan must be submitted by Internet, phone, or mail and received by 11:59 p.m. Eastern Time on April 29, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V31099-P04958-Z86888	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE KRAFT HEINZ COMPANY

Company Proposals The Board of Directors recommends a vote FOR each of the director nominees listed in Proposal 1.
			For	Against	Abstain
1.	Election of Directors:

	1a.	Carlos Abrams-Rivera	☐	☐	☐

	1b.	Humberto P. Alfonso	☐	☐	☐

	1c.	John T. Cahill	☐	☐	☐

	1d.	Lori Dickerson Fouché	☐	☐	☐

	1e.	Diane Gherson	☐	☐	☐

	1f.	Timothy Kenesey	☐	☐	☐

	1g.	Alicia Knapp	☐	☐	☐

	1h.	Elio Leoni Sceti	☐	☐	☐

	1i.	James Park	☐	☐	☐

	1j.	Miguel Patricio	☐	☐	☐

	1k.	John C. Pope	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2 and 3.		For	Against	Abstain

2.	Advisory vote to approve executive compensation.	☐	☐	☐

3.	Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2024.	☐	☐	☐

Stockholder Proposals

The Board of Directors recommends a vote AGAINST Proposals 4-6.
		For	Against	Abstain

4.	Stockholder Proposal - Report on recyclability claims, if properly presented.	☐	☐	☐

5.	Stockholder Proposal - Report on group-housed pork, if properly presented.	☐	☐	☐

6.	Stockholder Proposal - Report on greenhouse gas goals, if properly presented.	☐	☐	☐

The proxies are authorized to vote, in their discretion, on any other matters that may come before the Annual Meeting or any adjournment or postponement thereof.

Support our sustainability efforts by signing up for electronic delivery of future proxy materials at www.proxyvote.com.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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THE KRAFT HEINZ COMPANY
ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 2, 2024
11:00 a.m. Eastern Time

www.virtualshareholdermeeting.com/KHC2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on May 2, 2024:

The Notice of Annual Meeting, 2024 Proxy Statement, and 2023 Annual Report are available at
ir.kraftheinzcompany.com/proxy.

V31100-P04958-Z86888

THE KRAFT HEINZ COMPANY
Annual Meeting of Stockholders
May 2, 2024 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on May 2, 2024 (the “Annual Meeting”). The shares of stock held in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

This proxy, when properly signed, will be voted in the manner specified in this proxy card. However, if this proxy is signed but no choice is specified, this proxy will be voted FOR each of the director nominees listed in Proposal 1; FOR Proposals 2 and 3; and AGAINST Proposals 4, 5, and 6.

By signing this proxy, you revoke all prior proxies and appoint Heidi Miller and Nicole Fritz and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side of this card and any other matters that may come before the Annual Meeting or any adjournment or postponement thereof. Furthermore, this proxy will be voted in the discretion of the proxies upon such other business or matters as may properly come before the Annual Meeting or any adjournment or postponement thereof (including, if applicable, on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before this proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). In addition, if you are a current or former Kraft or Kraft Heinz employee and have investments in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan, or you are a participant in the Philip Morris International Deferred Profit-Sharing Plan or the Molson Coors LLC Employees Retirement & Savings Plan, your vote directs the plan(s) trustee(s) how to vote the shares allocated to your account(s). If your voting instructions are not received by 11:59 p.m. Eastern Time on April 29, 2024, the trustee(s) will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been timely received, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA).

Continued and to be signed on reverse side